UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

----------------------------------

FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934


Date of Report (Date earliest event reported):   July 1, 1998
                                              ------------------



PARKWAY PROPERTIES, INC.
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      (Exact name of Registrant as specified in its charter)



Maryland                      1-11533                   74-2123597
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(State or other       (Commission File Number)       (IRS Employer
jurisdiction of                                     Identification
incorporation)                                          Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                                39225-4647
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Registrant's telephone number, including area code: (601) 948-4091
                                                    --------------


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   (Former name or former address, if changed since last report)





FORM 8-K

PARKWAY PROPERTIES, INC.

Item 2.  Acquisition or Disposition of Assets.

	On July 1, 1998, Parkway Properties, Inc. ("Parkway") closed on the previously announced sale of its investment portfolio of four office properties located in Dallas, Texas for $53,250,000 in cash to Triad Properties Corporation, a Huntsville, Alabama-based private real estate investment and operating company. The properties contain approximately 534,400 net rentable square feet. The Company expects to record a gain for financial reporting purposes of approximately $3.3 million on the sale in the third quarter. The Company anticipates that the taxable gain from this transaction will be deferred through a Section 1031 like-kind exchange and, accordingly, no special dividend of the capital gain will be required. Approximately $25,000,000 of the sale proceeds will be held in trust under the like-kind exchange rules, pending the purchase of replacement properties.

Item 5.	Other Events.

	On June 30, 1998, the Company closed on a $97 million fixed rate loan at a rate of 6.945% from Teachers Insurance and Annuity Association of America. Proceeds of $78.9 million were funded on June 30, 1998 with additional proceeds of $18.1 million to be funded in July 1998. The loan will amortize over a 15-year term and matures on July 1, 2008. The loan is secured by certain properties of the Company. The loan contains a conversion feature that gives the Company an option to unsecure all or part of the loan upon receipt of an investment grade credit rating from two of the major rating agencies during the first 24 months of the loan. Proceeds of the loan were used to repay existing variable rate debt.

	On July 1, 1998, the Company purchased a partnership owning the 171,800 square foot 111 East Capitol Building in Jackson, Mississippi for $11,350,000 in the Company's first UPREIT transaction. The Company assumed existing debt on the property of $5,647,000 at a rate of 8%. The building was constructed in 1983 and includes an attached 200-space two-level parking garage. The 111 East Capitol Building is located in the Central Business District of Jackson and was 83% occupied at June 30, 1998.






Item 7.   Financial Statements and Exhibits.

	(b)  Pro Forma Consolidated Financial Statements

     The following unaudited Pro Forma Consolidated Financial
Statements are attached hereto.
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements (Unaudited)	5
Pro Forma Consolidated Balance Sheet (Unaudited) -
  March 31, 1998	7
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Year Ended December 31, 1997	8
Pro Forma Consolidated Statement of Income (Unaudited) -
  For the Three Months ended March 31, 1998	9
Notes to Pro Forma Consolidated Financial
  Statements (Unaudited)	10

	(c)  Exhibits

(10)	(a) Purchase and Sale Agreement between Parkway
Properties LP and Triad Properties Corporation is incorporated by reference to the Registrant's Form 8-K dated and filed April 22, 1998. Parkway agrees to furnish supplementally to the Securities and Exchange
Commission on request a copy of any omitted schedule or exhibit to this agreement.

(10) (b) Purchase and Sale Agreement between Parkway
Portfolio I LLC and Triad Properties Corporation, and
Parkway Properties LP, a Delaware limited partnership is incorporated by reference to the Registrant's Form
8-K dated and filed April 22, 1998. Parkway agrees to furnish supplementally to the Securities and Exchange
Commission on request a copy of any omitted schedule or exhibit to this agreement.

(99)	(a)	Amended and Restated Agreement of Limited
Partnership of Parkway Properties LP, including Amended and Restated Exhibit A of the Amended and Restated
Agreement of Limited Partnership. Parkway agrees to furnish supplementally to the Securities and Exchange
Commission on request a copy of any omitted schedule or exhibit to this agreement.

(99)	(b)	Admission Agreement between Parkway Properties LP
and Lane N. Meltzer. Parkway agrees to furnish supplementally to the Securities and Exchange
Commission on request a copy of any omitted schedule or exhibit to this agreement.

(99)	(c)	Promissory Note between Parkway Properties LP and
Teachers Insurance and Annuity Association of America.
Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

(99)	(d)	Form of Mortgage, Assignment of Leases and Rents
Security Agreement and Fixture Filing Statement by
Parkway Properties LP as borrower for the benefit of Teachers Insurance and Annuity Association of America as lender. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.

(99)	(e)	Conversion and Note Agreement between Parkway
Properties LP Parkway Properties, Inc. and Teachers
Insurance and Annuity Association of America. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.
















PARKWAY PROPERTIES, INC.

           Pro Forma Consolidated Financial Statements
                           (Unaudited)

     The following unaudited pro forma consolidated balance sheet as of March 31, 1998 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 1997 and the three months ended March 31, 1998 give effect to the recent purchases of Parkway listed below for the periods stated as well as the sale of the four office buildings owned by Parkway in Dallas, Texas (the "Dallas Portfolio"). The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

     The pro forma consolidated balance sheet sets forth the effect of Parkway's sale of the Dallas Portfolio, as if it had been consummated on March 31, 1998.

     The pro forma consolidated statements of income sets forth the effects of Parkway's purchases of the buildings listed below as if they had been consummated on January 1, 1997.


BUILDING                            DATE OF PURCHASE

SouthTrust Bank Building                03/31/98
Brookdale Portfolio                     02/25/98
Schlumberger Building                   01/21/98
Greenbrier Towers                       11/25/97
Raytheon Building                       11/17/97
First Little Rock Plaza                 11/07/97
Hightower Centre                        10/01/97
Morgan Keegan Tower                     09/30/97
First Tennessee Plaza                   09/18/97
Fairway Plaza                           08/12/97
NationsBank Tower                       07/31/97
Lakewood II                             07/10/97
Sugar Grove                             05/01/97
Vestavia Centre                         04/04/97
Meridian                                03/31/97
Charlotte Park Executive Center         03/18/97
Courtyard at Arapaho                    03/06/97
Ashford II                              01/28/97
Forum II & III                          01/07/97

	In addition to the purchases listed above, the pro forma consolidated statement of income sets forth the effect of the sale of 1,750,000 shares of Common Stock on January 22, 1997, 262,500 shares of Common Stock on February 19, 1997, 3,000,000 shares of Common Stock on September 24, 1997, 450,000 shares of Common Stock On October 6, 1997, 451,128 shares of Common Stock on February 3, 1998 and 855,900 shares of Common Stock on March 11, 1998, as well as the sale of the Dallas Portfolio as if these transactions had occurred January 1, 1997.

	These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchases, sales and/or financings had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 1997.


PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
	PRO FORMA CONSOLIDATED BALANCE SHEET
	MARCH 31, 1998
	(Unaudited)

                                           Pro Forma
                               Historical  Adjustments  Pro Forma
						----------  -----------  ---------
                                          (In thousands)
 Assets
 Real estate related investments:
   Office buildings.............$507,477    $      -     $507,477
   Office buildings held
     for sale...................  48,864     (48,864)           -
   Land held for development....   1,721           -        1,721
   Accumulated depreciation..... (16,238)          -      (16,238)
                                --------    --------     --------
                                 541,824     (48,864)     492,960

 Land held for sale...........     5,341           -        5,341
 Mortgage loans...............     1,115           -        1,115
 Real estate partnership......       322           -          322
                                --------    --------     --------
                                 548,602     (48,864)     499,738
 Interest, rents receivable
   and other assets.............   9,755           -        9,755
 Cash and cash equivalents......   1,060      25,000       26,060
                                --------    --------     --------
                                $559,417    $(23,864)    $535,553
                                ========    ========     ========
Liabilities
Notes payable to banks..........$152,404    $(27,164)    $125,240
Mortgage notes payable
  without recourse.............. 104,157           -      104,157
Accounts payable and other
  liabilities...................  15,057           -       15,057
                                --------    --------     --------
                                $271,618     (27,164)    $244,454
                                --------    --------     --------
Stockholders' Equity
Common stock, $0.001 par value,
  70,000,000 shares authorized,
  11,085,823 shares issued
  and outstanding...............      11           -           11
Additional paid-in capital...... 254,828           -      254,828
Retained earnings...............  32,960       3,300       36,260
                                --------    --------     --------
                                 287,799       3,300      291,099
                                --------    --------     --------
                                $559,417    $(23,864)    $535,553
                                ========    ========     ========


See accompanying notes
PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1997
                             (Unaudited)
                                          Pro Forma
                              Historical Adjustments(1-2)Pro Forma
                              ---------- --------------  ---------
                             (In thousands, except per share data)
Revenues
Income from office properties...$45,799    $38,745 (a)    $84,544
Income from other real estate
  properties....................    722          -            722
Interest on mortgage loans......     63          -             63
Management company income.......    539          -            539
Interest on investments.........    373       (373)(d)          -
Dividend income.................    388          -            388
Deferred gains and other income.    203          -            203
                                -------    -------        -------
                                 48,087     38,372         86,459
                                -------    -------        -------
Expenses
Office properties
  Operating expense............. 19,697     16,879 (a)     36,576
  Interest expense:
    Contractual.................  5,486      2,849 (c)      8,335
    Amortization of loan cost...     95          -             95
  Depreciation and amortization.  6,033      6,039 (a)     12,072
  Minority interest.............     59          -             59
Other real estate properties
  Operating expense.............    462          -            462
Interest expense on bank notes:
  Contractual...................    810      5,624 (d)      6,434
  Amortization of loan costs....    187          -            187
Management company expense......    362          -            362
General and administrative......  3,312          -          3,312
                                -------    -------        -------
                                 36,503     31,391         67,894
                                -------    -------        -------
Income before gains............. 11,584      6,981         18,565
                                -------    -------        -------
Gain on sales
Gain on real estate held for
  sale and mortgage loans.......  2,907          -          2,907
                                -------    -------        -------
Net income......................$14,491    $ 6,981        $21,472
                                =======    =======        =======
Net income per share:
  Basic.........................$  2.05                  $ 1.94(3)
  Diluted.......................$  2.01                  $ 1.92(3)
Weighted average shares
  outstanding:
  Basic.........................  7,078                  11,072(3)
  Diluted.......................  7,214                  11,208(3)
See accompanying notes

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1998
                             (Unaudited)
                                          Pro Forma
                              Historical Adjustments(1-2)Pro Forma
                              ---------- --------------  ---------
                             (In thousands, except per share data)
Revenues
Income from office properties...$19,644    $ 2,759 (b)    $22,403
Income from other real estate
  properties....................      -          -              -
Interest on mortgage loans......     24          -             24
Management company income.......    129          -            129
Interest on investments.........      7          -              7
Dividend income.................      -          -              -
Deferred gains and other income.    110          -            110
                                -------    -------        -------
                                 19,914      2,759         22,673
                                -------    -------        -------
Expenses
Office properties
  Operating expense.............  8,244      1,293 (b)      9,537
  Interest expense:
    Contractual.................  2,043          -          2,043
    Amortization of loan cost...     25          -             25
  Depreciation and amortization.  2,591        673 (b)      3,264
  Minority interest.............      -          -              -
Other real estate properties
  Operating expense.............     30          -             30
Interest expense on bank notes:
  Contractual...................  1,122        353 (d)      1,475
  Amortization of loan costs....    234          -            234
Management company expense......    105          -            105
General and administrative......    902          -            902
                                -------    -------        -------
                                 15,296      2,319         17,615
                                -------    -------        -------
Income before gains.............  4,618        440          5,058
                                -------    -------        -------
Gain on sales
Gain on real estate held for
  sale and mortgage loans.......    952          -            952
                                -------    -------        -------
Net income......................$ 5,570        440        $ 6,010
                                =======    =======        =======
Net income per share:
  Basic.........................$   .55                   $   .54(3)
  Diluted.......................$   .54                   $   .54(3)
Weighted average shares
  outstanding:
  Basic......................... 10,156                    11,078(3)
  Diluted....................... 10,301                    11,223(3)
See accompanying notes


 PARKWAY PROPERTIES, INC.

       Notes to Pro Forma Consolidated Financial Statements
                         (Unaudited)

1. On July 1, the Company sold the four-building Dallas Portfolio for $53,250,000. The Company expects to record a gain for financial purposes of approximately $3.3 million on the sale. Approximately $25,000,000 of the sale proceeds will be held in trust under the like-kind exchange rules, pending the purchase of replacement properties.

2.	The pro forma adjustments to the historical Consolidated
Statement of Income for the year ended December 31, 1997 and the three months ended March 31, 1998 set forth the effects of Parkway's purchases of the following buildings as if they had been consummated on January 1, 1997.

BUILDING                            DATE OF PURCHASE

	SouthTrust Bank Building                03/31/98
	Brookdale Portfolio                     02/25/98
	Schlumberger Building                   01/21/98
	Greenbrier Towers                       11/25/97
	Raytheon Building                       11/17/97
	First Little Rock Plaza                 11/07/97
	Hightower Centre                        10/01/97
     Morgan Keegan Tower                     09/30/97
First Tennessee Plaza                   09/18/97
Fairway Plaza                           08/12/97
NationsBank Tower                       07/31/97
Lakewood II                             07/10/97
Sugar Grove                             05/01/97
Vestavia Centre                         04/04/97
Meridian                                03/31/97
Charlotte Park Executive Center         03/18/97
Courtyard at Arapaho                    03/06/97
Ashford II                              01/28/97
Forum II & III                          01/07/97

(a) The pro forma adjustments to the Consolidated Statement of Income are detailed below by property for the year ended
December 31, 1997.

					Revenue              Expenses
                       -----------   ---------------------------
                       Income From         Real Estate Owned
                       Real Estate    Operating     Depreciation
                       Properties      Expense        Expense*
                       -----------   ------------   ------------
Purchases:
   Charlotte Park      $    505,000    $   208,000    $    69,000
   Ashford II                54,000         37,000          4,000
   Courtyard at
	Arapaho                366,000        164,000         58,000
   Meridian                 354,000        123,000         59,000
   Vestavia                 240,000         91,000         26,000
   Sugar Grove              309,000        165,000         43,000
   Lakewood II              977,000        447,000        129,000
   NationsBank Tower      2,392,000      1,003,000        271,000
   Fairway Plaza            859,000        379,000         94,000
   First Tennessee
	Plaza                4,253,000      2,080,000        477,000
   Morgan Keegan
	Tower                3,327,000      1,665,000        618,000
   Hightower Centre         833,000        333,000        113,000
   Raytheon Building      2,417,000      1,072,000        315,000
   First Little Rock      1,298,000        517,000        191,000
   Greenbrier Towers      1,913,000        835,000        330,000
   Schlumberger           2,260,000        817,000        275,000
   Brookdale Portfolio   20,543,000      9,108,000      3,668,000
   SouthTrust Bank Bldg.  2,751,000      1,205,000        392,000
Sale of Dallas Portfolio (6,906,000)    (3,370,000)    (1,093,000)
                        -----------    -----------    -----------
	                   $38,745,000    $16,879,000    $ 6,039,000
	                   ===========    ===========    ===========

	*Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

(b) The pro forma adjustments to the Consolidated Statement of Income are detailed below by property for the three months ended March 31, 1998.

					 Revenue              Expenses
                        -----------   ---------------------------
                        Income From         Real Estate Owned
                        Real Estate    Operating     Depreciation
                        Properties      Expense        Expense*
                        -----------   ------------   ------------
Purchases:
Schlumberger            $   125,000   $     45,000     $   15,000
Brookdale Portfolio       3,139,000      1,392,000        560,000
SouthTrust Bank Building    720,000        335,000         98,000
Sale of Dallas Portfolio (1,225,000)      (479,000)             -
                        -----------   ------------   ------------
	                   $ 2,759,000   $  1,293,000     $  673,000
	                   ===========   ============   ============

	*Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

(c)	Pro forma interest expense on real estate owned reflects the non-recourse debt placed on certain buildings acquired in 1996 and 1997 and debt assumed upon purchase at the actual amounts and rates by property as if in place January 1, 1997 and is detailed below.

     Property/Placement 			  Year Ended
	    Date/Rate          Debt       12/31/97
	------------------  -----------  ----------
	Lakewood II*
	  7/97 8.08%       $ 6,910,000    $ 294,000

     BB&T
       11/97 7.3%        15,000,000      958,000

     Raytheon Building*
       11/97 8.125%       7,958,000      566,000

	First Tennessee
	  Plaza
       12/97 7.17%       15,000,000    1,031,000
                                      ----------
                                      $2,849,000
                                      ==========
	*Assumed in purchase.

(d) The pro forma effect of the building purchases, the placement of non-recourse debt, the sales of Common
Stock and the proposed sale of the Dallas portfolio on interest expense on notes payable to banks was $5,624,000 for the year ended December 31, 1997 and $353,000 for the three months ended March 31, 1998.

 3. The pro forma basic and diluted earnings per share for the year ended December 31, 1997 reflect the sale of 1,750,000 shares of Common Stock on January 22, 1997, 262,500 shares of Common Stock on February 19, 1997, 3,000,000 shares of Common Stock on September 24, 1997, 450,000 shares of Common Stock on October 6, 1997, 451,128 shares of Common Stock on
February 23, 1998 and 855,900 shares of Common Stock on March
11, 1998.

 4.	No income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.













FORM 8-K

PARKWAY PROPERTIES, INC.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 15, 1998			PARKWAY PROPERTIES, INC.



							BY:	/s/Steven G. Rogers
								President and CEO













































AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

PARKWAY PROPERTIES LP

January 1, 1998




























AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

PARKWAY PROPERTIES LP


TABLE OF CONTENTS


	PAGE



ARTICLE 1
DEFINED TERMS		1
	Section 1.1	DEFINITIONS	  1

ARTICLE 2
ORGANIZATIONAL MATTERS	 16
	Section 2.1	ORGANIZATION	 16
	Section 2.2	NAME	 16
	Section 2.3	RESIDENT AGENT; PRINCIPAL OFFICE	 16
	Section 2.4	POWER OF ATTORNEY	 17
	Section 2.5	TERM	 18

ARTICLE 3
PURPOSE		 18
	Section 3.1	PURPOSE AND BUSINESS	 18
	Section 3.2	POWERS	 18
	Section 3.3	PARTNERSHIP ONLY FOR PURPOSES SPECIFIED	 19
	Section 3.4	REPRESENTATIONS AND WARRANTIES BY THE PARTIES	 19

ARTICLE 4
CAPITAL CONTRIBUTIONS	 21
	Section 4.1	CAPITAL CONTRIBUTIONS OF THE PARTNERS	 21
	Section 4.2	LOANS BY THIRD PARTIES	 22
	Section 4.3	ADDITIONAL FUNDING AND CAPITAL CONTRIBUTIONS	 22
					(a)	GENERAL	 22
					(b)	GENERAL PARTNER LOANS	 22
					(c)	ISSUANCE OF ADDITIONAL PARTNERSHIP
					 	INTERESTS	 22
					(d)	ISSUANCE OF REIT SHARES OR OTHER
						SECURITIES BY THE COMPANY	 23
					(e)	PERCENTAGE INTEREST ADJUSTMENTS IN THE
						CASE OF CAPITAL CONTRIBUTIONS FOR
						PARTNERSHIP UNITS	 23
	Section 4.4	STOCK PLAN	 24
	Section 4.5	NO THIRD PARTY BENEFICIARY	 24
	Section 4.6	OTHER CONTRIBUTION PROVISIONS	 24

ARTICLE 5
DISTRIBUTIONS		 25
	Section 5.1	REQUIREMENT AND CHARACTERIZATION OF
			DISTRIBUTIONS	 25
	Section 5.2	DISTRIBUTIONS IN KIND	 25
	Section 5.3	DISTRIBUTIONS UPON LIQUIDATION	 25
	Section 5.4	DISTRIBUTIONS TO REFLECT ISSUANCE OF
			ADDITIONAL PARTNERSHIP INTERESTS	 26

ARTICLE 6
ALLOCATIONS		 26
	Section 6.1	TIMING AND AMOUNT OF ALLOCATIONS OF NET INCOME
			AND NET LOSS	 26
	Section 6.2	GENERAL ALLOCATIONS	 26
						(a)IN GENERAL	 26
						(b)	ALLOCATIONS TO REFLECT ISSUANCE OF
	 							ADDITIONAL PARTNERSHIP INTERESTS	 26
	Section 6.3	ADDITIONAL ALLOCATION PROVISIONS	 26
						(a)REGULATORY ALLOCATIONS	 26
	Section 6.4	TAX ALLOCATIONS	 29
						(a)IN GENERAL	 29
						(b)ALLOCATIONS RESPECTING SECTION 704(C)
						 REVALUATIONS	 29

ARTICLE 7
MANAGEMENT AND OPERATIONS OF BUSINESS	 29
	Section 7.1	MANAGEMENT	 29
	Section 7.2	CERTIFICATE OF LIMITED PARTNERSHIP	 33
	Section 7.3	RESTRICTIONS ON GENERAL PARTNER'S AUTHORITY	 33
	Section 7.4	REIMBURSEMENT OF THE GENERAL PARTNER	 36
	Section 7.5	CONTRACTS WITH AFFILIATES	 36
	Section 7.6	INDEMNIFICATION	 37
	Section 7.7	LIABILITY OF THE GENERAL PARTNER	 39
	Section 7.8	OTHER MATTERS CONCERNING THE GENERAL PARTNER	 40
	Section 7.9	TITLE TO PARTNERSHIP ASSETS	 40
	Section 7.10	RELIANCE BY THIRD PARTIES	 41

ARTICLE 8
RIGHTS AND OBLIGATIONS OF LIMITED PARTNER	 41
	Section 8.1	LIMITATION OF LIABILITY	 41
	Section 8.2	MANAGEMENT OF BUSINESS	 42
	Section 8.3	OUTSIDE ACTIVITIES OF LIMITED PARTNERS	 42
	Section 8.4	RETURN OF CAPITAL	 42
	Section 8.5	RIGHTS OF LIMITED PARTNERS RELATING TO THE
			PARTNERSHIP	 43
	Section 8.6	REDEMPTION RIGHTS	 43

ARTICLE 9
BOOKS, RECORDS, ACCOUNTING AND REPORTS	 46
	Section 9.1	RECORDS AND ACCOUNTING	 46
	Section 9.2	FISCAL YEAR	 46
	Section 9.3	REPORTS	 47

ARTICLE 10
TAX MATTERS		 47
	Section 10.1	PREPARATION OF TAX RETURNS	 47
	Section 10.2	TAX ELECTIONS	 47
	Section 10.3	TAX MATTERS PARTNER	 47
	Section 10.4	ORGANIZATIONAL EXPENSES	 49
	Section 10.5	WITHHOLDING	 49

ARTICLE 11
TRANSFERS AND WITHDRAWALS	 50
	Section 11.1	TRANSFER	 50
	Section 11.2	TRANSFER OF GENERAL PARTNER'S PARTNERSHIP
			INTEREST	 50
	Section 11.3	LIMITED PARTNERS' RIGHTS TO TRANSFER	 52
						(i)GENERAL PARTNER RIGHT OF FIRST REFUSAL	 52
						(ii)QUALIFIED TRANSFEREE	 53
	Section 11.4	SUBSTITUTED LIMITED PARTNERS	 54
	Section 11.5	ASSIGNEES	 55
	Section 11.6	GENERAL PROVISIONS	 55

ARTICLE 12
ADMISSION OF PARTNERS	 57
	Section 12.1	ADMISSION OF SUCCESSOR GENERAL PARTNER	 57
	Section 12.2	ADMISSION OF ADDITIONAL LIMITED PARTNERS	 57
	Section 12.3	AMENDMENT OF AGREEMENT AND CERTIFICATE OF
LIMITED PARTNERSHIP	 58

ARTICLE 13
DISSOLUTION AND LIQUIDATION	 58
	Section 13.1	DISSOLUTION	 58
	Section 13.2	WINDING UP	 59
	Section 13.3	COMPLIANCE WITH TIMING REQUIREMENTS OF
			REGULATIONS	 60
	Section 13.4	RIGHTS OF LIMITED PARTNERS	 61
	Section 13.5	NOTICE OF DISSOLUTION	 61
	Section 13.6	CANCELLATION OF CERTIFICATE OF LIMITED
PARTNERSHIP	 61
	Section 13.7	REASONABLE TIME FOR WINDING UP	 61
	Section 13.8	WAIVER OF PARTITION	 62

ARTICLE 14
AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS	 62
	Section 14.1	AMENDMENTS	 62
	Section 14.2	ACTION BY THE PARTNERS	 62

ARTICLE 15
GENERAL PROVISIONS	 63
	Section 15.1	ADDRESSES AND NOTICE	 63
	Section 15.2	TITLES AND CAPTIONS	 63
	Section 15.3	PRONOUNS AND PLURALS	 63
	Section 15.4	FURTHER ACTION	 64
	Section 15.5	BINDING EFFECT	 64
	Section 15.6	CREDITORS	 64
	Section 15.7	WAIVER	 64
	Section 15.8	COUNTERPARTS	 64
	Section 15.9	APPLICABLE LAW	 64
	Section 15.10	INVALIDITY OF PROVISIONS	 64
	Section 15.11	LIMITATION TO PRESERVE REIT STATUS	 65
	Section 15.12	ENTIRE AGREEMENT	 65
	Section 15.13	NO RIGHTS AS STOCKHOLDERS	 66

EXHIBIT A
Partners, Contributions and Partnership Interests	 67

EXHIBIT B
Notice of Redemption	 68

EXHIBIT C
Schedule of Partners' Ownership with Respect to Tenants	 69

EXHIBIT D
Schedule of REIT Shares Actually or
Constructively Owned by Limited Partners Other
than those Acquired Pursuant to an Exchange	 70








AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
PARKWAY PROPERTIES LP


	THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, dated as of January 1, 1998, is entered into by and among Parkway Properties Inc., a Maryland corporation (the "Company"), Parkway Properties General Partners Inc. ("PPGP"), together with any other Persons who become Partners in the Partnership as provided herein.

	WHEREAS, the limited partnership was formed pursuant to the Revised Uniform Limited Partnership Act of the State of
Delaware by filing a certificate of limited partnership on January 6, 1997;

	WHEREAS, the Agreement of Limited Partnership of
Parkway Properties LP was executed on January 3, 1997 with PPGP as the original general partner and the Company as the original
Limited Partner, and amended on November 1, 1997;

	WHEREAS, the Company proposes to restructure its operations by contributing substantially all of its assets and properties to the Partnership in exchange for additional Limited
Partnership interests;

	NOW, THEREFORE, BE IT RESOLVED, that for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


ARTICLE 1
DEFINED TERMS

	Section 1.1	DEFINITIONS

	The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:

	"ACT" means the Delaware Revised Uniform Limited
Partnership Act, as it may be amended from time to time, and any successor to such statute.

	"ADDITIONAL FUNDS" shall have the meaning set forth in
Section 4.3(a).

	"ADDITIONAL LIMITED PARTNER" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

	"ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Partner, the deficit balance, if any, in such Partner's
Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

	(a)	decrease such deficit by any amounts which such
Partner is obligated, or is treated as obligated, to restore pursuant to this Agreement or is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(i)(5) and 1.704-2(g)(1); and

	(b)	increase such deficit by the items described in
Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

	The foregoing definition of Adjusted Capital Account
Deficit is intended to comply with the provisions of Regulations
Section 1.704-1(b)(2)(ii)(d) and
shall be interpreted consistently therewith.

	"ADJUSTMENT DATE" means, with respect to any Capital Contribution, the close of business on the Business Day last preceding the date of the Capital Contribution, PROVIDED THAT, if such Capital Contribution is being made by the Company in respect of the proceeds from the issuance of REIT Shares (or the issuance of the Company's securities exercisable for, convertible into or exchangeable for REIT Shares), then the Adjustment Date shall be as of the close of business on the Business Day last preceding the date of the issuance of such securities.

	"AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

	"AGENT" shall have the meaning set forth in Section
7.7(a).

	"AGREED VALUE" means (i) in the case of any Contributed Property set forth in Exhibit A and as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit A; (ii) in the case of any Contributed Property not set forth in Exhibit A and as of the time of its contribution to the Partnership, the fair market value of such property or other consideration as determined by the General Partner, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and (iii) in the case of any property distributed to a Partner by the Partnership, the fair market value of such property as determined by the General Partner at the time such property is distributed, reduced by any liabilities either assumed by such Partner upon such distribution or to which such property is subject at the time of the distribution as determined under Section 752 of the Code and the Regulations thereunder.

	"AGREEMENT" means this Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

	"APPRAISAL" means, with respect to any assets, the opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in good faith; such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership.

	"ASSIGNEE" means a Person to whom one or more
Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted
Limited Partner, and who has the rights set forth in Section
11.5.

	"AVAILABLE CASH" means, with respect to any period for which such calculation is being made,

	(a)	the sum of:

		(i)		the Partnership's Net Income or Net Loss
(as the case may be) for such period,

		(ii)		Depreciation and all other noncash
charges deducted in determining Net Income or Net Loss for such period,

		(iii)	the amount of any reduction in reserves
of the Partnership referred to in clause (b)(vi) below
(including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

		(iv)		the excess of the net proceeds from the
sale, exchange, disposition, or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from any such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital
Transactions), and

		(v)		all other cash received by the
Partnership for such period that was not included in determining
Net Income or Net Loss for such period;

	(b)	less the sum of:

		(vi)		all principal debt payments made during
such period by the Partnership,

		(vii)	capital expenditures made by the
Partnership during such period,

		(viii)	investments in any entity (including
loans made thereto) to the extent that such investments are not otherwise described in clause (vi) or (vii),

		(ix)		all other expenditures and payments not
deducted in determining Net Income or Net Loss for such period,

		(x)		any amount included in determining Net
Income or Net Loss for such period that was not received by the Partnership during such period,

		(xi)		the amount of any increase in reserves
established during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion, and

		(xii)	the amount of any working capital
accounts and other cash or similar balances which the General
Partner determines to be necessary or appropriate in its sole and absolute discretion.

	Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves, established, after commencement of the dissolution and liquidation of the Partnership.

	"BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

	"CAPITAL ACCOUNT" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

	(a)	To each Partner's Capital Account there shall be
added such Partner's Capital Contributions, such Partner's share of Net Income and any items in the nature of income or gain which are specially allocated pursuant to Section 0 hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner.

	(b)	From each Partner's Capital Account there shall be
subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 0 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

	(c)	In the event any interest in the Partnership is
transferred in accordance with the terms of this Agreement (which does not result in a termination of the Partnership for federal income tax purposes), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

	(d)	In determining the amount of any liability for
purposes of subsections (a) and (b) hereof, there shall be taken into account Code section 752(c) and any other applicable provisions of the Code and Regulations.

	(e)	The foregoing provisions and the other provisions
of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, PROVIDED THAT it is not likely to have a material effect on the amounts distributable to any Person pursuant to
Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations
Section 1.704-1(b) or Section 1.704-2.

	"CAPITAL CONTRIBUTION" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Partnership by such Partner.

	"CASH AMOUNT" means, with respect to any Partnership
Units subject to a Redemption, an amount of cash equal to the Deemed Partnership Interest Value attributable to such
Partnership Units.

	"CERTIFICATE" means the Certificate of Limited
Partnership relating to the Partnership filed in the office of the Secretary of State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

	"CHARTER" means the Articles of Incorporation of the Company filed with the Maryland State Department of Assessments and Taxation on May 17, 1996, as amended or restated from time to time.

	"CODE" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

	"CONSENT" means the consent to, approval of, or vote on a proposed action by a Partner given in accordance with Article
14 hereof.

	"CONSENT OF THE LIMITED PARTNERS" means the Consent of a Majority In Interest of the Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority in Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

	"CONSENT OF THE PARTNERS" means the Consent of Partners holding Percentage Interests that, in the aggregate are equal to or greater than 66 2/3% of the aggregate Percentage Interests of all Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by such Partners, in their sole and absolute discretion.

	"CONSENT OF THE SUPER MAJORITY LIMITED PARTNERS" means the consent of Limited Partners (other than the General Partner and any Limited Partner 50% or more of whose equity is owned, directly or indirectly, by the General Partner) holding Percentage Interests that, in the aggregate are equal to or greater than 66 2/3% of the aggregate Percentage Interests of all Limited Partners (other than the General Partner and any Limited Partner 50% or more of whose equity is owned, directly or indirectly, by the General Partner), which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by such Limited Partners, in their sole and absolute discretion.

	"CONSTRUCTIVELY OWN" means ownership under the constructive ownership rules of Section 856(d)(5) of the Code.

	"CONTRIBUTED PROPERTY" means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or, to the extent provided in applicable regulations, deemed contributed to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code).

	"DEBT" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services;
(ii) all amounts owed by such Person to banks or other Persons in respect to reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person which, in accordance with generally accepted accounting principles, should be capitalized.

	"DEEMED PARTNERSHIP INTEREST VALUE" means, as of any date with respect to any class of Partnership Interests, the Deemed Value of the Partnership Interests of such class multiplied by the applicable Partner's Percentage Interest of such class.

	"DEEMED VALUE OF THE PARTNERSHIP INTERESTS" means, as of any date with respect to any class of Partnership Interests,
(i) the total number of shares of capital stock of the Company corresponding to the Percentage Interest of the Company in such class of Partnership Interests issued and outstanding as of the close of business on such date (excluding any treasury shares) multiplied by the Fair Market Value of a share of such capital stock on such date; (ii) DIVIDED BY the Percentage Interest of the General Partner in such class of Partnership Interests on such date.

	"DEPRECIATION" means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; PROVIDED, HOWEVER, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

	"EFFECTIVE DATE" means the date upon which contributions set forth on Exhibit A shall become completed.

	"ERISA" means the Employee Retirement Income Security
Act of 1974, as amended, or any successor statute.

	"FAIR MARKET VALUE" means, with respect to any REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date with respect to which "Fair Market Value" must be determined hereunder or, if such date is not a Business Day, the immediately preceding Business Day. The market price for each such trading day shall be: (i) if such shares are listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; PROVIDED THAT, if there are no bid and asked prices reported during the 10 days prior to the date in question, the Fair Market Value of such shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount for such shares includes rights that a holder of such shares would be entitled to receive, then the Fair Market Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; and PROVIDED FURTHER THAT, in connection with determining the Deemed Value of the Partnership Interests for purposes of determining the number of additional Partnership Units issuable upon a Capital Contribution funded by an underwritten public offering of shares of capital stock of the Company, the Fair Market Value of such shares shall be the public offering price per share of such class of capital stock sold.

	"FUNDING DEBT" means the incurrence of any Debt by or on behalf of the General Partner for the purpose of providing funds to the Partnership.

	"GENERAL PARTNER" means Parkway Properties General
Partners, Inc. or its successors as general partner of the Partnership.

	"GENERAL PARTNER INTEREST" means a Partnership Interest held by the General Partner. A General Partner Interest may be expressed as a number of Partnership Units.

	"GENERAL PARTNER LOAN" shall have the meaning set forth in Section 4.3(b).

	"GENERAL PARTNER PAYMENT" shall have the meaning set forth in Section 15.11.

	"GROSS ASSET VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

	(a)	The initial Gross Asset Value of any asset
contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the General Partner (as set forth on Exhibit A attached hereto, as such Exhibit may be amended from time to time); PROVIDED THAT, if the contributing Partner is the General Partner then, except with respect to the General Partner's initial Capital Contribution which shall be determined as set forth on Exhibit A, or capital contributions of cash, REIT Shares or other shares of capital stock of the General Partner, the determination of the fair market value of the contributed asset shall be determined by the price paid by the General Partner if the asset is acquired by the General Partner contemporaneously with its contribution to the Partnership.

	(b)	As of the times listed below, the Gross Asset
Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, PROVIDED, HOWEVER, that for such purpose, the net value of all of the Partnership assets, in the aggregate, shall be equal to the Deemed Value of the Partnership Interests of all classes of Partnership Interests then outstanding, regardless of the method of valuation adopted by the General Partner:

		(i)		the acquisition of an additional
interest in the Partnership by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

		(ii)		the distribution by the Partnership to a
Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

		(iii)	the liquidation of the Partnership
within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);
and

		(iv)	at such other times as the General Partner
shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

	(c)	The Gross Asset Value of any Partnership asset
distributed to a Partner shall be the gross fair market value of such asset (taking Section 7701(g) of the Code into account), without reduction for liabilities, on the date of distribution as determined by the distributee and the General Partner, or if the distributee and the General Partner cannot agree on such a determination, by Appraisal.

	(d)	The Gross Asset Values of Partnership assets shall
be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); PROVIDED, HOWEVER, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subparagraph
(b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

	(e)	If the Gross Asset Value of a Partnership asset
has been determined or adjusted pursuant to subparagraph (a), (b) or (d), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

	"HOLDER" means either the Partner or Assignee owning a Partnership Unit.

	"IMMEDIATE FAMILY" means, with respect to any natural Person, such natural Person's estate or heirs or current spouse, parents, parents-in-law, children, siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such Person or such Person's current spouse, parents, parents-in-law, children, siblings or grandchildren.

	"INCAPACITY" or "INCAPACITATED" means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him or her incompetent to manage his or her Person or his or her estate;
(ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors,
(d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) is not vacated within 90 days after the expiration of any such stay.

	"INDEMNITEE" means (i) any Person subject to a claim or demand or made or threatened to be made a party to, or involved or threatened to be involved in, a proceeding by reason of his or her status as (A) the General Partner or (B) a director or officer of the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

	"INDEPENDENT TRUST MANAGER" means a member of the General Partner's or the Company's Board of Directors who is not an officer of the General Partner or the Company.

	"IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

	"LIMITED PARTNER" means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

	"LIMITED PARTNERSHIP INTEREST" means a Partnership Interest of a Limited Partner representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partnership Interest may be expressed as a number of Partnership Units.

	"LIQUIDATING EVENTS" shall have the meaning set forth in Section 13.1.

	"LIQUIDATOR" shall have the meaning set forth in
Section 13.2(a).

	"MAJORITY IN INTEREST OF THE LIMITED PARTNERS" means Limited Partners (other than the General Partner and any Limited Partner 50% or more of whose equity is owned, directly or indirectly, by the General Partner) holding Percentage Interests that in the aggregate are greater than fifty percent (50%) of the aggregate Percentage Interests of all Limited Partners (other than the General Partner and any Limited Partner 50% or more of whose equity is owned, directly or indirectly, by the General Partner).

	"MAJORITY OF REMAINING PARTNERS" means Partners other than the General Partner owning (i) greater than fifty percent (50%) of the profits interests in the Partnership held by all Partners other than the General Partner, determined and allocated based on any reasonable estimate of profits from the relevant date to the projected termination of the Partnership and taking into account present and future allocations of profits under this Agreement as it is in effect on the relevant date, and (ii) greater than fifty percent (50%) of the capital interests in the Partnership, determined as of the relevant date under this Agreement, owned by all the Partners other than the General Partner.

	"NET INCOME" or "NET LOSS" means, for each fiscal year of the Partnership, an amount equal to the Partnership's taxable income or loss for such fiscal year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

	(a)	Any income of the Partnership that is exempt from
federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

	(b)	Any expenditures of the Partnership described in
Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

	(c)	In the event the Gross Asset Value of any
Partnership asset is adjusted pursuant to subparagraph (b) or subparagraph (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

	(d)	Gain or loss resulting from any disposition of
property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

	(e)	In lieu of the depreciation, amortization, and
other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account
Depreciation for such fiscal year;

	(f)	To the extent an adjustment to the adjusted tax
basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

	(g)	Notwithstanding any other provision of this
definition of Net Income or Net Loss, any items which are specially allocated pursuant to Section 6.3 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss, or deduction available to be specially allocated pursuant to Section
6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

	"NEW SECURITIES" means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares or other shares of capital stock of the Company, excluding grants under any Stock Plan, or (ii) any Debt issued by the Company that provides any of the rights described in clause (i).

	"NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

	"NONRECOURSE LIABILITY" shall have the meaning set forth in Regulations Section 1.752-1(a)(2).

	"NOTICE OF REDEMPTION" means the Notice of Redemption substantially in the form of Exhibit B to this Agreement.

	"PARTNER" means a General Partner or a Limited Partner, and "PARTNERS" means the General Partner and the Limited
Partners.

	"PARTNER MINIMUM GAIN" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

	"PARTNER NONRECOURSE DEBT" shall have the meaning set forth in Regulations Section 1.704-2(b)(4).

	"PARTNER NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

	"PARTNERSHIP" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

	"PARTNERSHIP INTEREST" means an ownership interest in the Partnership of either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes of Partnership Interests as provided in
Section 4.3. A Partnership Interest may be expressed as a number of Partnership Units. Unless otherwise expressly provided for by the General Partner at the time of the original issuance of any Partnership Interests, all Partnership Interests (whether of a Limited Partner or a General Partner) shall be of the same class.

	"PARTNERSHIP MINIMUM GAIN" shall have the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

	"PARTNERSHIP RECORD DATE" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

	"PARTNERSHIP UNIT" means, with respect to any class of Partnership Interest, a fractional, undivided share of such class of Partnership Interest issued pursuant to Sections 4.1 and 4.3. The ownership of Partnership Units may be evidenced by a certificate for units substantially as the General Partner may determine with respect to any class of Partnership Units issued from time to time under Sections 4.1 and 4.3.

	"PARTNERSHIP YEAR" means the fiscal year of the Partnership, which shall be the calendar year.

	"PERCENTAGE INTEREST" means, as to a Partner holding a class of Partnership Interests, its interest in the Partnership as determined by dividing the Partnership Units of such class owned by such Partner by the total number of Partnership Units of such class then outstanding as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time. If the Partnership issues more than one class of Partnership Interest, the interest in the Partnership among the classes of Partnership Interests shall be determined as set forth in the amendment to the Partnership Agreement setting forth the rights and privileges of such additional classes of Partnership Interest, if any, as contemplated by Section 4.3(c) hereof.

	"PERSON" means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

	"PLEDGE" shall have the meaning set forth in Section
11.3(a).

	"PROPERTIES" means such interests in real property and personal property including, without limitation, fee interests, interests in ground leases, interests in joint ventures, interests in mortgages, and Debt instruments, as the Partnership may hold from time to time.

	"QUALIFIED REIT SUBSIDIARY" means any Subsidiary of the Company that is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

	"QUALIFIED TRANSFEREE" means an "Accredited Investor" as defined in Rule 501 promulgated under the Securities Act.

	"REDEMPTION" shall have the meaning set forth in
Section 8.6(a).

	"REGULATIONS" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

	"REGULATORY ALLOCATIONS" shall have the meaning set forth in Section 6.3(a)(vii) of this Agreement.

	"REIT" means a real estate investment trust under
Section 856 of the Code.

	"REIT REQUIREMENTS" shall have the meaning set forth in
Section 5.1.

	"REIT SHARE" means a share of common stock of the Company.

	"REIT SHARES AMOUNT" means, as of any date, (i) with respect to Tendered Units, an aggregate number of REIT Shares equal to the number of such Tendered Units, as adjusted pursuant to Section 8.6(h) (in the event the Company acquires material assets, other than on behalf of the Partnership) and for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets received by the Company pursuant to a distribution by the Partnership other than a pro rata distribution to all Partners based on their respective Percentage Interests, and (ii) with respect to Partnership Units in any other context, the amount of REIT Shares determined in accordance with clause (i) assuming for such purpose that all such Partnership Units are Tendered Units.

	"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

	"SECURITIES EXCHANGE ACT" means the Securities Act of
1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

	"SPECIFIED REDEMPTION DATE" means the day of receipt by the General Partner of a Notice of Redemption.

	"STOCK PLAN" means any stock incentive, stock option, stock ownership or employee benefits plan of the Company.

	"SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

	"SUBSIDIARY PARTNERSHIP" means any partnership that is a Subsidiary of the Partnership.

	"SUBSTITUTE GENERAL PARTNER" means a Person who is admitted as a successor General Partner to the Partnership pursuant to Section 11.2(a).

	"SUBSTITUTED LIMITED PARTNER" means a Person who is admitted as a Limited Partner to the Partnership pursuant to
Section 11.4.

	"TAX ITEMS" shall have the meaning set forth in Section
6.4(a).

	"TENANT" means any tenant from which the Company derives rent either directly or indirectly through partnerships, including the Partnership.

	"TENDERED UNITS" shall have the meaning set forth in
Section 8.6(a).

	"TENDERING PARTNER" shall have the meaning set forth in
Section 8.6(a).

	"TERMINATING CAPITAL TRANSACTION" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

ARTICLE 2
ORGANIZATIONAL MATTERS

	Section 2.1	ORGANIZATION

	The Partnership is a limited partnership formed pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

	Section 2.2	NAME

	The name of the Partnership is Parkway Properties LP.
The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

	Section 2.3	RESIDENT AGENT; PRINCIPAL OFFICE

	The name and address of the resident agent of the Partnership in the State of Delaware shall be United Corporate Services, Inc., 15 Corporation Trust Center, 1209 Charge Street, Wilmington, New Castle County, Delaware 19801 or such other person as the General Partner may select in its sole discretion. The registered office of the Partnership in the State of Delaware shall be United Corporate Services, Inc. at such address or such other location as the General Partner may select in its sole discretion. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

	Section 2.4	POWER OF ATTORNEY

	(a)	Each Limited Partner and each Assignee constitutes
and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

		(i)	execute, swear to, acknowledge, deliver, file
and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited
Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

		(ii)	execute, swear to, acknowledge and file all
ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

	Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

	(b)	The foregoing power of attorney is hereby declared
to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney and in accordance with the provisions of this Agreement. Each Limited Partner or Assignee shall execute and deliver to the General Partner or any Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

	Section 2.5	TERM

	The term of the Partnership commenced on January 6, 1997 and shall continue until December 31, 2057 unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.


ARTICLE 3
PURPOSE

	Section 3.1	PURPOSE AND BUSINESS

	The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, PROVIDED, HOWEVER, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to be classified as a REIT for federal income tax purposes, unless the Company ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any business described in the foregoing clause (i) or to own interests in any entity engaged, directly or indirectly, in any such business and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the Company's current status as a REIT inures to the benefit of all the Partners and not solely the Company.

	Section 3.2	POWERS

	The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire and develop real property, and manage, lease, sell, transfer and dispose of real property; PROVIDED, HOWEVER, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the Company to continue to qualify as a REIT, (ii) could subject the Company to any taxes under Section 857 or Section 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities, unless any such action (or inaction) under (i), (ii) or (iii) shall have been specifically consented to by the Company in writing.

	Section 3.3	PARTNERSHIP ONLY FOR PURPOSES SPECIFIED

	The Partnership shall be a partnership only for the purposes specified in Section 3.1 hereof, and this Agreement shall not be deemed to create a partnership among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in
Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

	Section 3.4	REPRESENTATIONS AND WARRANTIES BY THE
PARTIES

	(a)	Each Partner that is an individual represents and
warrants to each other Partner that (i) such Partner has, in the case of any Person other than an individual, the power and authority, and in the case of an individual, the legal capacity to enter into this Agreement and perform such Partner's obligations hereunder, (ii) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any agreement by which such Partner or any of such Partner's property is or are bound, or any statute, regulation, order or other law to which such Partner is subject, (iii) such Partner is neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446(e) of the Code, and (iv) this Agreement has been duly executed and delivered by such Partner and is binding upon, and enforceable against, such Partner in accordance with its terms.

	(b)	Each Partner that is not an individual represents
and warrants to each other Partner that (i) it has the requisite corporate or other power and authority to enter into this Agreement, (ii) its execution and delivery of this Agreement, and performance of all transactions contemplated by this Agreement to be performed by it, have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s), as the case may be, as required, (iii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its certificate of limited partnership, partnership agreement, trust agreement, limited liability company operating agreement, charter, by-laws or other organizational documents, as the case may be, any agreement by which such Partner or any of such Partner's properties or any of its partners, beneficiaries, trustees or stockholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, trustees, beneficiaries or stockholders, as the case may be, is or are subject, (iv) such Partner is neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446(e) of the Code, and
(v) this Agreement has been duly executed and delivered by such Partner and is binding upon, and enforceable against, such Partner in accordance with its terms.

	(c)	Each Partner represents, warrants and agrees that
it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

	(d)	Each Partner further represents, warrants and
agrees as follows:

		(i)	Except as provided in Exhibit C, it does not
and will not, without the prior written consent of the General Partner, actually own or Constructively Own (a) with respect to any Tenant that is a corporation, any stock of such Tenant, and
(b) with respect to any Tenant that is not a corporation, any interests in either the assets or net profits of such Tenant; PROVIDED, HOWEVER, that so long as there are fewer than 20
Partners, each partner may own or Constructively Own (x) with respect to any Tenant that is a corporation, stock of such Tenant possessing up to, but not more than, one-half of one percent
(0.5%) of the total combined voting power of all classes of stock entitled to vote and one-half of one percent (0.5%) of the total number of shares of all classes of stock of such Tenant and (y) with respect to any Tenant that is not a corporation, interests in such Tenant representing up to, but not more than, one-half of one percent (0.5%) of the assets and one-half of one percent
(0.5%) of the net profits of such Tenant, so long as such actual or Constructive Ownership otherwise permitted under clause (x) or
(y) would not cause the General Partner to receive amounts described in Section 856(d)(2)(B) of the Code.

		(ii)	Except as provided in Exhibit D, it does not,
and agrees that it will not without the prior written consent of the General Partner, actually own or Constructively Own, any stock in the Company, other than any REIT Shares or other shares of capital stock of the Company such Partner may acquire (a) as a result of an exchange of Tendered Units pursuant to Section 8.6 or (b) upon the exercise of options granted or delivery of REIT Shares pursuant to any Stock Plan, or (c) in open market transactions, in each case subject to the ownership limitations set forth in the Charter.

		(iii)	Upon request of the General Partner, it
will disclose to the General Partner the amount of REIT Shares or other shares of capital stock of the Company that it actually owns or Constructively Owns.

		(iv)	It understands that if, for any reason, (a)
the representations, warranties or agreements set forth in d(i) or (ii) above are violated, or (b) the Partner's actual or Constructive ownership of REIT Shares or other shares of capital stock of the Company violates the limitations set forth in the Charter, then (1) some or all of the Redemption rights of the Partners may become non-exercisable, and (2) some or all of the REIT Shares owned by the Partners may be automatically converted to Excess Shares, as provided in the Charter.

	(e)	The representations and warranties contained in
Sections 3.4(a) - 3.4(d) hereof shall survive the execution and delivery of this Agreement by each Partner and the dissolution and windup of the Partnership.

	(f)	Each Partner hereby acknowledges that no
representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, which may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.


ARTICLE 4
CAPITAL CONTRIBUTIONS

	Section 4.1	CAPITAL CONTRIBUTIONS OF THE PARTNERS

	The Partners confirm that they have made the Capital Contributions as set forth in Exhibit A to this Agreement. The Partners shall own Partnership Units of the class and in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately exchanges, redemptions, Capital Contributions, the issuance of additional Partnership Units or similar events having an effect on a Partner's Percentage Interest. Except as required by law or as otherwise provided in Sections 4.3, 4.4, and 10.5, no Partner shall be required or permitted to make any additional Capital Contributions or loans to the Partnership. Unless otherwise specified by the General Partner at the time of the creation of any class of Partnership Interests, the corresponding class of capital stock for any Partnership Units issued shall be REIT Shares.

	Section 4.2	LOANS BY THIRD PARTIES

	Subject to Section 4.3, the Partnership may incur Debt, or enter into other similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any further acquisition of Properties) with any Person that is not the General Partner upon such terms as the General Partner determines appropriate.

	Section 4.3	ADDITIONAL FUNDING AND CAPITAL
CONTRIBUTIONS

	(a)	GENERAL.  The General Partner may, at any time and
from time to time, determine that the Partnership requires additional funds ("Additional Funds") for the acquisition of additional Properties or for such other Partnership purposes as the General Partner may determine. Additional Funds may be raised by the Partnership, at the election of the General
Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3. No Person shall have any preemptive, preferential or similar right or rights to subscribe for or acquire any Partnership Interest.

	(b)	GENERAL PARTNER LOANS.  The General Partner or an
Affiliate may enter into a Funding Debt, including, without limitation, a Funding Debt that is convertible into REIT shares, and lend the Additional Funds to the Partnership (a "General Partner Loan"). If the General Partner enters into such a Funding Debt, the General Partner Loan will consist of the net proceeds from such Funding Debt and will be on comparable terms and conditions, including principal amount, interest rate, repayment schedule and costs and expenses, as shall be applicable with respect to or incurred in connection with such Funding Debt.

	(c)	ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS.  The
General Partner, in its sole and absolute discretion, may raise all or any portion of the Additional Funds by accepting additional Capital Contributions, including, without limitation, the issuance of Partnership Units for interests in real property. In connection with any such additional Capital Contributions (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue to Partners (including the General Partner or the Company) or other persons (including, without limitation, in connection with the contribution of property to the Partnership) additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers, and duties, including rights, powers, and duties senior to then existing Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, and as set forth in an amendment to this Agreement, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction, and credit to such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; and (iv) the right to vote; PROVIDED THAT no such additional Partnership Units or other Partnership Interests shall be issued to the Company unless either (a) the additional Partnership Interests are issued in connection with the grant, award, or issuance of shares of the Company pursuant to Section 4.3(d) below, which shares have designations, preferences, and other rights (except voting rights) such that the economic interests attributable to such shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the Company in accordance with this Section 4.3(c), (b) the additional Partnership Interests are issued to all Partners holding Partnership Interests in the same class in proportion to their respective Percentage Interests in such class or (c) pursuant to
Section 4.4; PROVIDED FURTHER, that no such additional
Partnership Units or Partnership Interests shall be issued if such issuance would cause, or in the opinion of counsel selected by the General Partner, could cause (i) the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code, a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e) of the Code); and (ii) any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to
Section 2510.3-101 of the regulations of the United States Department of Labor. In the event that the Partnership issues additional Partnership Units or Partnership Interests pursuant to this Section 4.3(c), the General Partner shall make such revisions to this Agreement (including but not limited to the revisions described in Section 5.4, Section 6.2(d), and Section 8.6) as it determines are necessary to reflect the issuance of such additional Partnership Interests.

	(d)	ISSUANCE OF REIT SHARES OR OTHER SECURITIES BY THE
COMPANY. Except as contemplated by Section 4.4, the Company shall not issue any additional REIT Shares (other than REIT
Shares issued pursuant to Section 8.6 hereof or pursuant to a dividend or distribution (including any stock split) of REIT Shares to all of its stockholders), other shares of capital stock of the Company or New Securities unless the Company shall make a Capital Contribution of the net proceeds from the issuance of such additional REIT Shares, other shares of capital stock or New Securities, as the case may be, and from the exercise of the rights contained in such additional New Securities, as the case may be. The Company's Capital Account shall be increased by the amount of cash so contributed.

	(e)	PERCENTAGE INTEREST ADJUSTMENTS IN THE CASE OF
CAPITAL CONTRIBUTIONS FOR PARTNERSHIP UNITS. Upon the acceptance of additional Capital Contributions in exchange for Partnership Units, the Percentage Interest related to such Partnership Units shall be equal to a fraction, the numerator of which is equal to the amount of cash and the Agreed Value of the Property contributed as of the Business Day immediately preceding the date on which the additional Capital Contributions are made (an "Adjustment Date") and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership Interests of such class (computed as of the Business Day immediately preceding the Adjustment Date) and (ii) the aggregate amount of additional Capital Contributions contributed to the Partnership on such Adjustment Date in respect of such class of Partnership Interests. The Percentage Interest of each other Partner holding Partnership Interests of such class not making a full pro rata Capital Contribution shall be adjusted to equal a fraction, the numerator of which is equal to the sum of (i) the Deemed Partnership Interest Value of such Limited Partner of such class (computed as of the Business Day immediately preceding the Adjustment Date) and (ii) the amount of additional Capital Contributions made by such Partner to the Partnership in respect of such class of Partnership Interests as of such Adjustment Date, and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership Interests of such class (computed as of the Business Day immediately preceding the Adjustment
Date), and (ii) the aggregate amount of additional Capital Contributions contributed to the Partnership on such Adjustment Date in respect of such class. Notwithstanding the foregoing, solely for purposes of calculating a Partner's Percentage Interest pursuant to this Section 4.3(e), cash Capital Contributions by the Company will be deemed to equal the cash contributed by the Company plus, in the case of cash contributions funded by an offering of any capital stock of the Company, the offering costs attributable to the cash contributed to the Partnership.

	Section 4.4	STOCK PLAN

	If at any time or from time to time the Company sells or issues REIT Shares pursuant to any Stock Plan, the Company shall contribute any proceeds therefrom to the Partnership as an additional Capital Contribution and shall receive an amount of additional Partnership Units equal to the number of REIT Shares so sold or issued. The Company's Capital Account shall be increased by the amount of cash so contributed.

	Section 4.5	NO THIRD PARTY BENEFICIARY

	No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

	Section 4.6	OTHER CONTRIBUTION PROVISIONS

	In the event that any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such Partner in cash, and the Partner had contributed such cash to the capital of the Partnership. In addition, with the consent of the General Partner, one or more Limited Partners may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership.


ARTICLE 5
DISTRIBUTIONS

	Section 5.1	REQUIREMENT AND CHARACTERIZATION OF
DISTRIBUTIONS

	The General Partner shall cause the Partnership to distribute quarterly all, or such portion as the General Partner may in its discretion determine, of Available Cash generated by the Partnership during such quarter to the Partners who are Partners on the Partnership Record Date with respect to such quarter, (1) first, with respect to any Partnership Interests that are entitled to any preference in distribution, in accordance with the rights of such class of Partnership Interests (and within such class, pro rata in proportion to the respective Percentage Interests on such Partnership Record Date), and, (2) second, with respect to Partnership Interests that are not entitled to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and within each such class, pro rata in proportion with the respective Percentage Interests on such Partnership Record Date). Unless otherwise expressly provided for herein or in an agreement at the time a new class of Partnership Interests is created in accordance with
Article 4 hereof, no Partnership Interest shall be entitled to a distribution in preference to any other Partnership Interest.
The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion, and consistent with the qualification of the Company as a REIT, to cause the Partnership to distribute sufficient amounts to enable the Company to pay stockholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (b) avoid any federal income or excise tax liability of the Company.

	Section 5.2	DISTRIBUTIONS IN KIND

	No right is given to any Partner to demand and receive property other than cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10.

	Section 5.3	DISTRIBUTIONS UPON LIQUIDATION

	Proceeds from a Terminating Capital Transaction shall be distributed to the Partners in accordance with Section 13.2.

	Section 5.4	DISTRIBUTIONS TO REFLECT ISSUANCE OF
ADDITIONAL PARTNERSHIP INTERESTS

	In the event that the Partnership issues additional Partnership Interests to the General Partner, the Company, or any Additional Limited Partner pursuant to Section 4.3(c) or 4.4 hereof, the General Partner shall make such revisions to this
Article 5 as it determines are necessary to reflect the issuance of such additional Partnership Interests.


ARTICLE 6
ALLOCATIONS

	Section 6.1	TIMING AND AMOUNT OF ALLOCATIONS OF NET
INCOME AND NET LOSS

	Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each fiscal year of the Partnership as of the end of each such year. Subject to the other provisions of this Article 6, an allocation to a Partner of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

	Section 6.2	GENERAL ALLOCATIONS

	(a)	IN GENERAL.  Except as otherwise provided in this
Article 6, Net Income and Net Loss shall be allocated to each of the Partners holding the same class of Partnership Interests in accordance with their respective Percentage Interest of such class.

	(b)	ALLOCATIONS TO REFLECT ISSUANCE OF ADDITIONAL
PARTNERSHIP INTERESTS. In the event that the Partnership issues additional Partnership Interests to the General Partner, the Company, or any Additional Limited Partner pursuant to Section
4.3 or 4.4 hereof, the General Partner shall make such revisions to this Section 6.2 as it determines are necessary to reflect the terms of the issuance of such additional Partnership Interests, including making preferential allocations to certain classes of Partnership Interests.

	Section 6.3	ADDITIONAL ALLOCATION PROVISIONS

	Notwithstanding the foregoing provisions of this
Article 6:

	(a)	REGULATORY ALLOCATIONS.

		(i)	MINIMUM GAIN CHARGEBACK.  Except as otherwise
provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2 of the Agreement, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections
1.704-2(f)(6) and 1.704-2(j)(2).  This Section 6.3(a)(i) is
intended to qualify as a "minimum gain chargeback" within the meaning of Regulation Section 1.704-2(f) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3(a)(i).

		(ii)	PARTNER MINIMUM GAIN CHARGEBACK.  Except as
otherwise provided in Regulations Section 1.704-2(i)(4), and notwithstanding the provisions of Section 6.2 of the Agreement, or any other provision of this Article 6 (except Section 6.3(a)(i)), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner and Limited Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section
6.3(a)(ii) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulation
Section 1.704-2(i) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3(a)(ii).

		(iii)	NONRECOURSE DEDUCTIONS AND PARTNER
NONRECOURSE DEDUCTIONS. Any Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partners in accordance with their Percentage Interests. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Sections 1.704-2(b)(4) and 1.704-2(i).

		(iv)	QUALIFIED INCOME OFFSET.  If any Partner
unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or
(6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to the Partner in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of the Partner as quickly as possible provided that an allocation pursuant to this Section 6.3(a)(iv) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3(a)(iv) were not in the Agreement. It is intended that this
Section 6.3(a)(iv) qualify and be construed as a "qualified income offset" within the meaning of Regulations 1.704-1(b)(2)(ii)(d), which shall be controlling in the event of a conflict between such Regulations and this Section 6.3(a)(iv).

		(v)	GROSS INCOME ALLOCATION.  In the event any
Partner has a deficit Capital Account at the end of any fiscal year which is in excess of the sum of (1) the amount (if any) such Partner is obligated to restore to the Partnership, and (2) the amount such Partner is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, PROVIDED THAT an allocation pursuant to this Section 6.3(a)(v) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article
6 have been tentatively made as if this Section 6.3(a)(v) and
Section 6.3(a)(iv) were not in the Agreement.

		(vi)	LIMITATION ON ALLOCATION OF NET LOSS.  To the
extent any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Partner, such allocation of Net Loss shall be reallocated among the other
Partners in accordance with their respective Percentage
Interests, subject to the limitations of this Section 6.3(a)(vi).

		(vii)	SECTION 754 ADJUSTMENT.  To the extent
an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partners to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

		(viii)	CURATIVE ALLOCATION.  The allocations
set forth in Sections 6.3(a)(i), (ii), (iii), (iv), (v), (vi), and (vii) (the "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Sections 6.1 and 6.2, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred.

	Section 6.4	TAX ALLOCATIONS

	(a)	IN GENERAL.  Except as otherwise provided in this
Section 6.4, for income tax purposes each item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3.

	(b)	ALLOCATIONS RESPECTING SECTION 704(C)
REVALUATIONS. Notwithstanding Section 6.4(a), Tax Items with respect to Partnership property that is contributed to the Partnership by a Partner shall be shared among the Partners for income tax purposes pursuant to Regulations promulgated under
Section 704(c) of the Code, so as to take into account the variation, if any, between the basis of the property to the Partnership and its initial Gross Asset Value. With respect to Partnership property that is initially contributed to the Partnership upon its formation pursuant to Section 4.1, such variation between basis and initial Gross Asset Value shall be taken into account under the "traditional without curative allocations method" of Regulations Section 1.704-3. With respect to properties subsequently contributed to the Partnership, the Partnership shall account for such variation under any method approved under Section 704(c) of the Code and the applicable regulations as chosen by the General Partner. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value (provided in Article 1 of this Agreement), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the applicable regulations consistent with the requirements of Regulations Section 1.704-1(b)(2)(iv)(g) using any method approved under 704(c) of the Code and the applicable regulations as chosen by the General Partner.


ARTICLE 7
MANAGEMENT AND OPERATIONS OF BUSINESS

	Section 7.1	MANAGEMENT

	(a)	Except as otherwise expressly provided in this
Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted a General Partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including
Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

		(i)	the making of any expenditures, the lending
or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the Company (so long as the Company has determined to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders sufficient to permit the Company to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on all or any of the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

		(ii)	the making of tax, regulatory and other
filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

		(iii)	the acquisition, disposition, mortgage,
pledge, encumbrance, hypothecation or exchange of any assets of the Partnership or the merger or other combination of the Partnership with or into another entity;

		(iv)	the mortgage, pledge, encumbrance or
hypothecation of all or any assets of the Partnership, and the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner, the Company, or the Partnership, the lending of funds to other Persons (including, without limitation, the General Partner or the Company (if necessary to permit the financing or capitalization of a subsidiary of the General Partner, the Company, or the Partnership) or any Subsidiaries of the Partnership) and the repayment of obligations of the Partnership, the Company, any of its Subsidiaries and any other Person in which it has an equity investment;

		(v)	the negotiation, execution, and performance
of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement;

		(vi)	the distribution of Partnership cash or other
Partnership assets in accordance with this Agreement;

		(vii)	the selection and dismissal of employees
of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer"), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, the determination of their compensation and other terms of employment or hiring, including waivers of conflicts of interest and the payment of their expenses and compensation out of the Partnership's assets;

		(viii)	the maintenance of such insurance for
the benefit of the Partnership and the Partners as it deems necessary or appropriate;

		(ix)	the formation of, or acquisition of an
interest in, and the
contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to any Subsidiary and any other Person in which it has an equity investment from time to time); PROVIDED THAT, as long as the Company has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the Company to fail to qualify as a REIT;

		(x)	the control of any matters affecting the
rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

		(xi)	the undertaking of any action in connection
with the Partnership's direct or indirect investment in any Person (including, without limitation, contributing or loaning
Partnership funds to, incurring indebtedness on behalf of, or guarantying the obligations of any such Persons);

		(xii)	subject to the other provisions in this
Agreement, the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt, PROVIDED THAT such methods are otherwise consistent with requirements of this Agreement;

		(xiii)	the management, operation, leasing,
landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership or any Person in which the Partnership has made a direct or indirect equity investment;

		(xiv)	holding, managing, investing and
reinvesting cash and other assets of the Partnership;

		(xv)	the collection and receipt of revenues and
income of the Partnership;

		(xvi)	the exercise, directly or indirectly
through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

		(xvii)	the exercise of any of the powers of the
General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

		(xviii)	the exercise of any of the powers of the
General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;
and

		(xix)	the making, execution and delivery of
any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement.

	(b)	Each of the Limited Partners agrees that the
General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the partners, notwithstanding any other provisions of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

	(c)	At all times from and after the date hereof, the
General Partner may cause the Partnership to obtain and maintain
(i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder.

	(d)	At all times from and after the date hereof, the
General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in it sole and absolute discretion, deems appropriate and reasonable from time to time.

	(e)	Other than as set forth in the following sentence,
and subject to Section 11.2(d), in exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner or the Company) of any action taken by it. The General Partner, on behalf of the Partnership, shall use commercially reasonable efforts to cooperate with the Limited Partners to minimize any taxes payable in connection with any repayment, refinancing, replacement or restructuring of Debt, or any sale, exchange or any other disposition of assets, of the Partnership, including, without limitation, amending this Agreement to provide obligations on the part of any affected Partner to restore deficit balances in their Capital Accounts as of the time of liquidation of the Partnership and to maintain a corresponding level of recourse debt to match such obligations or maintaining a level of non-recourse debt that can be allocated to, and included in the Partnership tax basis of, such Partners, pursuant to the regulations under Section 752 of the Code. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited
Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

	(f)	Except as otherwise provided herein, to the extent
the duties of the
General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

	Section 7.2	CERTIFICATE OF LIMITED PARTNERSHIP

	To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5(a)(i) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware, any other state, the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

	Section 7.3	RESTRICTIONS ON GENERAL PARTNER'S
AUTHORITY

	(a)	The General Partner may not take any action in
contravention of an
express prohibition or limitation of this Agreement, including, without limitation:

		(i)		take any action that would make it
impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

		(ii)		possess Partnership property, or assign
any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

		(iii)	admit a Person as a Partner, except as
otherwise provided in this Agreement;

		(iv)	perform any act that would subject a Limited
Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act;
or

		(v)		enter into any contract, mortgage, loan
or other agreement that expressly prohibits or restricts, or has the effect of limiting or restricting, the ability of a Limited
Partner to exercise its rights to a Redemption in full, except with the written consent of such Limited Partner.

	(b)	The General Partner shall not, without the prior
Consent of the Partners, undertake, on behalf of the Partnership, any of the following actions or enter into any transaction which would have the effect of such actions:

		(i)		except as provided in Section 7.3(e),
amend, modify or terminate this Agreement other than to reflect the admission, substitution, termination or withdrawal of partners pursuant to Article 12 hereof;

		(ii)		make a general assignment for the
benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or substantially all of the assets of the Partnership;

		(iii)	institute any proceeding for bankruptcy
on behalf of the Partnership; or

		(iv)		confess a judgment against the
Partnership.

	(c)	The General Partner shall not, without the prior
Consent of the Super Majority Limited Partners, undertake, on behalf of the Partnership, any of the following actions or enter into any transaction which would have the effect of such actions:

		(i)		approve or acquiesce to the transfer of
the Partnership Interest of the General Partner to any Person other than the Partnership or an Affiliate of the General
Partner; or

		(ii)		admit into the Partnership any
Additional or Substitute General Partners, other than Affiliates of the General Partner.

	(d)	Notwithstanding Sections 7.3(b), and 7.3(c)
hereof, the General Partner shall have the exclusive power to amend this Agreement as may be required to facilitate or implement any of the following purposes:

		(i)		to add to the obligations of the General
Partner or surrender any right or power granted to the General
Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

		(ii)		to reflect the issuance of additional
Partnership Interests pursuant to Section 4.3(c) or 4.4 or the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

		(iii)	to reflect a change that is of an
inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

		(iv)		to satisfy any requirements, conditions,
or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

		(v)		to reflect such changes as are
reasonably necessary for the Company to maintain status as a REIT, including changes which may be necessitated due to a change in applicable law (or an authoritative interpretation thereof) or a ruling of the IRS; and

		(vi)		to modify, as set forth in the
definition of "Capital Account," the manner in which Capital
Accounts are computed.

	The General Partner will provide notice to the Limited
Partners when any action under this Section 7.3(d) is taken.

	(e)	Notwithstanding Sections 7.3(b), 7.3(c) and 7.3(d)
hereof, this Agreement shall not be amended with respect to any Partner adversely affected, and no action may be taken by the General Partner, without the Consent of such Partner adversely affected if such amendment or action would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest (except as the result of the General Partner acquiring such interest), (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to Article 5 or Section 13.2(a)(i), or the allocations specified in Article 6 (except as permitted pursuant to Section 4.3 and Section 7.3(d)(iii) hereof), (iv) materially alter or modify the rights to a Redemption or the REIT Shares Amount as set forth in Section 8.6, and related definitions hereof or (v) amend this Section 7.3(e). Further, no amendment may alter the restrictions on the General Partner's authority set forth elsewhere in this Section 7.3 without the Consent specified in such section. In addition, notwithstanding Sections 7.3(b), 7.3(c) and 7.3(e) hereof, Section 11.2 of this Agreement shall not be amended, and no action in contravention of Section 11.2 hereof shall be taken, without the Consent of the Limited Partners. This Section 7.3(e) does not require unanimous consent of all Partners adversely affected unless the amendment is to be effective against all Partners adversely affected.

	Section 7.4	REIMBURSEMENT OF THE GENERAL PARTNER

	(a)	Except as provided in this Section 7.4 and
elsewhere in this Agreement (including the provisions of Articles
5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

	(b)	Subject to Section 15.11, the General Partner
shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership of interests in and operation of, or for the benefit of, the Partnership. The General Partner shall not, however, be reimbursed for expenses it incurs relating to the organization of the Partnership or any public offerings of REIT Shares, other shares of capital stock or Funding Debt by the General Partner, but shall be reimbursed for expenses it incurs with respect to any other issuance of additional Partnership Interests pursuant to the provisions hereof. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7 hereof.

	(c)	If and to the extent any reimbursements to the
General Partner pursuant
to this Section 7.4 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

	Section 7.5	CONTRACTS WITH AFFILIATES

	(a)	The Partnership may lend or contribute to Persons
in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit or favor of any Person.

	(b)	Except as provided in Section 7.5(a), the
Partnership may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.

	(c)	The General Partner, in its sole and absolute
discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any of the Partnership's Subsidiaries. The General Partner also is expressly authorized to cause the Partnership to issue to it Partnership Units corresponding to REIT Shares issued by the Company pursuant to any Stock Plan or any similar or successor plan and to repurchase such Partnership Units from the Company to the extent necessary to permit the General Partner to repurchase such REIT Shares in accordance with such plan.

	(d)	The General Partner is expressly authorized to
enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

	Section 7.6	INDEMNIFICATION

	(a)	The Partnership shall indemnify an Indemnitee from
and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, including, without limitation, reasonable attorneys' fees and expenses, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or
(iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Except as otherwise specifically provided in writing to the contrary, without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.6 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.6(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.6(a) with respect to subject matter of such proceeding. Any indemnification pursuant to this Section 7.6 shall be made only out of the assets of the Partnership.

	(b)	Reasonable expenses incurred by an Indemnitee in
connection with any proceeding which are otherwise indemnifiable under this Section 7.6 may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.6 has been met, and
(ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

	(c)	The indemnification provided by this Section 7.6
shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

	(d)	The Partnership may purchase and maintain
insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

	(e)	For purposes of this Section 7.6, the Partnership
shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.6; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

	(f)	In no event may an Indemnitee subject the Limited
Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

	(g)	An Indemnitee shall not be denied indemnification
in whole or in part under this Section 7.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

	(h)	The provisions of this Section 7.6 are for the
benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.6 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this
Section 7.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

	(i)	If and to the extent any reimbursements to the
General Partner pursuant to this Section 7.6 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership) such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

	(j)	Any indemnification hereunder is subject to, and
limited by, the provisions of Section 17-108 of the Act.

	(k)	In the event the Partnership is made a party to
any litigation or otherwise incurs any loss or expenses as a result of or in connection with any Partner's personal obligations or liabilities unrelated to Partnership business, such Partner shall indemnify and reimburse the Partnership for all such loss and expense incurred, including legal fees, and the Partnership Interest of such Partner may be charged therefor.
The liability of a Partner under this Section 7.6(k) shall not be limited to such Partner's Partnership Interest, but shall be enforceable against such Partner personally.

	Section 7.7	LIABILITY OF THE GENERAL PARTNER

	(a)	Notwithstanding anything to the contrary set forth
in this Agreement, neither the General Partner nor any director, officer, employee or agent of the Partnership or the General Partner (each, an "Agent") shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or any act or omission if such Person acted in good faith.

	(b)	The Limited Partners expressly acknowledge that
the General Partner is acting for the benefit of the Partnership, the Limited Partners and the Company's stockholders collectively, that the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or the Company's stockholders (including, without limitation, the tax consequences to Limited Partners or Assignees or to stockholders) in deciding whether to cause the Partnership to take (or decline to take) any actions and that the General Partner shall not be liable to the Partnership or to any Limited Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, PROVIDED THAT the General Partner has acted in good faith.

	(c)	Subject to its obligations and duties as General
Partner set forth in Section 7.1(a) hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its Agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such Agent appointed by it in good faith.

	(d)	Any amendment, modification or repeal of this
Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's or any Agent's liability to the Partnership and the Limited Partners under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

	Section 7.8	OTHER MATTERS CONCERNING THE GENERAL
PARTNER

	(a)	The General Partner and any Agent may rely and
shall be protected in
acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

	(b)	The General Partner and any Agent may consult with
legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner or Agent reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

	(c)	The General Partner shall have the right, in
respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

	(d)	Notwithstanding any other provisions of this
Agreement or any non-mandatory provision of the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT or (ii) to avoid the Company incurring any taxes under
Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

	Section 7.9	TITLE TO PARTNERSHIP ASSETS

	Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partners, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be deemed held by the General Partner or such nominee or Affiliate for the use and benefit of the Partnership in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

	Section 7.10	RELIANCE BY THIRD PARTIES

	Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.


ARTICLE 8
RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

	Section 8.1	LIMITATION OF LIABILITY

	The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or under the Act.

	Section 8.2	MANAGEMENT OF BUSINESS

	No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner (other than a Limited Partner), agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner (other than a Limited Partner), agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

	Section 8.3	OUTSIDE ACTIVITIES OF LIMITED PARTNERS

	Subject to any agreements entered into by a Limited Partner or its Affiliates with the General Partner, Partnership or a Subsidiary thereof, any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures, or the income or profits derived therefrom, of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the Limited Partners benefitting from the business conducted by the General Partner, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such other Person.

	Section 8.4	RETURN OF CAPITAL

	Except pursuant to the rights of Redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of his or her Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except as otherwise expressly set forth in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses, distributions or credits.

	Section 8.5	RIGHTS OF LIMITED PARTNERS RELATING TO
THE PARTNERSHIP

	(a)	In addition to other rights provided by this
Agreement or by the Act, and except as limited by Section 8.5(b) hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at the Partnership's expense:

		(i)		to obtain a copy of the most recent
annual and quarterly reports filed with the Securities and Exchange Commission by the Company pursuant to the Securities
Exchange Act, and each communication sent to the stockholders of the Company;

		(ii)		to obtain a copy of the Partnership's
federal, state and local income tax returns for each Partnership
Year;

		(iii)	to obtain a copy of this Agreement and
the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

		(iv)		to obtain true and full information
regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

	(b)	Notwithstanding any other provision of this
Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

	Section 8.6	REDEMPTION RIGHTS

	(a)	On or after December 31, 1999, each Limited
Partner shall have the right (subject to the terms and conditions set forth herein), but not the obligation, to require the Partnership to redeem all or a portion of the Partnership Units held by such Limited Partner (such Partnership Units being hereafter referred to as "Tendered Units") in exchange for the Cash Amount (a "Redemption"); provided that the terms of such Partnership Units do not provide that such Partnership Units are not entitled to a right of Redemption. Unless otherwise expressly provided in this Agreement or in a separate agreement entered into between the Partnership and the holders of such Partnership Units, all Partnership Units shall be entitled to a right of Redemption hereunder. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner and the Company, by the Limited Partner who is exercising the right (the "Tendering Partner"). The Cash Amount shall be delivered as a certified check payable to the Tendering Partner within ten (10) days of the Specified Redemption Date in accordance with the instructions set forth in the Notice of Redemption.

	(b)	Notwithstanding Section 8.6(a) above, if a Limited
Partner has delivered to the General Partner a Notice of Redemption, then the Company may, in its sole and absolute discretion (subject to the limitations on ownership and transfer of REIT Shares set forth in the Charter), elect to acquire some or all of the Tendered Units from the Tendering Partner in exchange for the REIT Shares Amount (as of the Specified Redemption Date) and, if the Company so elects, the Tendering Partner shall sell the Tendered Units to the Company in exchange for the REIT Shares Amount. In such event, the Tendering Partner shall have no right to cause the Partnership to redeem such Tendered Units. The Company shall promptly give the General Partner and the Tendering Partner written notice of its election, and the Tendering Partner may elect by written notice to the Partnership to withdraw its redemption request at any time prior to the acceptance of the Cash Amount or REIT Shares Amount by such Tendering Partner.

	(c)	The REIT Shares Amount, if applicable, shall be
delivered as duly authorized, validly issued, fully paid and nonassessable REIT Shares and, if applicable, free of any pledge, lien, encumbrance or restriction, other than those provided in the Charter, the Bylaws of the Company, the Securities Act, relevant state securities or blue sky laws and any applicable registration rights agreement with respect to such REIT Shares entered into by the Tendering Partner. The REIT Shares Amount shall be registered in the name and otherwise delivered as set forth in the Notice of Redemption. Notwithstanding any delay in such delivery (but subject to Section 8.6(e), the Tendering Partner shall be deemed the owner of such REIT Shares for all purposes, including without limitation, rights to vote or consent, and receive dividends, as of the Specified Redemption Date. Each Limited Partner covenants and agrees with the General Partner and the Company that all Tendered Units shall be delivered to the General Partner free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Units, the General Partner and the Company shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Units, such Limited Partner shall assume and pay such transfer tax. Each Limited Partner further agrees that it shall enter into such documentation with respect to a Redemption for cash or an exchange for REIT Shares as the Partnership, the Company, or the General Partner shall reasonably request.

	(d)	Each Limited Partner covenants and agrees with the
General Partner and the Company, as the case may be, that all Tendered Units shall be delivered to the General Partner or the Company free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Units, the General Partner and the Company shall be under no obligation to acquire the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Units to the General Partner or the Company (or the designee), such Limited Partner shall assume and pay such transfer tax.

	(e)	Notwithstanding the provisions of Section 8.6(a),
8.6(b), 8.6(c) or any other provision of this Agreement, a Limited Partner (i) shall not be entitled to effect a Redemption for cash or an exchange for REIT Shares to the extent the ownership or right to acquire REIT Shares pursuant to such exchange by such Partner on the Specified Redemption Date would cause such Partner or another Person, or, in the opinion of counsel selected by the General Partner, may cause such Partner or any other Person, to violate the restrictions on ownership and transfer of REIT Shares set forth in the Charter and (ii) shall have no rights under this Agreement to acquire REIT Shares which would otherwise be prohibited under the Charter. To the extent any attempted Redemption or exchange for REIT Shares would be in violation of this Section 8.6(e), it shall be null and void AB INITIO and such Limited Partner shall not acquire any rights or economic interest in the cash otherwise payable upon such Redemption or the REIT Shares otherwise issuable upon such exchange.

	(f)	Notwithstanding anything herein to the contrary
(but subject to Section
8.6(e), with respect to any Redemption or exchange for REIT
Shares pursuant to this Section 8.6:

		(i)		All Partnership Units acquired by the
General Partner pursuant thereto shall automatically, and without further action required, be converted into and deemed to be General Partner Interests comprised of the same number and class of Partnership Units.

		(ii)		All Partnership Units acquired by the
Company shall maintain their status as Limited Partnership
Interests of the same number and class as the Partnership Units so acquired.

		(iii)	Without the consent of the General
Partner, each Limited Partner may not effect a Redemption for less than 500 Partnership Units or, if the Limited Partner holds less than 500 Partnership Units, all of the Partnership Units held by such Limited Partner.

		(iv)		Without the consent of the General
Partner, each Limited Partner may not effect a Redemption during the period after the Partnership Record Date with respect to a distribution and before the record date established by the Company for a distribution to its stockholders of some or all of its portion of such distribution.

		(v)		The consummation of any Redemption or
exchange for REIT Shares shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Redino Antitrust Improvements Act of 1976, as amended.

		(vi)		Each Tendering Partner shall continue to
own all Partnership Units subject to any Redemption or exchange for REIT Shares, and be treated as a Limited Partner with respect to such Partnership Units for all purposes of this Agreement, until such Partnership Units are transferred to the General
Partner or the Company, as the case may be, and paid for or exchanged on the Specified Redemption Date. Until a Specified
Redemption Date, the Tendering Partner shall have no rights as a stockholder of the Company with respect to such Tendering
Partner's Partnership Units.

	(g)	In the event that the Partnership issues
additional Partnership Interests to any Additional Limited Partner pursuant to Section 4.3(c) hereof, the General Partner shall make such revisions to this Section 8.6 as it determines are necessary to reflect the issuance of such additional Partnership Interests.

	(h)	If, at any time, the General Partner acquires
material assets (other than on behalf of the Partnership) the definition of "REIT Shares Amount" shall be adjusted, as reasonably agreed to by the General Partner and a Majority in Interest of the Limited Partners, to reflect the relative Fair Market Value of a share of capital stock of the General Partner relative to the Deemed Partnership Interest Value of the related Partnership Unit.

	(i)	The Partnership shall notify each Limited Partner
in writing of any adjustment made in the calculation of the REIT
Shares Amount within 10 Business Days of the date such change becomes effective.


ARTICLE 9
BOOKS, RECORDS, ACCOUNTING AND REPORTS

	Section 9.1	RECORDS AND ACCOUNTING

	The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 or 8.5(a)(i) hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, PROVIDED THAT the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

	Section 9.2	FISCAL YEAR

	The fiscal year of the Partnership shall be the calendar year.

	Section 9.3	REPORTS

	As soon as practicable, but in no event later than 105 days after the close of each Partnership Year, or such earlier date as they are filed with the Securities and Exchange Commission, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.


ARTICLE 10
TAX MATTERS

	Section 10.1	PREPARATION OF TAX RETURNS

	The General Partner shall arrange for the preparation and timely filing of all returns of the Partnership and, to the extent applicable, Subsidiary Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

	Section 10.2	TAX ELECTIONS

	Except as otherwise provided herein, the General
Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including the election under Section 754 of the Code. The General Partner shall have the right to seek to revoke any such election (including without limitation, any election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

	Section 10.3	TAX MATTERS PARTNER

	(a)	The General Partner shall be the "tax matters
partner" of the Partnership for federal income tax purposes. Pursuant to Section 6223(c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners and Assignees; PROVIDED, HOWEVER, that such information is provided to the Partnership by the Limited Partners and Assignees.

	(b)	The tax matters partner is authorized, but not
required:

		(i)		to enter into any settlement with the
IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

		(ii)		in the event that a notice of a final
administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes
(a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

		(iii)	to intervene in any action brought by
any other Partner for judicial review of a final adjustment;

		(iv)		to file a request for an administrative
adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

		(v)		to enter into an agreement with the IRS
to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

		(vi)		to take any other action on behalf of
the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

	The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

	(c)	The tax matters partner shall receive no
compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

	Section 10.4	ORGANIZATIONAL EXPENSES

	The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60-month period as provided in Section 709 of the Code.

	Section 10.5	WITHHOLDING

	Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Section 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this
Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions and the holding of a security interest in such Limited Partner's Partnership Interest). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the WALL STREET JOURNAL, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.


ARTICLE 11
TRANSFERS AND WITHDRAWALS

	Section 11.1	TRANSFER

	(a)	The term "transfer," when used in this Article 11
with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any portion of its General Partner Interest to another person or by which a Limited Partner purports to assign all or any portion of its Limited Partnership Interest to another Person, and includes a sale, assignment, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any Redemption or exchange for REIT Shares pursuant to Section 8.6. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

	(b)	No Partnership Interest shall be transferred, in
whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 0 shall be null and void.

	Section 11.2	TRANSFER OF GENERAL PARTNER'S
PARTNERSHIP INTEREST

		(a)	The General Partner shall not withdraw from the
Partnership and shall not transfer all or any portion of its interest in the Partnership (whether by sale, statutory merger or consolidation, liquidation or otherwise) without the Consent of the Majority in Interest of the Limited Partners, which may be given or withheld by each Limited Partner in its sole and absolute discretion, and only, in the case of a purported transfer of all of the General Partner's General Partner
Interest, upon the appointment and admission of a successor
General Partner pursuant to Section 12.1 and 13.1(b). Upon any transfer of all of the General Partner's General Partner Interest in accordance with the provisions of this Section 11.2, the transferee shall become a Substitute General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General
Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership
Interest so acquired. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest, and no such transfer
(other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Super Majority Limited Partners, in their reasonable discretion.
Subject to Section 7.3(c), in the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the Incapacity of the General Partner, all of the remaining Partners may elect to continue the Partnership business by selecting a Substitute General Partner in accordance with the Act.

	(a)	Except as otherwise provided in Section 11.2(c),
the General Partner shall not engage in any merger, consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, recapitalization or change of its outstanding equity interests (each, a "Termination Transaction"), unless the Termination Transaction has been approved by a Consent of the Partners and in connection with which all Limited Partners either will receive, or will have the right to elect to receive, for each Partnership Unit an amount of cash, securities or other property equal to the product of the REIT Shares Amount and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of the Termination Transaction; PROVIDED THAT, if, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than thirty-three and one-third percent (33 1/3%) of the outstanding REIT Shares, each holder of Partnership Units shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised its right to Redemption (as set forth in Section 8.6) and received REIT Shares in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer.

	(b)	Notwithstanding Section 11.2(b), the General
Partner may merge, or otherwise combine its assets, with another entity if: (i) immediately after such merger or other combination, substantially all of the assets directly or indirectly owned by the surviving entity, other than Partnership Units held by such General Partner, are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the "Surviving Partnership"); (ii) the Limited Partners own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership (as determined pursuant to Section 11.2(e) and the other net assets of the Surviving Partnership (as determined pursuant to Section 11.2(e)) immediately prior to the consummation of such transaction; (iii) the rights, preferences and privileges of the Limited Partners in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (iv) such rights of the Limited Partners include the right to exchange their interests in the Surviving Partnership for at least one of: (a) the consideration available to such Limited Partners pursuant to
Section 11.2(b) or (b) if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the relative fair market value of such securities (as determined pursuant to Section 11.2(e)) and the REIT Shares.

	(c)	In connection with any transaction permitted by
Section 11.2(b) or Section 11.2(c) hereof, the General Partner shall use its commercially reasonable efforts to structure such Termination Transaction to avoid causing the Limited Partners to recognize gain for federal income tax purposes by virtue of the occurrence of or their participation in such Termination Transaction. The sole remedy for a breach by the General Partner of this Section 11.2(d) shall be a claim for damages.

	(d)	In connection with any transaction permitted by
Section 11.2(b) or 11.2(c), the relative fair market values shall be reasonably determined by the General Partner as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited Partners than the relative values reflected in the terms of such transaction.

	Section 11.3	LIMITED PARTNERS' RIGHTS TO TRANSFER

	(a)	Prior to December 31, 1999, no Limited Partner
shall transfer all or any portion of its Partnership Interest to any transferee without the consent of the General Partner, which consent is to be exercised by its Independent Trust Managers and may be withheld in its sole and absolute discretion; PROVIDED, HOWEVER, that any Limited Partner may, at any time, without the consent of the General Partner, (i) transfer all or any portion of its Partnership Interest to the General Partner, (ii) transfer all or any portion of its Partnership Interest to an Affiliate of such Limited Partner, another original Limited Partner or to an Immediate Family member, subject to the provisions of Section 11.6, (iii) transfer all or any portion of its Partnership Interest to a trust for the benefit of a charitable beneficiary or to a charitable foundation, subject to the provisions of
Section 11.6, and (iv) subject to the provisions of Section 11.6, pledge (a "Pledge") all or any portion of its Partnership Interest to a lending institution, which is not an Affiliate of such Limited Partner, as collateral or security for a bona fide loan or other extension of credit, and transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension or credit, and the transfer of such pledged Partnership Interest by the lender to any transferee. Each Limited Partner or Assignee (resulting from a transfer made pursuant to clauses (i)-(iv) of the proviso of the preceding sentence) shall have the right to transfer all or any portion of its Partnership Interest, subject to the satisfaction of each of the following conditions (in addition to the right of each such Limited Partner or Assignee to continue to make any such transfer permitted by clauses (i)-(iv) of such proviso without satisfying either of the following conditions):

		(i)	GENERAL PARTNER RIGHT OF FIRST REFUSAL.  The
transferring Partner shall give written notice of the proposed transfer to the General Partner, which notice shall state (i) the identity of the proposed transferee, and (ii) the amount and type of consideration proposed to be received for the transferred Partnership Units. The General Partner shall have ten (10) days upon which to give the transferring Partner notice of its election to acquire the Partnership Units on the proposed terms.
If it so elects, it shall purchase the Partnership Units on such terms within ten (10) days after giving notice of such election.
If it does not so elect, the transferring Partner may transfer such Partnership Units to such third party, on economic terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3, for a period of ninety (90) days, after which such transfer shall again be subject to compliance herewith.

		(ii)	QUALIFIED TRANSFEREE.  Any transfer of a
Partnership Interest shall be made only to Qualified Transferees. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited
Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Charter and the representations in
Section 3.4(d). Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have rights hereunder, other than the rights of an Assignee as provided in Section11.5.
	(b)	If a Limited Partner is subject to Incapacity, the
executor, administrator, trustee, committee, guardian, conservator, or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

	(c)	The General Partner may prohibit any transfer
otherwise permitted under Section 11.3 by a Limited Partner of such Limited Partner's Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require the filing of a registration statement under the Securities Act by the Partnership or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

	(d)	No transfer by a Limited Partner of such Limited
Partner's Partnership Units (including any Redemption or exchange for REIT Shares pursuant to Section 8.6) may be made to any person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.

	(e)	No transfer of any Partnership Units may be made
to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion; PROVIDED THAT, as a condition to such consent, the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for the REIT Shares Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

	(f)	In addition to any other restrictions on transfer
contained in this Agreement, in no event may any transfer of any Partnership Units by any Partner be made if such transfer would cause, or in the opinion of counsel selected by the General Partner, could cause (i) the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA or
Section 4975 of the Code, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
Section 4975(c) of the Code); or (ii) any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Section 2510.3-101 of the regulations of the United States Department of Labor.

	Section 11.4	SUBSTITUTED LIMITED PARTNERS

	(a)	No Limited Partner shall have the right to
substitute a transferee as a Limited Partner in such Limited Partner's place (including any transferee permitted by Section 11.3). The General Partner shall, however, have the right to consent to the admission of a transferee permitted under Section
11.3 of the interest of a Limited Partner as a Substituted Limited Partner pursuant to this Section 11.4, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

	(b)	A transferee who has been admitted as a
Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of any transferee as a Substituted Limited Partner shall be subject to the transferee executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement (including, without limitation, the provisions of Section 2.4 and such other documents or instruments as may be required in the discretion of the General Partner to effect the admission, each in form and substance satisfactory to the General Partner) and the acknowledgment by such transferee that each of the representations and warranties set forth in Section 3.4 hereof are true and correct with respect to such transferee as of the date of the transfer of the Partnership Interest to such transferee.

	(c)	Upon the admission of a Substituted Limited
Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

	Section 11.5	ASSIGNEES

	If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses, gain and loss attributable to the Partnership Units assigned to such transferee, the rights to transfer the Partnership Units provided in this Article 11, and the right of Redemption provided in Section 8.6, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to effect a Consent with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such Consent remaining with the transferor Limited Partner). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

	Section 11.6	GENERAL PROVISIONS

	(a)	No Limited Partner may withdraw from the
Partnership other than as a result of (i) a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 and the transferee(s) of such Units being admitted to the Partnership as a Substituted Limited Partner or
(ii) pursuant to a Redemption or exchange for REIT Shares of all of such Limited Partner's Partnership Units under Section 8.6.

	(b)	Any Limited Partner who shall transfer all of such
Limited Partner's Partnership Units in a transfer permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Limited Partner or pursuant to a Redemption or exchange for REIT Shares of all of such Limited Partner's Partnership Units under Section 8.6 shall cease to be a Limited Partner.

	(c)	Transfers pursuant to this Article 11 may only be
made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

	(d)	If any Partnership Interest is transferred or
assigned during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or transferred or redeemed pursuant to Section 8.6, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such Partnership Interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, using the pro-ration of items method. Except as otherwise required by
Section 706(d) of the Code, solely for purposes of making such allocations, each of such items for the calendar quarter in which the transfer, assignment or redemption occurs shall be allocated to the Person who is a Partner as of midnight on the Partnership Record Date and none of such items for the calendar quarter in which a redemption occurs will be allocated to the redeeming Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such transfer, assignment or redemption shall be made to the transferor Partner, and all distributions of Available Cash thereafter, in the case of a transfer or assignment other than a redemption, shall be made to the transferee Partner.

	(e)	In addition to any other restrictions on transfer
herein contained, including without limitation the provisions of this Article 11, in no event may any transfer or assignment of a Partnership Interest by any Partner (including by way of a Redemption) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest;
(ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if in the opinion of legal counsel to the Partnership such transfer would cause a termination of the Partnership for federal or state income tax purposes (except as a result of the Redemption or exchange for REIT Shares of all Partnership Units held by all Limited Partners or pursuant to a Termination Transaction expressly permitted under Section 11.2); (v) if in the opinion of counsel to the Partnership such transfer would cause the Partnership to cease to be classified as a partnership for federal or state income tax purposes (except as a result of the Redemption or exchange for REIT Shares of all Partnership Units held by all Limited Partners); (vi) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (vii) if such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code or such transfer causes the Partnership to become a "Publicly Traded Partnership," as such term is defined in Sections 469(k)(2) or 7704(b) of the Code;
(viii) if such transfer subjects the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; (ix) if the transferee or assignee of such Partnership Interest is unable to make the representations set forth in Section 3.4(d) or such transfer could otherwise adversely affect the ability of the Company to remain qualified as a REIT; or (x) if in the opinion of legal counsel for the Partnership such transfer would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code.

	(f)	The General Partner shall monitor the transfers of
interests in the Partnership to determine (i) if such interests are being traded on an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code, and (ii) whether additional transfers of interests would result in the Partnership being unable to qualify for at least one of the "safe harbors" set forth in regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code) (the "Safe Harbors"). The General Partner shall take all steps reasonably necessary or appropriate to prevent any trading of interests or any recognition by the Partnership of transfers made on such markets and, except as otherwise provided herein, to insure that at least one of the Safe Harbors is met.


ARTICLE 12
ADMISSION OF PARTNERS

	Section 12.1	ADMISSION OF SUCCESSOR GENERAL PARTNER

	A successor to all of the General Partner's General Partner Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner's Partnership Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Article 11 hereof.

	Section 12.2	ADMISSION OF ADDITIONAL LIMITED PARTNERS

	(a)	After the admission to the Partnership of the
Limited Partner on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

	(b)	Notwithstanding anything to the contrary in this
Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the receipt of the Capital Contribution in respect of such Limited Partner, the documents and instruments described in Section 12.2(a) and the consent of the General Partner to such admission. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method unless the General Partner, in its sole and absolute discretion, elects to adopt another reasonable method permitted by law. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of an Additional Limited Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner (other than in its capacity as an Assignee) and, except as otherwise agreed to by the Additional Limited Partners and the General Partner, all distributions of Available Cash thereafter shall be made to all Partners and Assignees including such Additional Limited Partner.

	Section 12.3	AMENDMENT OF AGREEMENT AND CERTIFICATE
OF LIMITED PARTNERSHIP

	For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.


ARTICLE 13
DISSOLUTION AND LIQUIDATION

	Section 13.1	DISSOLUTION

	The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner (selected as described in Section 13.1(b) below) shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

	(a)	the expiration of its term as provided in Section
2.5 hereof;

	(b)	an event of withdrawal of the General Partner, as
defined in the Act, unless, within 90 days after the withdrawal, all of the remaining Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

	(c)	an election to dissolve the Partnership made by
the General Partner;

	(d)	entry of a decree of judicial dissolution of the
Partnership pursuant to the provisions of the Act;

	(e)	the sale of all or substantially all of the assets
and properties of the Partnership for cash or marketable securities;

	(f)	the Incapacity of the General Partner, unless all
of the remaining Partners in their sole and absolute discretion agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such Incapacity, of a substitute General Partner; or

	(g)	the Redemption or exchange for REIT Shares of all
Partnership Units (other than those of the General Partner).

	Section 13.2	WINDING UP

	(a)	Upon the occurrence of a Liquidating Event, the
Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a Majority in Interest of the Limited Partners) (the "Liquidator") shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and assets and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock of the General Partner) shall be applied and distributed in the following order:

		(i)		First, to the payment and discharge of
all of the Partnership's debts and liabilities to creditors other than the Partners;

		(ii)		Second, to the payment and discharge of
all of the Partnership's debts and liabilities to the General
Partner;

		(iii)	Third, to the payment and discharge of
all of the Partnership's debts and liabilities to the other
Partners; and

		(iv)		The balance, if any, to the General
Partner and Limited Partners in accordance with their positive Capital Account balances, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 13.2(a)(iv).

	The General Partner shall not receive any additional compensation for any services performed pursuant to this Article
13 other than reimbursement of its expenses as provided in
Section 7.4.

	(b)	Notwithstanding the provisions of Section 13.2(a)
hereof, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a) hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.


	Section 13.3	COMPLIANCE WITH TIMING REQUIREMENTS OF
REGULATIONS

	In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Partner has a deficit balance in his or her Capital Account (after giving effect to all contributions, distributions and allocations for the taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.
In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

	(a)	distributed to a trust established for the benefit
of the Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions and the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

	(b)	withheld to provide a reasonable reserve for
Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, PROVIDED THAT when the Liquidator determines that the withheld amounts are no longer appropriate, such withheld amounts shall be distributed to the Partners as soon as practicable in the manner and order of priority set forth in
Section 13.2.

	Section 13.4	RIGHTS OF LIMITED PARTNERS

	Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of such Limited Partner's Capital Contribution and shall have no right or power to demand or receive property from the General Partner. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions or allocations.

	Section 13.5	NOTICE OF DISSOLUTION

	In the event a Liquidating Event occurs or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

	Section 13.6	CANCELLATION OF CERTIFICATE OF LIMITED
PARTNERSHIP

	Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

	Section 13.7	REASONABLE TIME FOR WINDING UP

	A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

	Section 13.8	WAIVER OF PARTITION

	Each Partner hereby waives any right to partition of the Partnership property.


ARTICLE 14
AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS

	Section 14.1	AMENDMENTS

	(a)	The actions requiring consent or approval of the
Partners or of the Limited Partners pursuant to this Agreement, including Section 7.3, or otherwise pursuant to applicable law, are subject to the procedures in this Article 14.

	(b)	Amendments to this Agreement requiring the consent
or approval of Limited Partners may be proposed by the General Partner or by Limited Partners who hold 25% or more of the Partnership Interests held by Limited Partners. Following such proposal, the General Partner shall submit any proposed amendment to the Partners or the Limited Partners, as applicable. The General Partner shall seek the written consent or approval of the Partners or Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written consent, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a consent which is consistent with the General Partner's recommendation (if so recommended) with respect to the proposal; PROVIDED THAT, an action shall become effective at such time as requisite consents are received even if prior to such specified time.

	Section 14.2	ACTION BY THE PARTNERS

	(a)	Meetings of the Partners may be called by the
General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding twenty-five percent (25%) or more of the Partnership Interests held by Limited Partners. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or consent of the Limited Partners or of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1 hereof.

	(b)	Any action required or permitted to be taken at a
meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the percentage as is expressly required by this Agreement for the action in question. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of the Percentage Interests of the Partners (expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

	(c)	Each Limited Partner may authorize any Person or
Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

	(d)	Each meeting of Partners shall be conducted by the
General Partner or
such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.


ARTICLE 15
GENERAL PROVISIONS

	Section 15.1	ADDRESSES AND NOTICE

	Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by certified first-class United States mail, nationally recognized overnight delivery service or facsimile transmission to the Partner or Assignee at the address set forth in Exhibit A or such other address as the Partners shall notify the General Partner in writing.

	Section 15.2	TITLES AND CAPTIONS

	All article or Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

	Section 15.3	PRONOUNS AND PLURALS

	Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

	Section 15.4	FURTHER ACTION

	The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

	Section 15.5	BINDING EFFECT

	This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

	Section 15.6	CREDITORS

	Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

	Section 15.7	WAIVER

	No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

	Section 15.8	COUNTERPARTS

	This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

	Section 15.9	APPLICABLE LAW

	This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

	Section 15.10	INVALIDITY OF PROVISIONS

	If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

	Section 15.11	LIMITATION TO PRESERVE REIT STATUS

	To the extent that any amount paid or credited to the General Partner or its officers, directors, employees or agents pursuant to Section 7.4 or Section 7.7 would constitute gross income to the Company for purposes of Sections 856(c)(2) or 856(c)(3) of the Code (a "General Partner Payment") then, notwithstanding any other provision of this Agreement, the amount of such General Partner Payments for any fiscal year shall not exceed the lesser of:

	(a)	an amount equal to the excess, if any, of (a)
5.00% of the General Partner's total gross income (but not including the amount of any General Partner Payments) for the fiscal year which is described in subsections (A) through (H) of
Section 856(c)(2) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(2) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (H) of Section 856(c)(2) of the Code (but not including the amount of any General Partner Payments); or

	(b)	an amount equal to the excess, if any, of (a) 25%
of the General Partner's total gross income (but not including the amount of any General Partner Payments) for the fiscal year which is described in subsections (A) through (I) of Section 856(c)(3) of the Code over (b) the amount of gross income (within the meaning of Section 856(c)(3) of the Code) derived by the General Partner from sources other than those described in subsections (A) through (I) of Section 856(c)(3) of the Code (but not including the amount of any General Partner Payments); PROVIDED, HOWEVER, that General Partner Payments in excess of the amounts set forth in subparagraphs (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts would not adversely affect the Company's ability to qualify as a REIT. To the extent General Partner Payments may not be made in a year due to the foregoing limitations, such General Partner Payments shall carry over and be treated as arising in the following year, PROVIDED, HOWEVER, that such amounts shall not carry over for more than five years, and if not paid within such five-year period, shall expire; PROVIDED FURTHER, that (i) as General Partner Payments are made, such payments shall be applied first to carryover amounts outstanding, if any, and (ii) with respect to carryover amounts for more than one Partnership Year, such payments shall be applied to the earliest Partnership Year first.

	Section 15.12	ENTIRE AGREEMENT

	This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

	Section 15.13	NO RIGHTS AS STOCKHOLDERS

	Nothing contained in this Agreement shall be construed as conferring upon the holders of Partnership Units any rights whatsoever as stockholders of the Company including without limitation any right to receive dividends or other distributions made to stockholders of the Company or to vote or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



PARKWAY PROPERTIES, INC.



BY:
	Name:
	Title:



PARKWAY PROPERTIES GENERAL PARTNERS, INC.



By:
	Name:
	Title:


306886






































EXHIBIT A
Partners, Contributions and Partnership Interests


	Partner
	Initial Contribution
	Partnership Interest
Parkway Properties,
Inc.
$9,900
99% Limited
Partnership Interest
consisting of
9,670,080 Units.
Parkway Properties
General Partners,
Inc.
$100
1% General
Partnership Interest
consisting of 97,678
Units.

EXHIBIT B
Notice of Redemption


	The undersigned hereby irrevocably (i) redeems Partnership Units in Parkway Properties LP in accordance with the terms of the Amended and Restated Limited Partnership Agreement of Parkway Properties LP and the Redemption Right referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares Amount (as determined by the General Partner and/or the Company) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, and certifies, that the undersigned (a) has marketable, and unencumbered title to the Partnership Units, free and clear of the rights of or interests of any other person or entity; (b) has the full right, power and authority to redeem and surrender such Partnership Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and surrender.

Dated:

Name of Limited Partner:

(Signature of Limited Partner)

(Street Address)

	(City)		(State)		(Zip Code)

Signature Guaranteed by:

If REIT Shares are to be issued, issue to:

Name:

Please insert social security or identifying number:

EXHIBIT C
Schedule of Partners' Ownership with Respect to Tenants




	NONE

EXHIBIT D
Schedule of REIT Shares Actually or
Constructively Owned by Limited Partners Other than those Acquired Pursuant to an Exchange


	NONE




	PARKWAY PROPERTIES LP

	AMENDMENT TO EXHIBIT A

	OF THE

	AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP




	Exhibit A of the Amended and Restated Agreement of Limited Partnership of Parkway Properties LP, is hereby amended in its entirety to read as follows:


	Partner
	Contribution
Partnership Interest

Parkway Properties, Inc.
$9,900 plus those
properties
contributed
subsequent to the
Effective Date

98.988108% Limited
Partnership Interest
consisting of
10,974,965 Class A
Common Limited
Partnership Units
Lane N. Meltzer
47.5% General
Partnership
Interest in and to
the 111 Capitol
Building Limited
Partnership
 .0118876% Limited
Partnership Interest
consisting of 1318
Class A Common
Limited Partnership
Units
Parkway Properties General
Partners, Inc.
$100 plus those
properties
contributed
subsequent to the
Effective Date
1.0000044% General
Partnership Interest
consisting of
110,858 Class A
Common General
Partnership Units
Parkway Properties, Inc.
$63,631,250
2,650,000 units of
Series A Preferred
Limited Partnership
Interests



	The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to distribution, qualifications and terms and conditions of redemption of the Series A Preferred Limited Partnership Interests of the Limited Partnership:

1.	Designation and Amount.

		The designation of Series A Preferred Limited Partnership Interests shall be 8.75% Series A Cumulative Preferred Limited Partnership Interests, par value $.001 per unit. The number of units of Series A Preferred Limited Partnership Interests to be issued shall be 2,650,000.

	2.	Distribution Provisions.

		(a)	Subject to the rights of any series of
Partnership Interests which may from time to time come into existence, holders of Series A Preferred Limited Partnership Interests shall be entitled to receive, when and as declared by the General Partner, out of funds legally available for the payment of distributions, cumulative preferential cash distributions at the rate of 8.75% per annum of the Liquidation Preference (as herein defined) per unit (equivalent to a fixed amount of $2.1875 per unit. Such distribution shall be cumulative from the date of original issue and shall be payable quarterly in arrears on the 15th day of each of January, April, July and October or, if not a business day, the next succeeding business day (each, a "Distribution Payment Date"). The first distribution, which will be due on July 15, 1998, will be for less than a full quarter. Such first distribution and any distribution payable on Series A Preferred Limited Partnership Interests for any partial distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record as they appear in the records of the Partnership at the close of business on the last business day of March, June, September and December, respectively, or on such date designated by the General Partner of the Partnership for the payment of distributions that is not more than 30 nor less than 10 days prior to such Distribution Payment Date (each a "Distribution Record Date").

		(b)	Distributions on Series A Preferred Limited
Partnership Interests will accrue whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are declared. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Series A Preferred Limited Partnership Interests which may be in arrears.

		(c)	Capital gains shall be allocable to holders
of Series A Preferred Limited Partnership Interests in the same proportion that the total distributions paid or made available to the holders of Series A Preferred Limited Partnership Interests for the Fiscal Year bears to the total distributions paid or made available for the Fiscal Year to holders of all classes of Partnership Interests.

		(d)	Pursuant to section 6.2(b) of the Partnership
Agreement, income or gain for the Fiscal Year, if any, shall be specially allocated to the holders of Series A Preferred Limited Partnership Interests in proportion to and to the extent of the excess, if any, of (i) the cumulative Distributions each has received pursuant to this section 2 from the initial issuance of the Series A Preferred Limited Partnership Interests to a date thirty (30) days after the end of such Fiscal Year, over (ii) the cumulative items of income and gain allocated to such holders pursuant to this section 2(d) for all prior Fiscal Years.

		(e)	If any units of Series A Preferred Limited
Partnership Interests are outstanding, no full distributions (other than in units of Common Partnership Interests or other Partnership Interests ranking junior to Series A Preferred
Limited Partnership Interests as to distributions and upon liquidation) shall be declared or paid or set apart for payment on any units of series of Partnership Interests of the Partnership ranking, as to distributions, on a parity with or junior to Series A Preferred Limited Partnership Interest for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payments on units of Series A Preferred Limited Partnership Interests for all past distribution periods and the then current distribution period. When distributions are not paid in full (or a sum sufficient for such full payment is not set apart) upon the units of Series A Preferred Limited Partnership Interests and the units of any other series of Partnership Interests ranking on parity as to distributions with units of Series A Preferred Limited Partnership Interests, all distributions declared upon units of Series A Preferred Limited Partnership Interests and any other series of Partnership Interests ranking on a parity as to distributions with Series A Preferred Limited Partnership Interests shall be declared pro rata so that the amount of distributions declared per unit on Series A Preferred Limited Partnership Interests and such other series of Partnership Interests shall in all cases bear to each other the same ratio that accrued distributions per unit on Series A Preferred Limited Partnership Interests and such other series of Partnership Interests bear to each other.

		(f)	Except as provided in Section 2(e), unless
full cumulative distributions on units of Series A Preferred Limited Partnership Interests have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than in shares of Common Partnership Interests or other Partnership Interests ranking junior to Series A Preferred Limited Partnership Interests as to distributions and upon liquidation) shall be declared or paid or set aside for payment or other distribution shall be declared or made upon the units of Common Partnership Interests or any other Partnership Interests of the Partnership ranking junior to or on a parity with Series A Preferred Limited Partnership Interests as to distributions or upon liquidation, not shall any units of Common Partnership Interests or any other Partnership Interest of the Partnership ranking junior to or on a parity with Series A Preferred Limited Partnership Interest as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Partnership Interests) by the Partnership (except by conversion into or exchange for other Partnership Interests of the Partnership ranking junior to Series A Preferred Partnership Interests as to distributions and amounts upon liquidation or redemption for the purpose of preserving the Company's status as a REIT.

	(g)	Any distribution payment made on units of Series A
Preferred Limited Partnership Interests shall first be credited against the earliest accrued but unpaid distribution due with respect to units of Series A Preferred Limited Partnership
Interests which remains payable.

	3.	Liquidation Rights.

		(a)	Subject to the rights of series of
Partnership Interests which may from time to time come into existence, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, then, before any distribution or payment shall be made to the holders of any units of Common Partnership Interest or any other class or series of Partnership Interests of the Partnership ranking junior to Series A Preferred Limited Partnership Interests in the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Partnership, the holders of units of Series A Preferred Limited Partnership Interests shall be entitled to receive out of assets of the Partnership legally available for distribution to partners, liquidation distributions in the amount of the liquidation preference of $25.00 per unit, plus an amount equal to all distributions accrued and unpaid thereon (the "Liquidation Preference"). Holders of Series A Preferred Limited Partnership Interests will be entitled to written notice of any event triggering the right to receive such Liquidation Preference. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of units of Series A Preferred Limited Partnership Interests will have no right or claim to any of the remaining assets of the Partnership. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the available assets of the Partnership are insufficient to pay the amount of the liquidation distributions on all outstanding shares of Series A Preferred Limited Partnership Interests and the corresponding amounts payable on all shares of other classes or series of Partnership Interests of the Partnership ranking on a parity with Series A Preferred Limited Partnership Interests in the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Partnership ("Parity Units"), then the holders of units of Series A Preferred Limited Partnership Interests and Parity Units shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

	4.	Redemption.

		(a)	Units of Series A Preferred Limited
Partnership Interests are not redeemable prior to April 23, 2003 except that each unit of Series A Preferred Limited Partnership Interest is redeemable to the same extent that shares of Series A Preferred Stock of the Company is redeemable as provided in
Article V of the Charter of the Company. On and after April 23, 2003, the Partnership at its option upon not less than 30 nor more than 60 days' written notice, may redeem outstanding units of Series A Preferred Limited Partnership Interests, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per unit, plus an amount equal to all distributions accrued and unpaid thereon to the date fixed for redemption, without interest. The redemption price of units of Series A Preferred Limited Partnership Interests (other than the portion thereof consisting of accrued and unpaid distributions) is payable solely out of proceeds from the sale of other capital stock of the Company and contributed to the Partnership for purposes of such redemption, which may include common stock, preferred stock, depository shares, interests, participations or other ownership interests in the Company however designated (other than debt securities converted into or exchangeable for capital stock) and any rights, warrants or options to purchase any thereof. Holders of units of Series A Preferred Limited Partnership Interests to be redeemed shall surrender such units of Series A Preferred Limited Partnership Interests at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid distributions payable upon such redemption following such surrender. If fewer than all of the outstanding units of Series A Preferred Limited Partnership Interests are to be redeemed, the number of units to be redeemed will be determined by the Partnership and such units may be redeemed pro rata from the holders of record of such units in proportion to the number of such units held by such holders (with adjustments to avoid redemption of fractional units) or by lot in a manner determined by the Partnership.

		(b)	Unless full cumulative distributions on all
units of Series A Preferred Limited Partnership Interests and Parity Units shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, no units of Series A Preferred Limited Partnership Interests or Parity Units shall be redeemed unless all outstanding units of Series A Preferred Limited Partnership Interests and Parity Units are simultaneously redeemed; provided, however, that the foregoing shall not prevent redemption to the same extent shares of Series A
Preferred stock of the Company are redeemable in accordance with
Article V of the Charter of the Company or the purchase or acquisition of units of Series A Preferred Limited Partnership Interests or Parity Units pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding units of Series A Preferred Limited Partnership Interests or Parity Stock, as the case may be. Furthermore, unless full cumulative distributions on all outstanding units of Series A Preferred Limited Partnership Interests and Parity Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period, the Partnership shall not purchase or otherwise acquire directly or indirectly any units of Series A Preferred Limited partnership Interests or Parity Units (except by conversion into or exchange for units of Partnership Interests of the Partnership ranking junior to Series A Preferred Limited Partnership
Interests and Parity Units as to distributions and upon liquidation).

		(c)	Notice of redemption will be mailed at least
30 days but not more than 60 days before the redemption date to each holder of record of units of Series A Preferred Limited Partnership Interests at the address shown on the books of the Partnership. Each notice shall state (i) the redemption date;
(ii)  the number of units of Series A Preferred Limited
Partnership Interests to be redeemed; (iii) the redemption price per share; (iv) the place or places for payment of the redemption price; and (v) that distributions of units of Series
A Preferred Limited Partnership Interests will cease to accrue on such redemption date. If fewer than all units of Series A
Preferred Limited Partnership Interests are to be redeemed, the notice mailed to each such holder thereof shall also specify the number of units of Series A Preferred Limited Partnership
Interests to be redeemed from each such holder. If notice of redemption of any units of Series A Preferred Limited Partnership Interests has been given and if the funds necessary for such redemption have been set aside by the Partnership in trust for the benefit of the holders of units of Series A Preferred Limited Partnership Interests so called for redemption, then from and after the redemption date, distributions will cease to accrue on such units of Series A Preferred Limited Partnership Interests, such units of Series A Limited Partnership Interests shall no longer be deemed outstanding and all rights of the holders of such units will terminate, except the right to receive the redemption price.

		(d)	The holders of units of Series A Preferred
Limited Partnership Interests at the close of business on a Distribution Record Date will be entitled to receive the distribution payable with respect to such units of Series A Preferred Limited Partnership Interests on the corresponding Distribution Payment Date notwithstanding the redemption thereof between such Distribution Record Date and the corresponding Distribution Payment Date or the Partnership's default in the payment of the distribution due. Except as provided above, the Partnership will make no payment or allowance for unpaid distributions, whether or not in arrears, on units of Series A Preferred Limited Partnership Interests which have been called for redemption.

		(e)	Series A Preferred Limited Partnership
Interests will not be subject to any sinking fund or mandatory redemption, except to the same extent that Series A Preferred Stock of the Company are subject to sinking fund or mandatory redemption as provided in Article V of the Charter of the Company.

	5.	Voting Rights.

		(a)	Except as otherwise from time to time
required by applicable law, the holders of units of Series A
Preferred Limited Partnership Interests will have no voting rights.

		(b)	So long as any units of Series A Preferred
Limited Partnership Interests remain outstanding, the Partnership will not, without the affirmative vote or consent of the holders of at least two-thirds of units of the Series A Preferred Limited Partnership Interests outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), (a) authorize or create, or increase the authorized or issued amount of any class or series or Partnership Interests ranking senior to the Series A Preferred Limited partnership Interests with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding up or reclassify any existing Partnership Interests of the Partnership into such units or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such units; or (b) amend, alter or repeal the provisions of the Partnership Agreement whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Limited Partnership Interests or the holders thereof; provided, however, with respect to the occurrence of any Event set forth in (b) above, so long as the Series A Preferred Limited Partnership Interests remains outstanding with the terms thereof materially unchanged taking into account that upon the occurrence of an Event the partnership may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of the Series A Preferred Limited Partnership Interests and provided further that (i) any increase in the amount of the authorized Series A Preferred Limited Partnership Interests or the creation or issuance of any other series of Preferred Partnership
Interests or (ii) any increase in the amount of authorized units of such series in each case ranking on a parity with or junior to the Series A Preferred Limited Partnership Interests with respect to payment of distributions or the distribution of assets upon liquidation, dissolution or winding up shall not been deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

		(c)	Except as provided above and as required by
law, the holders of Series A Preferred Limited Partnership Interests are not entitled to vote on any merger or consolidation involving the Partnership, on any Partnership Interest exchange or on a sale of all or substantially all of the assets of the Partnership.

	6.	Conversion.

		The units of Series A Preferred Limited
Partnership Interests are not convertible into or exchangeable for any other property or securities of the Partnership.

	Dated the 1st day of July, 1998.


		PARKWAY PROPERTIES GENERAL
		PARTNERS, INC.



					By


316440








































	ADMISSION AGREEMENT





	This Admission Agreement dated as of July 1, 1998 between PARKWAY PROPERTIES LP, a Delaware limited partnership having its principal place of business in Jackson, Mississippi ("Partnership") and LANE N. MELTZER, 316 South Rampart Street, New Orleans, Louisiana 70112 ("Meltzer").


	RECITALS

	1.	Partnership and Meltzer, among others, executed a
certain contribution agreement dated April __, 1998, ("Contribution Agreement") providing for the contribution of all partnership interests of the 111 Capitol Building Limited
Partnership ("Capitol") to Partnership and Parkway Jackson LLC, a Mississippi limited liability company wholly owned by Partnership.

	2.	Pursuant to Section 2.2 of the Contribution
Agreement, Meltzer has elected to receive units of partnership interest in Partnership in exchange for the contribution of his partnership interest in Capitol.

	3.	The parties desire to, pursuant to the
Contribution Agreement, admit Meltzer to the Partnership and specify his rights and obligations with respect thereto;

	NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

	1.	Partnership hereby issues to Meltzer ______
Class A Common Limited Partnership Units.

	2.	Meltzer agrees to be admitted as a Limited Partner
to the Partnership effective the date hereof, and hereby further agrees to be bound by all the provisions of the Amended and Restated Agreement of Limited Partnership of Parkway Properties
LP ("Partnership Agreement"), as amended and restated through the date hereof.

	3.	Partnership through Parkway Properties General
Partners, Inc., its General Partner, hereby consents to the admission of Meltzer as a Limited Partner in Partnership.

	4.	Restoration Obligation.  Notwithstanding anything
contained in the Partnership Agreement, in the event Meltzer's Capital Account is less than zero after giving effect to all distributions, all contributions, and all allocations for all periods, Meltzer shall contribute cash to the capital of the Partnership in the amount necessary to restore his Capital Account to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3), and the amount so contributed shall be treated as proceeds from the liquidation of partnership assets for purposes of, and shall be distributed pursuant to,
Section 13.2(a)(iv) of the Partnership Agreement. Meltzer waives any rights he may have against Partnership, the General Partner or any Limited Partner which might otherwise arise from the restoration of such negative Capital Account.





					Lane N. Meltzer



					PARKWAY PROPERTIES LP
					by:	Parkway Properties General
						Partners, Inc., its
						General Partner



					By
						Sarah P. Clark,
						Senior Vice President and
						Chief Financial Officer





TIAA Appl. # FL-889;  M-000441900
TIAA Appl. # NC-190;  M-000448000
TIAA Appl. # SC-74;   M-000442200
TIAA Appl. # TN-145;  M-000442100
TIAA Appl. # TX-899;  M-000440000
TIAA Appl. # VA-387;  M-000442000


PROMISSORY NOTE

$97,000,000.00					New York, New York
							Dated:  June 30, 1998

		FOR VALUE RECEIVED, Parkway Properties LP ("Borrower"), a Delaware limited partnership having its principal place of business at c/o Parkway Properties, Inc., 188 East Capitol
Street, Suite 1000, Jackson, Mississippi 39201-2195, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation, or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of NINETY-SEVEN MILLION AND 00/100ths DOLLARS ($97,000,000) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, the "Principal"), in lawful money of the United States of America, with interest on the Principal from the date of this Promissory Note (this "Note") through and including July 1, 2008 (the "Maturity Date") at the fixed rate of Six and Nine Hundred Forty-Five Thousandths percent (6.945%) per annum (the "Fixed Interest Rate").

		This Note is secured by, among other things, thirteen
(13) Mortgages and/or Deeds of Trust, Assignment of Leases and
Rents and Security Agreement, (each, a "Mortgage", collectively, the "Mortgages") dated the date of this Note made by Borrower for the benefit of Lender as security for the Loan. All capitalized terms not expressly defined in this Note will have the definitions set forth in the Mortgages.

	Section 1.  Payments of Principal and Fixed Interest.

	(a) Borrower will make monthly installment payments ("Debt Service Payments") as follows:

(i) On July 1, 1998, a payment of accrued interest on the Principal at the Fixed Interest Rate; and

(ii) On August 1, 1998 and on the first day of each succeeding calendar month through and including June 1, 2008, payments in the amount of Eight Hundred Sixty-Eight
Thousand Eight Hundred Eighty Three and 48/100ths Dollars
($868,883.48), each of which will be applied first to interest on the Principal at the Fixed Interest Rate and then to the Principal.

	(b) On the Maturity Date, Borrower will pay the Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

	Section 2.  Prepayment Provisions.

	(a)  The following definitions apply:

"Discount Rate" means the yield on a U.S. Treasury issue selected by Lender, as published in the Wall Street Journal, two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date, and a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

"Default Discount Rate" means the Discount Rate less 300 basis points.

"Discounted Value" means the Discounted Value of a Note Payment based on the following formula:

	      NP
	(1 + R/12)n  =  Discounted Value

	NP	=	Amount of Note Payment


	R	=	Discount Rate or Default Discount Rate
as the case may be.

	n	=	The number of months between the date of
prepayment and the scheduled date of the Note
Payment being discounted rounded to the nearest integer.

"Note Payments" means (i) the scheduled Debt Service Payments for the period from the date of prepayment through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

"Prepayment Date Principal" means the Principal on the date of prepayment.

	(b) This Note may not be prepaid in full or in part before July 1, 2003. Commencing on July 1, 2003, provided there is no Event of Default, Borrower may prepay this Note in full only, but not in part (except to the extent expressly provided to the contrary in any Loan Document), on the first day of any calendar month, upon 90 days prior notice to Lender and upon payment in full of the Debt which will include a payment (the "Prepayment Premium") equal to the greater of (i) an amount equal to the product of 1% times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Values of Note
Payments, calculated at the Discount Rate, exceeds the Prepayment Date Principal. Provided there is no Event of Default, this Note may be prepaid in full without payment of the Prepayment Premium during the last 90 days of the Term. This Note may not be prepaid without simultaneous prepayment in full of any other notes secured by the Loan Documents. Notwithstanding anything contained herein to the contrary, if Borrower is entitled to Proceeds in accordance with the provisions of the Mortgages and either Borrower or Lender elect not to apply the proceeds to Restoration in accordance with the Loan Documents, the Loan may be partially prepaid to the extent of the Proceeds without payment of the Prepayment Premium.

	(c) After an Acceleration or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any decree of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include a payment (the "Evasion Premium") equal to the greater of (i) an amount equal to the product of 4% times the Prepayment Date Principal, and (ii) the amount by which the sum of the Discounted Values of the Note Payments, calculated at the Default Discount Rate, exceeds the Prepayment Date Principal.

	(d)  Borrower acknowledges that:

(i)	a prepayment will cause damage to Lender;

(ii)	the Evasion Premium is intended to compensate Lender
for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid;

(iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

(iv)	the Evasion Premium represents Lender and Borrower's
reasonable estimate of Lender's damages for the prepayment and is not a penalty.

	Section 3.  Events of Default:


	(a)	It is an "Event of Default" under this Note:

(i)	if Borrower fails to pay any amount due, as and when
required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

(ii)	if an Event of Default occurs under any other Loan
Document.

	(b)	If an Event of Default occurs, Lender may declare all
or any portion of the Debt immediately due and payable
("Acceleration") and exercise any of the other Remedies.

	Section 4. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs until such Event of Default is cured.

	Section 5.  Late Charges.

	(a) If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount due under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a
"Late Charge") equal to five cents ($.05) for each one dollar
($1.00) of the delinquent payment.

	(b)  Borrower acknowledges that:

(i)	 a delinquent payment will cause damage to Lender;

(ii)	 the Late Charge is intended to compensate Lender for
loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

(iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by the delinquency; and

(iv)	 the Late Charge represents Lender and Borrower's
reasonable estimate of Lender's damages from the delinquency and is not a penalty.

	Section 6.  Limitation of Liability.   This Note is subject
to the limitations on liability set forth in the Article of the Mortgage entitled "Limitation of Liability".

	Section 7.  WAIVERS.   IN ADDITION TO THE WAIVERS SET FORTH
IN THE ARTICLE OF THE MORTGAGES ENTITLED "WAIVERS", BORROWER
WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF
DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF
THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

	Section 8. Commercial Loan. The Loan is made for the purpose of carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

	Section 9. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

	Section 10. Applicable Law. This Note was negotiated in the State of New York, made by Borrower and accepted by Lender in the State of New York, and the proceeds of this Note were delivered and were disbursed from the State of New York. This
Note is governed by and will be construed in accordance with the Laws of the State of New York including, without limitation,Code 5-1401 of the New York General Obligations Law. To the fullest extent permitted by law, Maker hereby unconditionally and irrevocably waives any claim or right to assert that the law of any other jurisdiction governs this Note.

	Section 11. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.
	Section 12. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

	Section 13. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Mortgages entitled "Rules of Construction".

	Section 14.  Mortgage Provisions Incorporated.   To the
extent not otherwise set forth in this Note, the provisions of the Articles of the Mortgages entitled "Expenses and Duty to Defend", "Waivers", "Notices", "Miscellaneous" and "Jurisdicition and Venue" are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.

	Section 15.  Joint and Several Liability; Successors and
Assigns.   If Maker consists of more than one entity, the
obligations and liabilities of each such entity will be joint and several. This Note binds Borrower and successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

	Section 16. Absolute Obligation. Except for the Section of this Note entitled "Limitation of Liability", no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.


balance of page is intentionally blank]

	IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.


	PARKWAY PROPERTIES LP, a Delaware
limited partnership


	By:	Parkway Properties General
Partners, Inc., its sole general
partner, a Delaware corporation


		     			By:_______________________
		 			   Name:  James M. Ingram
                                 Title: Senior Vice
     President


                    By:_______________________
						   Name:  Sarah P. Clark
					       Title:	Senior Vice President,
CFO, Treasurer &
Secretary


Completion Notes on "Promissory Note":

Signatures needed

Copies to be made after signature

Original on safety paper











































Form Mortgage [Modify state-by-state]




MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
SECURITY AGREEMENT AND FIXTURE FILING STATEMENT


by



PARKWAY PROPERTIES LP,
as Borrower

for the benefit of


TEACHERS INSURANCE AND ANNUITY ASSOCIATION
OF AMERICA,
                           as Lender










Property Known As


****





This Mortgage Was Prepared By
And After Recordation This Mortgage Should Be Returned To:


Jack Edelbrock, Esq.
c/o Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603-3441

TABLE OF CONTENTS

Page


RECITALS	1

ARTICLE I		DEFINITIONS AND RULES OF CONSTRUCTION	1
Section 1.1.	Definitions	1
Section 1.2.	Rules of Construction	2

ARTICLE II	GRANTING CLAUSES	2
Section 2.1.  	Encumbered Property	2
Section 2.2.	Habendum Clause	4
Section 2.3.	Security Agreement	5
Section 2.4.  	Conditions to Grant	6

ARTICLE III	OBLIGATIONS SECURED	6
Section 3.1.	The Obligations	6
	Section 3.2.	Future Advances	6

ARTICLE IV	TITLE AND AUTHORITY	6
Section 4.1.  	Title to the Property	6
Section 4.2.  	Authority	7
Section 4.3.	No Foreign Person	7
Section 4.4.  	Litigation	7

ARTICLE V		PROPERTY STATUS, MAINTENANCE AND LEASES	8
Section 5.1.  	Status of the Property	8
Section 5.2.  	Maintenance of the Property	8
Section 5.3.  	Change in Use	9
Section 5.4.  	Waste	9
Section 5.5.  	Inspection of the Property	9
Section 5.6.  	Leases and Rents	9
Section 5.7.  	Parking	10
Section 5.8.	Separate Tax Lot	10
Section 5.9.	Changes in Zoning or Restrictive
				Covenants 	10
Section 5.10.	Lender's Right to Appear	10

ARTICLE VI	IMPOSITIONS AND ACCUMULATIONS	10
Section 6.1.  	Impositions	10
Section 6.2.  	Accumulations	11
Section 6.3.	Changes in Tax Laws	13
Section 6.4.	Reserves	13

ARTICLE VII	INSURANCE, CASUALTY, CONDEMNATION		AND
RESTORATION	13
Section 7.1.	Insurance Coverages	13
Section 7.2.	Casualty and Condemnation	15
Section 7.3.	Application of Proceeds	15
Section 7.4.  	Conditions to Availability of Proceeds for

				Restoration	16
Section 7.5.	Restoration	17

ARTICLE VIII	COMPLIANCE WITH LAW AND AGREEMENTS	19
Section 8.1.  	Compliance with Law	19
Section 8.2.  	Compliance with Agreements	19
Section 8.3.  	ERISA Compliance	20
Section 8.4.  	Section 6045(e) Filing	20

ARTICLE IX	ENVIRONMENTAL 	21
Section 9.1.  	Environmental Representations and
				Warranties 	21
Section 9.2.  	Environmental Covenants	21

ARTICLE X		FINANCIAL REPORTING	23
Section 10.1.  Fiscal Year; Financial Statements;
Reports of Parkway Properties, Inc. (the
"Company") and Borrower; SEC and Other
Reports; Officer's Certificate	23

ARTICLE XI	EXPENSES AND DUTY TO DEFEND	24
Section 11.1.  Payment of Expenses	24
Section 11.2.	Duty to Defend	24

ARTICLE XII	TRANSFERS LIENS AND ENCUMBRANCES	25
Section 12.1.  Prohibitions on Transfers, Liens and
				Encumbrances 	25
Section 12.2.  Permitted Transfers	25
Section 12.3.  Right to Contest Liens	26
Section 12.4.  Release Rights	27
[Section 12.5.	Substitution of Collateral.  [For Loudoun
				mortgage only][Additional Edits Needed]	28

ARTICLE XIII	ADDITIONAL REPRESENTATIONS, WARRANTIES AND
			 COVENANTS	30
Section 13.1.  Further Assurances	30
Section 13.2.  Estoppel Certificates	30

ARTICLE XIV	DEFAULTS AND REMEDIES 	31
Section 14.1.  Events of Default	31
Section 14.2.  Remedies.	32
Section 14.3.	General Provisions Pertaining to
				Remedies 	33
Section 14.4.	Foreclosure by Power of Sale	34
Section 14.5.	General Provisions Pertaining to
				Mortgagee-in-Possession or Receiver	34
Section 14.6.  General Provisions Pertaining to
				Foreclosures and the Power of Sale	36
Section 14.7.  Application of Proceeds	36
Section 14.8.  Power of Attorney.	37
Section 14.9.  Tenant at Sufferance	37
Section 14.10.	State Laws Pertaining to Remedies	37

ARTICLE XV	LIMITATION OF LIABILITY	37

Section 15.1.  Limitation of Liability	37

ARTICLE XVI	WAIVERS	39

SECTION 16.1	WAIVER OF NOTICE	39
SECTION 16.2.  WAIVER OF MARSHALLING AND OTHER MATTERS	39
SECTION 16.3.  WAIVER OF TRIAL BY JURY	40
SECTION 16.4.	WAIVER OF JUDICIAL NOTICE AND HEARING	40
SECTION 16.5.	WAIVER OF SUBROGATION	40
SECTION 16.6.  GENERAL WAIVER	40

ARTICLE XVII	NOTICES 	40

Section 17.1.  Notices	40
Section 17.2.	Change in Borrower's Name or Place of
				Business	42

ARTICLE XVIII	MISCELLANEOUS 	42

Section 18.1.	Applicable Law	42
Section 18.2.  Usury Limitations	42
Section 18.3.  Lender's Discretion	42
Section 18.4.  Unenforceable Provisions	42
Section 18.5.  Survival of Borrower's Obligations	43
Section 18.6.  Relationship Between Borrower and Lender;
				No Third Party Beneficiaries	43
Section 18.7.  Partial Releases; Extensions; Waivers	43
Section 18.8.  Service of Process	44
Section 18.9.  Entire Agreement	44
Section 18.10. No Oral Amendment	44
Section 18.11.	Severability	44
Section 18.12. Covenants Run with the Land	44
Section 18.13. Time of the Essence	45
Section 18.14. Subrogation	45
Section 18.15.	Joint and Several Liability	45
Section 18.16. Successors and Assigns	45
Section 18.17. Duplicates and Counterparts	45

ARTICLE XIX	ADDITIONAL PROVISIONS PERTAINING TO STATE
			LAWS 	45




		MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING



		THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT made this 30th day of June, 1998, by PARKWAY PROPERTIES LP ("Borrower"), a Delaware limited partnership, having its principal place of business c/o Parkway Properties, Inc., 188 East Capitol Street, Suite 1000, Jackson, Mississippi 39201-2195, Attn: Sarah P. Clark for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation, having an address at 730 Third Avenue, New York, New York 10017.


RECITALS:


		A. Lender agreed to make and Borrower agreed to accept a loan (the "Loan") in the maximum principal amount of $97,000,000.00.

		B. To evidence the Loan, Borrower executed and delivered to Lender a promissory note (the "Note"), dated the date of this Mortgage, in the principal amount of Ninety Seven Million and 00/100ths Dollars ($97,000,000.00) (that amount or so much as is outstanding from time to time is referred to as the "Principal"), promising to pay the Principal with interest thereon to the order of Lender as set forth in the Note and with the balance, if any, of the Debt being due and payable on July 1, 2008 (the "Maturity Date").

****
		C. To secure the Note, this Mortgage encumbers, among other things, Borrower's fee interest in the real property located in the City of _____________, County of ___________, [State] [Commonwealth] of _________________, more particularly described in Exhibit A (the "Land").


ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION


	Section 1.1.	Definitions.  Capitalized terms used in this
Mortgage are defined in Exhibit B or in the text with a cross-
reference in Exhibit B.
	Section 1.2.	Rules of Construction.  This Mortgage will be
interpreted in accordance with the rules of construction set forth in Exhibit C.


ARTICLE II

GRANTING CLAUSES


	Section 2.1. Encumbered Property. Borrower irrevocably grants, mortgages, warrants, conveys, assigns and pledges to Lender, and grants to Lender a security interest in, the following property, rights, interests and estates now or in the future owned or held by Borrower (the "Property") for the uses and purposes set forth in this Mortgage forever:

(i)	the Land;

(ii)  all buildings and improvements located on the Land
(the "Improvements");

(iii) all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefitting the Land or the Improvements;

(iv) all materials intended for construction, re-construction, alteration or repair of the Improvements, such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used solely in connection with the Land or the Improvements (excluding personal property owned by tenants), including: furniture; furnishings; machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; security systems and equipment; the items listed on Schedule 1 hereto; and equipment leases for any of the property described in this subsection (the "Fixtures and Personal Property");

(v) all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting the Land, Borrower's interest in the Property, the Improvements or the Fixtures and Personal Property, including the documents described on Exhibit D but expressly excluding the Leases (the "Property
Documents");

(vi) all inventory (including all goods, merchandise, raw materials, incidentals, office supplies and packaging materials) held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, all documents of title evidencing any part of any of the foregoing and all returned or repossessed goods arising from or relating to any sale or disposition of such inventory;

(vii) all intangible personal property relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Borrower), corporate and other business records, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account debtor of any of the accounts of Borrower arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, funds deposited in accounts established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, including any reserve accounts or escrow accounts, and all investments of the funds and all other general intangibles;

(viii) all awards and other compensation paid after the date of this Mortgage for any Condemnation (the
"Condemnation Awards");

(ix) all proceeds of and all unearned premiums on the Policies (the "Insurance Proceeds");

(x) all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

(xi) all books, records and other information, wherever located, which are in Borrower's possession, custody or control or to which Borrower is entitled at law or in equity and which are related exclusively to the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information;

(xii) all deposits held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments together with interest thereon, if any (the
"Accumulations");

(xiii) all after-acquired title to or remainder or reversion in any of the property described in this Section; all additions, accessions and extensions to, improvements of and substitutions or replacements for any of such property; all products and all cash and non-cash proceeds, immediate or remote, of any sale or other disposition of any of such property, excluding sales or other dispositions of inventory in the ordinary course of the business of operating the Land and the Improvements; and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Mortgage for use in connection with the Land or the Improvements, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender's request, any documents reasonably requested by Lender to further evidence the foregoing; and

(xiv) all deposits for reserves held from time to time by an escrow holder in accordance with the Tax Agreement described in the Section entitled "Reserves" and all accounts established to maintain the deposits together with investments thereof and interest thereon.

	Section 2.2.	Habendum Clause.  The Property is conveyed to
Lender to have and to hold forever in fee simple.

	Section 2.3.	Security Agreement.

	(a) The Property includes both real and personal property and this Mortgage is a real property mortgage and also a "security agreement" and a "financing statement" within the meaning of the Uniform Commercial Code. By executing and delivering this Mortgage, Borrower grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

	(b) This Mortgage constitutes a fixture financing statement under the Laws of the state or commonwealth in which the Property is located and/or the purpose, the following information is set forth:

	(a)	Name and address of Debtor:

		Parkway Properties L P
c/o Parkway Properties, Inc.
188 East Capitol Street, Suite 1000
Jackson, Mississippi 39201-2195

	(b)	Name and address of Secured Party:

		Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017
Attn:	Managing Director
Mortgage and Real Estate Division
Region:	Northeast/South/International

	(c)	Description of the types (or items) of
		property covered by this Financing Statement:
		all of the property described in section ii-xiv of the Section entitled "Encumbered Property" described or referred to herein and included as part of the Premises.

	(d)	Description of real estate to which collateral is
attached or upon which it is located: Described in Exhibit A.

(e)	Federal Taxpayer Identification Number of the Debtor:
72-1344324

	Lender may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Mortgage or of any other security agreement or financing statement is sufficient as a financing statement.

	Section 2.4. Conditions to Grant. This Mortgage is made on the express condition that if Borrower pays and performs the Obligations in full in accordance with the Loan Documents, then, unless expressly provided otherwise in the Loan Documents, the Loan Documents will be released at Borrower's expense.


ARTICLE III

OBLIGATIONS SECURED


	Section 3.1. The Obligations. This Mortgage secures the Principal, the Interest, the Late Charges (as defined in the Note), the Prepayment Premiums (as defined in the Note), the Expenses, any additional advances made by Lender in connection with the Property or the Loan and all other amounts payable under the Loan Documents (the "Debt") and also secures both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under the Loan Documents (the "Obligations"), provided that the foregoing does not limit, qualify or affect in any way the present, absolute nature of the Assignment.

	Section 3.2. Future Advances. It is agreed that this Mortgage shall also secure such future or additional advances for construction, improvements, preservation, maintenance and operation of the Property and the security for the Obligations as may be made by Lender, whether such future advances are obligatory or are to be made at Lender's option to Borrower, or its successor in title, for any purpose [add additional state - specific provisions as required].


ARTICLE IV

TITLE AND AUTHORITY


	Section 4.1.  Title to the Property.

	(a) Borrower has and will continue to have good and marketable title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, all free and clear of liens, encumbrances and charges except the Permitted Exceptions. To Borrower's knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property.

	(b) Borrower owns and will continue to own all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions.

	(c) This Mortgage is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to the Permitted Exceptions.

	Section 4.2.  Authority.

	(a) Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the state or commonwealth in which it was organized or incorporated and
(ii) duly qualified to conduct business, in good standing, in the state or commonwealth where the Property is located.

	(b) Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to (i) own and operate the Property and carry on Borrower's business as now conducted or as proposed to be conducted; (ii) execute and deliver the Loan Documents; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender pursuant to the provisions of this Mortgage; and (iv) perform the Obligations.

	(c) The execution and delivery of the Loan Documents and the performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon any party to the Loan Documents.

	(d) The Loan Documents constitute and will continue to constitute legal, valid and binding obligations of all parties to the Loan Documents enforceable in accordance with their respective terms.

	(e)	Borrower and each of Borrower's constituent entities
executing this Mortgage on behalf of Borrower have the requisite power and authority under their respective organizational documents to execute and deliver this Mortgage, to perform Borrower's obligations under this Mortgage and to consummate the transaction contemplated by this Mortgage and have taken any necessary action to authorize the execution and delivery of this Mortgage, the performance of Borrower's obligations under this Mortgage and the consummation of the transaction contemplated by this Mortgage.

	Section 4.3.	No Foreign Person.  Borrower is not a
"foreign person" within the meaning of Section 1445(f)(3) of the Code.

	Section 4.4. Litigation. There are no Proceedings or, to Borrower's knowledge, investigations against or affecting
Borrower or the Property and, to Borrower's knowledge, there are no facts or circumstances that might give rise to a Proceeding or an investigation against or affecting Borrower or the Property which could have a material adverse effect on the Borrower or the Property or Lender's Security interest in the Property. Borrower will give Lender prompt notice of the commencement of any Proceeding or investigation against or affecting the Property or Borrower which could have a material adverse effect on the Property or on Lender's interests in the Property or under the Loan Documents. Borrower also will deliver to Lender such additional information relating to the Proceeding or investigation as Lender may request from time to time.


ARTICLE V

PROPERTY STATUS, MAINTENANCE AND LEASES


	Section 5.1.  Status of the Property.

	(a) Borrower has obtained and will maintain in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any entity having jurisdiction over the Property or over Borrower or that are necessary for the Permitted Use, for occupancy and operation of the Property, for the granting of this Mortgage or for the conduct of Borrower's business on the Property in accordance with the Permitted Use.

	(b) The Property is and will continue to be serviced by all public utilities required for the Permitted Use of the Property.

 	(c) All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are serviceable, physically open and dedicated to and accepted by the Government for use by the public.

	(d)  The Property is free from damage caused by a Casualty.

	(e) To Borrower's knowledge, all costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full.

	Section 5.2. Maintenance of the Property. Borrower will maintain the Property in thorough repair and good and safe condition, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced. Borrower will not erect any new buildings, building additions or other structures on the Land or, except for tenant and common area improvements undertaken in the ordinary course of business, otherwise materially alter the Improvements (except for tenant improvements made in accordance with Leases approved or not requiring approval of Lender) without Lender's prior consent which may be withheld in Lender's sole discretion. The Property will be managed by an Affiliate of Borrower or an independent property manager, satisfactory to Lender pursuant to a management agreement satisfactory to Lender and terminable by Borrower upon 30 days notice to the property manager.

	Section 5.3. Change in Use. Borrower will use and permit the use of the Property for the Permitted Use and for no other purpose.

	Section 5.4. Waste. Borrower will not commit or permit any waste (including economic and non-physical waste), impairment or deterioration of the Property or, except for tenant and common area improvements undertaken in the ordinary course of business, any alteration, demolition or removal of any of the Property without Lender's prior consent which may be withheld in Lender's sole discretion.

	Section 5.5. Inspection of the Property. Subject to the rights of tenants under the Leases, Lender has the right to enter and inspect the Property on reasonable prior notice, except during the existence of an Event of Default, when no prior notice is necessary. Lender has the right to engage an independent expert to review and report on Borrower's compliance with Borrower's obligations under this Mortgage to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Mortgage. If the independent expert's report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent experts review and report will be at Borrower's expense, payable on demand.

	Section 5.6.  Leases and Rents.

	(a) Borrower assigns the Leases and the Rents to Lender absolutely and not merely as additional collateral or security for the payment and performance of the Obligations, but subject to a license back to Borrower of the right to collect the Rents unless and until an Event of Default occurs at which time the license will terminate automatically, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Mortgage by reference.

	(b) Upon an Event of Default, Borrower appoints Lender as Borrower's attorney-in-fact to execute unilaterally and record, at Lender's election, a document subordinating this Mortgage to the Leases, provided that the subordination will not affect (i) the priority of Lender's entitlement to Insurance Proceeds or Condemnation Awards or (ii) the priority of this Mortgage over intervening liens or liens arising under or with respect to the Leases.

	Section 5.7. Parking. Borrower will provide, maintain and light parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate the greatest of:
(i) the number of parking spaces required by Law; (ii) the number of parking spaces required by the Leases and the Property Documents; or (iii) ______ parking spaces. The parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.

	Section 5.8.	Separate Tax Lot.  The Property is and will
remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

	Section 5.9.	Changes in Zoning or Restrictive Covenants.
Borrower will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would restrict the Permitted Uses for the Property; (ii) permit the Property to be used to fulfil any requirements of Law for the construction or maintenance of any improvements on property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of the Property as a single, legally subdivided zoning lot separate from all other property.

	Section 5.10.	Lender's Right to Appear.  Lender has the
right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or in Lender's name, which Lender, in its sole discretion, determines should be brought to protect Lender's interest in the Property.


ARTICLE VI

IMPOSITIONS AND ACCUMULATIONS


	Section 6.1.  Impositions.

	(a) Borrower will pay or cause the Escrow Holder to pay each Imposition at least 10 days before the date (the "Imposition Penalty Date") that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues.

	(b) At least 10 days before each Imposition Penalty Date, Borrower will deliver or cause Escrow Holder to deliver to Lender a receipted bill or other evidence of payment.

	(c) Borrower, at its own expense, may contest any Taxes or Assessments, provided that the following conditions are met:

(i)  not less than 30 days prior to the Imposition Penalty
Date, Borrower delivers to Lender notice of the proposed contest;

(ii) the contest is by a Proceeding promptly initiated and conducted diligently and in good faith;

(iii) there is no Event of Default;

(iv) the Proceeding suspends the collection of the contested Taxes or Assessments or a bond is furnished by Borrower to Lender, satisfactory to Lender in its sole discretion;

(v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

(vi) the Proceeding precludes imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit; and

(vii)  Borrower either deposits with the Accumulations
Depositary reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties or Borrower pays all of the contested Taxes or Assessments under protest.

	(d) Installment Payments. If any Assessment is payable in installments, Borrower will nevertheless pay the Assessment in its entirety on the day the first installment becomes due and payable or a lien, unless Lender approves payment of the Assessment in installments or such installment payments will not result in a lien, or trigger any interest or penalty.

	Section 6.2.  Accumulations.

	(a) Borrower made an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time to receive, hold and disburse the Accumulations in accordance with this Section (the "Accumulations Depositary"). The initial Accumulation Depositary is identified in the Tax Agreement. On the first day of each calendar month during the Term Borrower will deposit with the Accumulations Depositary an amount equal to one-twelfth (1/12) of the annual Taxes and Assessments as determined by Lender or its designee. At least 30 days before each Imposition Penalty Date, or as soon thereafter as received by Borrower, Borrower will deliver to the Accumulations Depositary any bills and other documents that are necessary to pay the Taxes and Assessments.

	(b) The Accumulations will be applied to the payment of Taxes and Assessments. Any excess Accumulations after payment of Taxes and Assessments will be returned to Borrower or credited against future payments of the Accumulations, at Lender's election or as required by Law. If the Accumulations are not sufficient to pay Taxes and Assessments, Borrower will pay the deficiency to the Accumulations Depositary within 5 days of demand. At any time after an Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Debt selected by Lender in its sole discretion.

	(c)  The Accumulations Depositary will hold the
Accumulations as additional security for the Obligations until applied in accordance with the provisions of this Mortgage and the Tax Agreement. If Lender is not the Accumulations
Depositary, the Accumulations Depositary will deliver the Accumulations to Lender upon Lender's demand at any time after an Event of Default.

	(d) The Accumulations Depositary has deposited the initial deposit and will deposit the monthly deposits into a separate interest bearing account in the name of Lender as secured party, all in accordance with the Tax Agreement.

	(e) Lender has the right to pay, or to direct the Accumulations Depositary to pay, any Taxes or Assessments unless Borrower is contesting the Taxes or Assessments in accordance with the provisions of this Mortgage, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender's election, will be withheld.

	(f) If Lender assigns this Mortgage, Lender will pay, or cause the Accumulations Depositary to pay, the unapplied balance of the Accumulations to or at the direction of the assignee in accordance with the Tax Agreement. Simultaneously with the payment, Lender and the Accumulations Depositary will be released from all liability with respect to the Accumulations and Borrower will look solely to the assignee with respect to the Accumulations. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Borrower.

	Section 6.3.	Changes in Tax Laws.  If a Law requires the
deduction of the Debt from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Debt, any Loan Document or Lender's interest in the Property, Borrower will pay the tax with interest and penalties, if any. If Lender determines that Borrower's payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Debt will become immediately due and payable on 60 days' prior notice unless the tax must be paid within the 60-day period, in which case, the Debt will be due and payable within the lesser period.

	Section 6.4.	Reserves.	Borrower made an initial deposit
and will make monthly deposits into an account established as additional security for the payment and performance of the Obligations, to be held and disbursed in accordance with the Tax
Agreement.


			ARTICLE VII

INSURANCE, CASUALTY, CONDEMNATION
AND RESTORATION


	Section 7.1.  Insurance Coverages.

	(a) Borrower will maintain such insurance coverages and endorsements in form and substance and in amounts as Lender may require in its sole discretion, from time to time. Until Lender notifies Borrower of changes in Lender's requirements, Borrower will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan.

	(b) The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and
endorsements satisfactory to Lender (the "Policies").	Each
Policy will contain a standard waiver of subrogation and a replacement cost endorsement and will provide that Lender will receive not less than 30 days' prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgage endorsement as loss payee.

	(c) The insurance companies issuing the Policies (the "Insurers") must be authorized to do business in the State or Commonwealth where the Property is located, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A or better and an A.M. Best Company, Inc. financial category rating of Class X or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender's right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

	(d)  Notwithstanding Lender's rights under this Article,
Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

	(e) Borrower will comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Borrower or the Property.

	(f) Borrower will pay the Insurance Premiums for each Policy not less than 30 days before the expiration date of the Policy being replaced or renewed and will deliver to Lender an original or, if a blanket policy, a certificate evidencing coverage under the Policies marked "Paid" not less than 15 days prior to the expiration date of the Policy being replaced or renewed. Borrower shall provide a certified copy of each Policy promptly upon receipt thereof.

	(g) Borrower will not carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Borrower.

	(h) Borrower will not carry any of the insurance required under this Section on a blanket or umbrella policy without in each instance Lender's prior approval which may be withheld in Lender's sole discretion. If Lender approves, Borrower will deliver to Lender a certified copy of the blanket policy which will allocate to the Property the amount of coverage required under this Section and otherwise will provide the same coverage and protection as would a separate policy insuring only the Property.
	(i) If required by the Policy, Borrower will give the Insurers prompt notice of any change in ownership or occupancy of the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Mortgage.

	Section 7.2.  Casualty and Condemnation.

	(a) Borrower will give Lender notice of any Casualty immediately after it occurs and will give Lender notice of any Proceeding in Condemnation immediately after Borrower receives notice of commencement or notice that such a Proceeding will be commencing. Borrower immediately will deliver to Lender copies of all documents Borrower delivers or receives relating to the Casualty or the Proceeding, as the case may be.

	(b) Upon the occurrence and continuance of an Event of Default, Borrower authorizes Lender, at Lender's option, to act on Borrower's behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender's sole discretion. Borrower authorizes Lender to act, at Lender's option, on Borrower's behalf in connection with any Condemnation Proceeding. Borrower will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Borrower either as a co-defendant or as a co-plaintiff in any Condemnation Proceeding.
	(c) If Lender elects not to act on Borrower's behalf as provided in this Section, then Borrower promptly will file and prosecute all claims (including Lender's claims) relating to the Casualty and will prosecute or defend (including defense of Lender's interest) any Condemnation Proceeding. Borrower will have the authority to settle or compromise the claims or Proceeding, as the case may be, provided that Lender has approved in Lender's sole discretion any compromise or settlement that exceeds $750,000.00. Any check for Insurance Proceeds or Condemnation Awards, as the case may be (the "Proceeds") will be made payable to Lender and Borrower. Borrower will endorse the check to Lender immediately upon Lender presenting the check to Borrower for endorsement or if Borrower receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Borrower, Borrower immediately will deposit the Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Mortgage. Lender will be responsible for only the Proceeds actually received by Lender.

	Section 7.3. Application of Proceeds. After deducting the costs incurred by Lender in collecting the Proceeds, Lender may, in its sole discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion; (ii) apply the Proceeds to restore the Improvements, provided that Lender will not be obligated to see to the proper application of the Proceeds and provided further that any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Borrower.

	Section 7.4. Conditions to Availability of Proceeds for Restoration. Notwithstanding the preceding Section, after a Casualty or a Condemnation (a "Destruction Event"), Lender will make the Proceeds (less any costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled "Restoration", provided that the following conditions are met:

(i) Parkway Properties LP or the transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

(ii) no default under the Loan Documents exists at the time of the Destruction Event and no Event of Default has occurred which remains uncured during the 12 months prior to the Destruction Event;

(iii) all Major Leases in effect immediately prior to the Destruction Event and all Property Documents in effect immediately prior to the Destruction Event that are essential to the use and operation of the Property continue in full force and effect notwithstanding the Destruction
Event;

(iv) if the Destruction Event is a Condemnation, Borrower delivers to Lender evidence satisfactory to Lender that the Improvements can be restored to an economically and architecturally viable unit;

(v) Borrower delivers to Lender evidence satisfactory to Lender that the Proceeds are sufficient to complete Restoration or if the Proceeds are insufficient to complete Restoration, Borrower first deposits with Lender funds ("Additional Funds") that when added to the Proceeds will be sufficient to complete Restoration;

(vi) if the Destruction Event is a Casualty, Borrower delivers to Lender evidence satisfactory to Lender that the Insurer under each affected Policy has not denied liability under the Policy as to Borrower or the insured under the Policy;

(vii) Lender is satisfied that the proceeds of any business interruption insurance in effect together with other available gross revenues from the Property are sufficient to pay Debt Service Payments after paying the Impositions, Insurance Premiums, reasonable and customary operating expenses and capital expenditures until Restoration is complete;

(viii) Lender is satisfied that Restoration will be completed on or before the date (the "Restoration Completion Date") that is the earliest of: (A) 12 months prior to the Maturity Date; (B) 12 months after the Destruction Event;
(C) the earliest date required for completion of Restoration under any Major Lease or any material Property Document; or
(D) any date required by Law; and

(ix) the annual Rents (excluding security deposits) under Leases in effect on the date of the Destruction Event are providing debt service coverage for the annual Debt Service Payments of 1.15 after payment of annual Insurance Premiums, Impositions and operating expenses of the Property (including ground rent, if any), provided that if the Rents do not provide such debt service coverage, then Borrower expressly authorizes and directs Lender to apply an amount from the Proceeds to reduction of Principal without Prepayment Premium in order to reduce the annual Debt Service Payments sufficiently for such debt service coverage to be achieved. The reduced debt service payments will be calculated using the Fixed Interest Rate and an amortization schedule that will achieve the same proportionate amortization of the reduced Principal over the then remaining Term as would have been achieved if the Principal and the originally scheduled Debt Service Payments had not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced Principal and debt service payments.

	Section 7.5.	Restoration.

	(a) If the total Proceeds for any Destruction Event do not exceed $750,000.00 and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse to Borrower the entire amount received by Lender and Borrower will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

	(b) If the Proceeds for any Destruction Event exceed $750,000.00 and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse the Proceeds and any Additional Funds (the "Restoration Funds") upon Borrower's request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs and provided that the following conditions are met:

	(i)	Borrower commences Restoration promptly after the
Destruction Event and completes Restoration on or before the Restoration Completion Date;

	(ii)	if Lender requests, Borrower delivers to Lender
prior to commencing Restoration, for Lender's approval, plans and specifications and detailed budget for the Restoration;

(iii)Borrower delivers to Lender satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request including mechanic's liens, waivers and title insurance endorsements;

	(iv)	Borrower pays all costs of Restoration whether or
not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration, Borrower deposits with Lender, as part of the Restoration Funds, an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender; and

	(v)	there is no default under the Loan Documents at
the time Borrower requests funds or at the time Lender disburses funds.

	(c) If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

	(d) Lender may elect at any time prior to commencement of Restoration or while work is in progress to retain, at Borrower's expense, an independent engineer or other consultant to review any plans and specifications required by Lender, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant is unsatisfactory to Lender, Lender may suspend disbursement of the Restoration Funds until the unsatisfactory matters contained in the report are resolved to Lender's satisfaction.

	(e) If Borrower fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect to restore the Improvements on Borrower's behalf and reimburse itself out of the Restoration
Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

	(f)	Lender shall deposit the Restoration Funds in escrow
with a duly licensed title insurance company as an escrow agent, pursuant to an escrow agreement providing, among other things, that such escrow account shall be an interest-bearing account for the benefit of Borrower and otherwise shall be in form and substance reasonably satisfactory to Lender.

	(g) Borrower will pay all of Lender's expenses incurred in connection with a Destruction Event or Restoration. If Borrower fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

	(h) If any excess Proceeds remains after Restoration, Lender may elect, in its sole discretion either to apply the excess as a credit against any portion of the Debt, without Prepayment Premium as selected by Lender in its sole discretion or to deliver the excess to Borrower.


ARTICLE VIII

COMPLIANCE WITH LAW AND AGREEMENTS


	Section 8.1. Compliance with Law. Borrower, the Property and the use of the Property comply and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Borrower. Borrower will notify Lender of the commencement of any investigation or Proceeding relating to a possible violation of Law immediately after Borrower receives notice thereof and will deliver promptly to Lender copies of all documents Borrower receives or delivers in connection with the investigation or Proceeding. Borrower will not alter the Property in any manner that would increase Borrower's responsibilities for compliance with Law.

	Section 8.2. Compliance with Agreements. There are no defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Documents. Borrower will pay and perform all of its obligations under the Property Documents as and when required by the Property Documents. Borrower will cause all other parties to the Property Documents to pay and perform their obligations under the Property Documents as and when required by the Property Documents. Borrower will not amend or waive any provisions of the Property Documents; exercise any options under the Property Documents; give any approval required or permitted under the Property Documents that would adversely affect the Property or Lender's rights and interests under the Loan Documents; cancel or surrender any of the Property Documents that would adversely affect the Property or Lender's rights and interests under the Loan Documents; or release or discharge or permit the release or discharge of any party to or entity bound by any of the Property Documents, without, in each instance, Lender's prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days notice). Borrower promptly will deliver to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to any Property Document.

	Section 8.3.  ERISA Compliance.

	(a) Borrower is not and will continue not to be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") that is subject to Title I of ERISA or a "plan" as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and Borrower's assets do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

	(b)	Borrower will not engage in any transaction which would
cause any obligation or any action under the Loan Documents, including Lender's exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.

	Section 8.4. Section 6045(e) Filing. Borrower will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Borrower's attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer's knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Borrower that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender's counsel be obligated to file the reports or returns.

ARTICLE IX

ENVIRONMENTAL

	Section 9.1. Environmental Representations and Warranties. Except as disclosed in the Environmental Report and to Borrower's knowledge as of the date of this Mortgage:

	(i)	no Environmental Activity has occurred or is
occurring on the Property other than the use, storage, and disposal of Hazardous Materials which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws and (C) has not resulted in material environmental contamination of the Property; and

(ii)	no Environmental Activity has occurred or is
occurring on any property in the vicinity of the Property which has resulted in material environmental contamination of the Property.

	Section 9.2.  Environmental Covenants.

	(a) Borrower will not cause or permit any Material environmental contamination of the Property.

	(b) No Environmental Activity will occur on the Property other than the use, storage and disposal of Hazardous Materials which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws; and (C) does not create a risk of material environmental contamination of the Property.

	(c) Borrower will notify Lender immediately upon Borrower becoming aware of (i) any material environmental contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any material environmental contamination of the Property or Environmental Activity or concerning Borrower's status as a potentially responsible party (as defined in the Environmental Laws). Borrower's notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the violation of Environmental Laws or the material environmental contamination of the Property or Environmental Activity that is the subject of the notice. If Borrower receives notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of material environmental contamination of the Property, Borrower will give Lender notice and copies of any documents received relating to such suspected violation.

	(d) From time to time at Lender's request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

	(e) Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower's compliance with this Section on an annual basis or at any time for reasonable cause or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use commercially reasonable efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Borrower will receive a copy of any final report prepared after the assessment, to be delivered to Borrower not more than 10 days after Borrower requests a copy and executes Lender's standard confidentiality and waiver of liability letter; (iv) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Materials required to be disposed of as a result of the tests; (v) Lender will not have liability to Borrower with respect to the results of the assessment; and (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Borrower will look solely to the consultants to reimburse Borrower for any such damage. Lender shall cause such consultant to provide evidence of insurance satisfactory to Borrower and, if available, name Borrower as an additional insured on consultant's liability insurance at Borrower's expense. The consultant's assessment and reports will be at Borrower's expense (i) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report; (ii) if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Article and, after written notice from Lender, Borrower failed to provide promptly reasonable evidence that Borrower is in compliance; or (iii) if Lender engaged the consultant after the occurrence of an Event of Default.

	(f) If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to release from the lien of this Mortgage any portion of the Property affected by the Environmental Activity and Borrower will accept the release.


ARTICLE X

FINANCIAL REPORTING


	Section 10.1. Fiscal Year; Financial Statements; Reports of Parkway Properties, Inc. (the "Company") and Borrower; SEC and Other Reports; Officer's Certificate. The Company and the
Borrower shall each maintain its fiscal year as a calendar year at all times. Borrower shall deliver the following submissions to Lender with respect to the Company, and the Borrower shall make identical submissions for itself (except for those relating to Securities and Exchange Commission requirements) at the times required pursuant to clauses (a), (b), (d) and (e) below for the appropriate period:

	(a)	Quarterly Statements -- within 45 days after the
end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

	(A)	a consolidated balance sheet of the Company
and its Consolidated Subsidiaries as at the end of such quarter, and

	(B)	consolidated statements of income, changes in
shareholders' equity and cash flows of the Company and its Consolidated Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a financial officer of the Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 10.1(a);

	(b)	Annual Statements -- within 90 days after the end
of each fiscal year of the Company, duplicate copies of,

	(A)	a consolidated balance sheet of the Company
and its Consolidated Subsidiaries, as at the end of such year, and

	(B)	consolidated statements of income, changes in
shareholders' equity and cash flows of the Company and its Consolidated Subsidiaries, for each such year,

setting forth in each case in comparative form the figures
for the previous fiscal year, all in reasonable detail,
prepared in accordance with GAAP, and accompanied by:

	(1)	an opinion thereon of independent certified
public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

	(2)	upon request of Lender, but only if a default
shall exist or if the Unsecured Note (as defined in that certain Note and Conversion Agreement [the "Note Agreement"] of even date herewith among Borrower, Lender and Existing Limited Partner) shall have a lower rating than that specified in Section 2.01(b) of the Note Agreement at the time of such request, a certificate of such accountants stating that they have reviewed this Agreement and the certificate of a financial officer of the Company provided pursuant to
Section 10.1(d) in connection with such financial statements, and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a breach of any covenant contained in Article Four, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any such breach unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (2) above, shall be deemed to satisfy the requirements of this Section 10.1(b);

	(c)	Promptly upon their becoming available, one copy
of (A) each financial statement, report, notice or proxy statement sent by the Company or any of its Subsidiaries to public securities holders generally, and (B) each regular or periodic report, each registration statement (without exhibits except as expressly requested by Lender), and each prospectus and all amendments thereto filed by the Company or any such Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any such Subsidiary to the public concerning developments that are material;

	(d)	Each set of financial statements delivered to
Lender pursuant to Section 10.1(a) or Section 10.1(b) hereof shall be accompanied by a certificate of a financial officer of the Company, in his or her capacity as such officer and without personal liability other than for fraudulent statements or omissions, setting forth:

	(A)	Covenant Compliance -- the information
(including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 4.01 Note and Conversion
Agreement and whether the Borrower was in compliance with the requirements of Section 4.02 of the Note and Conversion Agreement, during the quarterly or annual period covered by the statements then being furnished
(including with respect to such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence), provided that the foregoing shall only be required after the Conversion Option (as defined in the Note Agreement) shall have been exercised; and

	(B)	Event of Default -- a statement that such
officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company, the Borrower, and the Company's other Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company or Borrower (as applicable) shall have taken or proposes to take with respect thereto;

	(e)	Promptly after Lender shall so request, such other
reports and information as Lender shall reasonably request from time to time.


ARTICLE XI

EXPENSES AND DUTY TO DEFEND


	Section 11.1.  Payment of Expenses.

	(a) Borrower is obligated to pay all fees and expenses (the "Expenses") incurred by Lender or that are otherwise payable in connection with the Loan or the Property, including attorneys' fees and expenses and any fees and expenses relating to (i) the preparation, execution, acknowledgment, delivery and recording or filing of the Loan Documents; (ii) except as otherwise provided herein, any Proceeding or other claim asserted against Lender;
(iii) except as otherwise provided herein, any inspection, assessment, survey and test permitted under the Loan Documents;
(iv) any Destruction Event; (v) the preservation of Lender's security and the exercise of any rights or remedies available at Law, in equity or otherwise; and (vi) the Leases and the Property Documents.

	(b) Borrower will pay the Expenses immediately on demand, together with any applicable interest, premiums or penalties. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender immediately upon demand, together with interest on such amount at the Default Interest Rate from the date Lender paid the Expenses through and including the date Borrower reimburses Lender. The Expenses together with any applicable interest, premiums or penalties constitute a portion of the Debt secured by this Mortgage.

	Section 11.2.	Duty to Defend.  If Lender or any of its
trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Borrower or the Loan, Borrower will indemnify and hold harmless the party and will defend the party with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower's expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender if Lender so elects and no Proceeding will be settled without Lender's prior approval which may be withheld in Lender's reasonable discretion.


ARTICLE XII

TRANSFERS LIENS AND ENCUMBRANCES


	Section 12.1.  Prohibitions on Transfers, Liens and
Encumbrances.

	(a) Borrower acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Borrower and Borrower's general partners, members or principals and on the continuing interest that each of them has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Mortgage, Borrower (i) will not, and will not permit its partners, members or principals to, effect a Transfer without Lender's prior approval, which may be withheld in Lender's sole discretion and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Mortgage and the Permitted Exceptions. A "Transfer" is defined as any sale, grant, lease (other than bona fide third-party space leases with tenants), conveyance, assignment or other transfer of, or any encumbrance or pledge against, the Property, any interest in the Property, or any change in Borrower's composition, in each instance whether voluntary or involuntary, direct or indirect, by operation of law or otherwise and including the grant of an option or the execution of an agreement relating to any of the foregoing matters.

	(b) Borrower represents, warrants and covenants that Borrower is a Delaware limited partnership whose sole general partner is Parkway Properties General Partners, Inc., a Delaware corporation ("Existing General Partner"). Existing General Partner owns 1% of the partnership interests in Borrower and Borrower's sole remaining limited partner is Parkway Properties, Inc., a Delaware corporation ("Existing Limited Partner"). Existing Limited Partner owns 99% of the partnership interests in Borrower, which interest may be reduced to not less than a fifty-one percent (51%) in each class of limited partnership interests in Borrower pursuant to one or more UPREIT Transactions (as defined in the Note Agreement). The Existing General Partner is a wholly owned subsidiary of the Existing Limited Partner.

	Section 12.2.  Permitted Transfers.

	(a)	Notwithstanding the prohibitions regarding Transfers,
there is no restriction on (i) transfers of stock in Existing
Limited Partner or (ii) transfers of limited partnership interests in Borrower by limited partners in Borrower other than Existing Limited Partner.

	(b) Notwithstanding the prohibitions regarding Transfers, a Permitted Transfer may occur without Lender's prior consent, provided that the following conditions are met:

(i) at least 30 days prior to the proposed Permitted Transfer, Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted Transfer complies with the terms of this Section;

(ii)	 there is no default under the Loan Documents either
when Lender receives the notice or when the proposed
Permitted Transfer occurs;

(iii) the proposed Permitted Transfer will not result in a violation of any of the covenants contained in the Section entitled, "ERISA Compliance" and Borrower will deliver to Lender such documentation of compliance as Lender requests in its sole discretion;

(iv)	Borrower pays all of Lender's expenses relating to the
Transfer, including Lender's attorneys' fees; and

(v)	Lender is satisfied that the Property will continue to
be managed by a property manager satisfactory to Lender.

	(c)	Upon compliance with the conditions set forth in the
preceding subsection, the following Transfers (the "Permitted
Transfers") may occur without Lender's prior consent:

(i)	Transfers of limited partnership interests in Borrower
by the Existing Limited Partner provided that subsequent to the Transfer, Existing General Partner remains as sole general partner, Existing General Partner remains a wholly owned subsidiary of Parkway Properties, Inc. and Existing Limited Partner retains not less than 51% in each class of limited partnership interests in Borrower (including its interest in Existing General Partner); and

(ii) A pledge by Borrower of its ownership interest(s) in any wholly-owned subsidiary of Borrower.

	Section 12.3. Right to Contest Liens. Borrower, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic's, materialmen's or environmental liens in which event Lender will refrain from exercising any of the Remedies, provided that the following conditions are met:

(i) Borrower delivers to Lender notice of the proposed contest not more than 30 days after the lien is filed;

(ii) the contest is by a Proceeding promptly initiated and conducted in good faith and with due diligence;

(iii) there is no Event of Default other than the Event of Default arising from the filing of the lien;

(iv) the Proceeding suspends enforcement of collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property or Borrower has posted a bond with such effect satisfactory to Lender in its sole discretion and Lender will not be subject to any civil suit;

(v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

(vi) Borrower sets aside reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, or Borrower pays the contested lien under protest; and

(vii) with respect to an environmental lien, Borrower is using reasonable efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged
Environmental Activity.

	Section 12.4.  Release Rights.  Notwithstanding the
prohibitions regarding Transfers, Borrower may obtain the release of the Property in whole, but not in part, provided that the following conditions are met:

(i)  no release shall occur before July 1, 2003;

(ii) the release is solely (A) for the purpose of a transfer of the Property to an unaffiliated, bona fide, third party purchaser or (B) for the purpose of subjecting the Property to the lien of a first mortgage in favor of an unaffiliated, bona fide, third party mortgagee in connection with a refinancing of the Property;

(iii) not less than 90 days prior to the date of the release, Borrower delivers to Lender a notice setting forth
(A) the date of the release; (B) the name of the proposed transferee or mortgagee and (C) data necessary for Lender to determine whether the proposed release satisfies the criteria set forth in this Section;

(iv) on the date Borrower delivers to Lender notice of the proposed release and on the date of the release, there is no default under the Loan Documents;

(v) Borrower pays to Lender the entire sales proceeds or refinancing proceeds less actual transaction costs actually paid by Borrower to unaffiliated third parties in connection with such transfer or refinance (provided that Borrower shall not be entitled to deduct from such payment to Lender Borrower's attorney's fees or, in the case of a refinance, any loan fee or "points" paid to the new Lender) which shall be applied by Lender in accordance with the Loan Documents;

(vi) Borrower pays to Lender a Prepayment Premium as to such amount paid to Lender calculated in accordance with
Section 2 of the Note;

(vii) after giving effect to the release and the partial repayment of the Loan, the Debt Service Coverage Ratio, calculated for the Loan in the aggregate, for the 12 months next ensuing (as evidenced by documentation satisfactory to Lender in its sole discretion) will be equal to or greater than 1.2 and the Loan to Value Ratio will not be greater than 50%.

(viii) Borrower pays all expenses relating to the release, including Lender's attorneys' fees;

(ix) Borrower delivers to Lender copies of the approved final, executed and delivered documents evidencing the transfer or refinancing of the Property; and

(x) Borrower delivers to Lender any other information, approvals and documents reasonably required by Lender relating to the release.

	[Section 12.5.	Substitution of Collateral.	[For Loudoun
mortgage only]

	Notwithstanding the prohibitions regarding Transfers, Borrower may sell the Property to a bona fide, unaffiliated third party, and Lender will release the Property from the lien of this Mortgage and the Assignment provided that simultaneously with such sale Borrower substitutes collateral property (the "Substitute Collateral") and provided further that in each instance the following conditions are met:

(i) there is no default under the Loan Documents or Event of Default;

(ii) the Substitute Collateral is a Class A office building(s), with at least the same number of rentable square feet as the Property and is located in either the States of Georgia, Florida, Virginia, North Carolina, South
Carolina, Tennessee, Mississippi or Texas;

(iii) the Substitute Collateral will have been built not earlier than the date the Property shall have been built;

(iv) the appraised value (as determined by reference to an appraisal satisfactorily performed on behalf of Lender, at the expense of Borrower) of the Substitute Collateral will be equal to or greater than the greater of (i) the appraised value of the Property, determined at the time of the closing of the Loan, or (ii) the appraised value of the Property at the time of such substitution;

(v)	after the substitution, the Debt Service Coverage Ratio
(computed for purposes of this provision by reference to the Net Operating Income derived from the Substitute Collateral and the Debt Service Payments associated with that portion of the Debt reasonably allocated by Lender to the Substitute Collateral) shall be greater than or equal to the Debt
Service Coverage Ratio computed with respect to the Property immediately prior to the substitution, but in no event shall such Debt Service Coverage Ratio be less than 1.20;

(vi) the Substitute Collateral shall satisfy each of the Borrower's Covenants and Conditions to Closing set forth in paragraphs 11 and 12 of the Commitment that would have been applicable to the Substitute Collateral had such Substitute
Collateral been a property thereunder;

(vii) the Substitute Collateral shall be fully cross-defaulted and cross-collateralized with all other property securing the Debt, pursuant to documentation satisfactory to Lender in its sole discretion;

(viii) the Substitute Collateral shall conform in all respects to such underwriting standards and criteria as well as such other appraisal, legal, business, environmental, engineering, diversification, leasing and title requirements, all as Lender may determine in its sole discretion; and

(ix) Borrower shall have paid all costs and expenses of Lender relating to the substitution, including Lender's attorneys' fees.


ARTICLE XIII

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS


	Section 13.1.  Further Assurances.

	(a) Borrower will execute, acknowledge and deliver to Lender, or to any other entity Lender designates, any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender's first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Loan Documents.

	(b) Borrower appoints Lender as Borrower's attorney-in-fact to perform, at Lender's election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the terms of this Section within 10 days after notice from Lender.

	Section 13.2.  Estoppel Certificates.

	(a) Within 10 days of Lender's request, Borrower will deliver to Lender, or to any entity Lender designates, a certificate certifying (i) the original principal amount of the Note; (ii) the unpaid principal amount of the Note; (iii) the Fixed Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against any portion of the Obligations except as may be disclosed in the statement.

	(b) If Lender requests, Borrower promptly will deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document excluding operating service agreements, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document.
	(c) If Lender requests, Borrower promptly will deliver to Lender, or to any entity Lender designates, a certificate from each tenant under a Major Lease, and any the tenant under any other Lease then affecting the Property if requested by Lender, certifying to any facts regarding the Lease as Lender may require, including that the Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease.


ARTICLE XIV

DEFAULTS AND REMEDIES


	Section 14.1.  Events of Default.	The term "Event of
Default" means the occurrence of any of the following events:

(i) if Borrower fails to pay any amount due, as and when required, under any Loan Document and the failure continues for a period of 5 days;

(ii) if Borrower makes a general assignment for the benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Borrower or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Borrower; (B) seeking to have an order for relief entered with respect to Borrower; (C) seeking attachment, distraint or execution of a judgment with respect to Borrower or the Property and having a material adverse effect thereon; (D) seeking to adjudicate Borrower as bankrupt or insolvent; (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Borrower's debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Borrower or for all or any substantial part of Borrower's assets, provided that if the Proceeding is commenced by a party other than Borrower or any of Borrower's general partners or members, Borrower will have 120 days to have the Proceeding dismissed or discharged before an Event of Default occurs;

(iii) if Borrower is in default beyond any applicable grace and cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property whether junior or senior to the lien of this Mortgage;

(iv) if there is a default beyond any applicable grace and cure period under any guaranty in favor of Lender delivered to Lender in connection with the Loan or in connection with any loan cross-collateralized with the Loan;

(v) if Borrower is in default beyond any applicable grace and cure period under any other Loan Documents evidencing and securing the Loan including those Mortgages and/or Deeds of Trusts granted by Borrower to or for the benefit of Lender, encumbering those certain properties identified on Exhibit D hereto;

(vi) if a Transfer occurs except in accordance with the provisions of this Mortgage or the other Loan Documents;

(vii) if Borrower abandons the Property or ceases to conduct its business at the Property; or

(viii) if there is a default in the performance of any other provision of any Loan Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Loan Document which is not remedied within 15 days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 15-day period and during that period Borrower commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 15-day period will be extended for a reasonable period not to exceed 120 days after the notice to Borrower.

	Section 14.2.  Remedies.

	(a) If an Event of Default occurs, Lender may take any of the following actions (the "Remedies") without notice to
Borrower:

(i) declare all or any portion of the Debt immediately due and payable ("Acceleration");

(ii)  pay or perform any Obligation;

(iii) institute a Proceeding for the specific performance of any Obligation;

(iv) apply for the appointment of a Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made ex parte, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Borrower or any other person liable for the payment or performance of any portion of the Obligations;

(v) directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Borrower and exercise Borrower's rights with respect to the Property, either in Borrower's name or otherwise;

(vi) institute a Proceeding for the foreclosure of this Mortgage or, if applicable, sell by power of sale, all or any portion of the Property;

(vii) institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

(viii) exercise any and all rights and remedies granted to a secured party under the Uniform Commercial Code; and

(ix) pursue any other right or remedy available to Lender at Law, in equity or otherwise.

	(b) If an Event of Default occurs, the license granted to Borrower in the Loan Documents to collect Rents will terminate automatically without any action required of Lender.

	Section 14.3.	General Provisions Pertaining to Remedies.

	(a) The Remedies are cumulative and may be pursued concurrently or otherwise, at such time and in such order as Lender may determine in its sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

	(b) The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender's rights with respect to the Remedies.

	(c) If Lender exercises any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

	(d) Lender will not be liable for any act or omission of Lender in connection with the exercise of the Remedies.

	(e) Lender's right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

	(f) If an Event of Default occurs, Lender's payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

	(g) Lender's acceptance of partial payment or receipt of Rents will not: extend or affect any grace period, constitute a waiver of a default or Event of Default or constitute a recision of Acceleration.

	Section 14.4.	Foreclosure by Power of Sale.

Insert State Provisions

	Section 14.5.	General Provisions Pertaining to Mortgagee-
in-Possession or Receiver.

	(a) If an Event of Default occurs, any court of competent jurisdiction will, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Borrower from interfering with the Receiver, collecting Rents, disposing of any Rents or any part of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property and Borrower approves the appointment of the designated Receiver or any other Receiver appointed by the court. Borrower agrees that the appointment may be made ex parte and as a matter of right to Lender, either before or after sale of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Debt and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

	(b) The Receiver will be vested with the fullest powers permitted by Law including all powers necessary or usual in similar cases for the protection, possession and operation of the Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Mortgage and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

	(c) In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

(i) take exclusive possession, custody and control of the Property and manage the Property so as to prevent waste;

(ii) require Borrower to deliver to Lender or the Receiver all keys, security deposits, operating accounts, prepaid
Rents, past due Rents, the Books and Records and all original counterparts of the Leases and the Property
Documents;

(iii) collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver's, broker's and attorney's fees, apply the net collections to any portion of the Debt selected by Lender in its sole discretion;

(iv) enter into, modify, extend, enforce, terminate, renew or accept surrender of Leases and evict tenants except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Mortgage and in the Assignment;

(v) enter into, modify, extend, enforce, terminate or renew Property Documents except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Mortgage and in the Assignment;

(vi) appear in and defend any Proceeding brought in connection with the Property and bring any Proceeding to protect the Property as well as Borrower's and Lender's respective interests in the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by the Receiver); and

(vii) perform any act in the place of Borrower that Lender or the Receiver deems necessary (A) to preserve the value, marketability or rentability of the Property; (B) upon consent by Lender, to increase the gross receipts from the Property; or (C) otherwise to protect Borrower's and Lender's respective interests in the Property.

	(d)	Borrower upon the occurrence of an Event of Default
appoints Lender as Borrower's attorney-in-fact, at Lender's election, to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the provisions of this Section.

	Section 14.6. General Provisions Pertaining to Foreclosures and the Power of Sale. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

(i) Lender's right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed;

(ii) a sale pursuant to a judgment of foreclosure and sale may be postponed or adjourned by public announcement at the time and place appointed for the sale without further notice;

(iii) with respect to sale pursuant to a judgment of foreclosure and sale, the Property may be sold as an entirety or in parcels, at one or more sales, at the time and place, on terms and in the order that Lender deems expedient in its sole discretion;

(iv) if a portion of the Property is sold pursuant to this Article, the Loan Documents will remain in full force and effect with respect to any unmatured portion of the Debt and this Mortgage will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions, without loss of priority and without impairment of any of Lender's rights and remedies with respect to the unmatured portion of the Debt;

(v) Lender may bid for and acquire the Property at a sale and, in lieu of paying cash, may credit the amount of Lender's bid against any portion of the Debt selected by Lender in its sole discretion after deducting from the amount of Lender's bid the expenses of the sale, costs of enforcement and other amounts that Lender is authorized to deduct at Law, in equity or otherwise; and

(vi) Lender's receipt of the proceeds of a sale will be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds as set forth in this Mortgage.

	Section 14.7.  Application of Proceeds.   Lender may apply
the proceeds of any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale and any other amounts collected by Lender in connection with the exercise of the Remedies to payment of the Debt in such priority and proportions as Lender may determine in its sole discretion or in such priority and proportions as required by Law.

	Section 14.8. Power of Attorney. Borrower appoints Lender as Borrower's attorney-in-fact to perform any actions necessary and incidental to exercising the Remedies.

	Section 14.9. Tenant at Sufferance. If Lender or a Receiver enters the Property in the exercise of the Remedies and Borrower is allowed to remain in occupancy of the Property, Borrower will pay to Lender or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Borrower. If Borrower fails to pay the rent, Borrower may be dispossessed by the usual Proceedings available against defaulting tenants.

	Section 14.10.	 State Laws Pertaining to Remedies.



ARTICLE XV

LIMITATION OF LIABILITY


	Section 15.1.  Limitation of Liability.

	(a) Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in subsections (b) and (c), if Lender seeks to enforce the collection of the Debt, Lender will foreclose this Mortgage instead of instituting suit on the Note.
If a lesser sum is realized from a foreclosure of this Mortgage and sale of the Property than the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower's general partners, if any, for or on account of the deficiency, except as set forth in subsections (b) and (c).

	(b) The limitation of liability in subsection (a) will not affect or impair (i) the lien of this Mortgage or Lender's other rights and Remedies under the Loan Documents, including Lender's right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the Obligations; or (iii) Lender's right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

	(c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower and its general partners, if any, for the following:
(i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or intentional omission by Borrower or any of Borrower's partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the Loan; or (E) Borrower's performance of the Obligations;

(ii) all Rents derived from the Property after a default under the Loan Documents and all moneys that, on the date a default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums, and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender;

(iii) the cost of remediation of any Environmental Activity affecting the Property, any diminution in the value of the Property arising from any Environmental Activity affecting the Property (but only to the extent attributable to the Environmental Activity) and any other losses suffered and liabilities and expenses incurred by Lender relating to a default under the Article entitled "Environmental";

(iv) all security deposits collected by Borrower or any of Borrower's predecessors and not refunded to Tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender, and all advance rents collected by Borrower or any of Borrower's predecessors and not applied in accordance with the Leases or delivered to Lender;

(v)  the replacement cost of any Fixtures or Personal
Property removed from the Property after a default occurs;

(vi) all losses suffered and liabilities and expenses incurred by Lender relating to any acts or omissions by Borrower that result in waste (including economic and non-physical waste) on the Property;

(vii) all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender's security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Borrower to make the payment and Borrower failed to do so;

(viii) all mechanic's or similar liens relating to work performed on or materials delivered to the Property prior to a foreclosure sale of the Property, but only to the extent Lender had advanced funds to pay for the work or materials;

(ix) all Proceeds that are not applied in accordance with this Mortgage or not paid to Lender as required under this Mortgage;

(x) all losses suffered and liabilities and expenses incurred by Lender relating to a Transfer that is not permitted under the Section entitled "Permitted Transfers".

(xi) all losses suffered and liabilities and expenses incurred by Lender relating to forfeiture or threatened forfeiture of the Property to the Government; and

(xii) all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under any of the provisions of this Mortgage relating to ERISA, including the prohibition on any Transfer that results in a violation of ERISA.

	(d) Nothing under subparagraph (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that all collateral will continue to secure all of the Obligations in accordance with the Loan Documents.


ARTICLE XVI

WAIVERS


	SECTION 16.1. WAIVER OF NOTICE. BORROWER WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM LENDER WITH RESPECT TO THE LOAN
DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER IS EXPRESSLY
REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

	SECTION 16.2. WAIVER OF MARSHALLING AND OTHER MATTERS. BORROWER WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALLING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. BORROWER ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

	SECTION 16.3.  WAIVER OF TRIAL BY JURY.  BORROWER WAIVES
TRIAL BY JURY IN ANY PROCEEDING BROUGHT BY OR AGAINST, OR
COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST, LENDER
RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

	SECTION 16.4.	WAIVER OF JUDICIAL NOTICE AND HEARING.
BORROWER WAIVES ANY RIGHT BORROWER MAY HAVE UNDER LAW TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THE LOAN DOCUMENTS TO LENDER AND BORROWER WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN DOCUMENTS ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING.

	SECTION 16.5.	WAIVER OF SUBROGATION.  BORROWER WAIVES ALL
RIGHTS OF SUBROGATION TO LENDER'S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL
THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE
LOAN DOCUMENTS HAVE BEEN TERMINATED.

	SECTION 16.6.  GENERAL WAIVER.  BORROWER ACKNOWLEDGES THAT
(A) BORROWER AND BORROWER'S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO
UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (B) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE;
(C) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED, NEGOTIATED BY LENDER AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (D) ALL WAIVERS BY BORROWER IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT
AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL
RELY ON THE ACKNOWLEDGMENT.


I. ARTICLE XVII

NOTICES


	Section 17.1. Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the "Notices") required or permitted to be given under the Loan Documents must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service providing evidence of the date of delivery, with all charges prepaid, addressed to the appropriate party at its address listed below:

If to Lender:			Teachers Insurance and Annuity
	               Association of America
					730 Third Avenue
					New York, New York  10017
					Attention:  Director Portfolio
                                     Management
  Mortgage and
  Real Estate
					Region: Northeast/South/Int'L
					Application # TX-899
					Mortgage 	  #000440000

with a courtesy
copy to:	Teachers Insurance and Annuity
Association of America
					730 Third Avenue
					New York, New York  10017
					Attention:  Vice President and
                                     Chief Counsel
                                     Mortgage and
                                     Real Estate Law
					Application # TX-899
					Mortgage 	  #000440000

If to Borrower:		Parkway Properties LP
					c/o Parkway Properties, Inc.
					188 East Capitol Street
					Suite 1000
					Jackson, Mississippi  39201
					Attention:  Sarah P. Clark
					TIAA Appl. # TX-899
					Mortgage   #000440000

with a courtesy
copy to:	Forman Perry Watkins
					Krutz & Tardy, PLLC
					188 East Capitol Street
					Suite 1200
					Jackson, Mississippi  39201
					Attention:  Steven M. Hendrix
                                     Esquire
					TIAA Appl. # TX-899
					Mortgage   #000440000

Lender and Borrower each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to have been given on the earliest of (i) actual receipt; (ii) Borrower's rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery or on the date of personal service, if served by a process server.

	Section 17.2.	Change in Borrower's Name or Place of
Business. Borrower will immediately notify Lender in writing of any change in Borrower's name or the place of business set forth in the beginning of this Mortgage.


ARTICLE XVIII

MISCELLANEOUS


	Section 18.1.	Applicable Law.  This Mortgage is to be
governed by and to be construed in accordance with the Laws of the State or Commonwealth in which the Property is located without regard to conflict of law provisions.

	Section 18.2. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for the purposes of the Loan, there will be no Maximum Interest Rate.

	Section 18.3. Lender's Discretion. Wherever under the Loan Documents any matter is required to be satisfactory to Lender, Lender has the right to approve or determine any matter or Lender has an election, Lender's approval, determination or election will be made in Lender's reasonable discretion unless expressly provided to the contrary.

	Section 18.4. Unenforceable Provisions. If any provision in the Loan Documents is found to be illegal or unenforceable or would operate to invalidate any of the Loan Documents, then the provision will be deemed expunged and the Loan Documents will be construed as though the provision was not contained in the Loan Documents and the remainder of the Loan Documents will remain in full force and effect.

	Section 18.5. Survival of Borrower's Obligations. Unless expressly released by Lender, Borrower's representations, warranties and covenants contained in the Loan Documents will continue in full force and effect and survive (i) satisfaction of the Obligations; (ii) release of the lien of this Mortgage; (iii) assignment or other transfer of all or any portion of Lender's interest in the Loan Documents or the Property; (iv) Lender's exercise of any of the Remedies or any of Lender's other rights under the Loan Documents; (v) a Transfer; (vi) amendments to the Loan Documents; and (vii) any other act or omission that might otherwise be construed as a release or discharge of Borrower.

	Section 18.6. Relationship Between Borrower and Lender; No Third Party Beneficiaries.

	(a)	Lender is not a partner of or joint venturer with
Borrower or any other entity as a result of the Loan or Lender's rights under the Loan Documents; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of the parties and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender's protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender's actions.

	(b)	All conditions to Lender's performance of its
obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

	Section 18.7. Partial Releases; Extensions; Waivers. Lender may: (i) release any part of the Property or any entity obligated for any of the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity's performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without affecting the priority of the Loan Documents, without releasing any entity not specifically released from its obligations under the Loan Documents, without releasing any guarantor(s) or surety(ies) of any of the Obligations, without effecting a novation of the Loan Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

	Section 18.8. Service of Process. Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Borrower at its address set forth in the Article entitled "Notices".

	Section 18.9. Entire Agreement. Oral agreements or commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements between Borrower and Lender relating to the Loan are contained in the Loan Documents, which contain the complete and exclusive statement of the agreements between Borrower and Lender, except as Borrower and Lender may later agree in writing to amend the Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the draftsman.

	Section 18.10. No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower or Lender but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

	Section 18.11. Severability. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents will not affect any other provisions of the Loan Documents, which will be construed as if the invalid, illegal or unenforceable provision never had been included.

	Section 18.12. Covenants Run with the Land. Subject to the restrictions on transfer contained in the Article entitled "TRANSFERS, LIENS AND ENCUMBRANCES", all of the covenants of this Mortgage and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Mortgage.

	Section 18.13. Time of the Essence. Time is of the essence with respect to Borrower's payment and performance of the Obligations.

	Section 18.14. Subrogation. If the Principal or any other amount advanced by Lender is used directly or indirectly to pay off, discharge or satisfy all or any part of an encumbrance affecting the Property, then Lender is subrogated to the encumbrance and to any security held by the holder of the encumbrance, all of which will continue in full force and effect in favor of Lender as additional security for the Obligations.

	Section 18.15.	 Joint and Several Liability.  If Borrower
consists of more than one person or entity, the obligations and liabilities of each such person or entity under this Mortgage are joint and several.

	Section 18.16. Successors and Assigns. The Loan Documents bind the parties to the Loan Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

	Section 18.17.  Duplicates and Counterparts.  Duplicate
counterparts of any Loan Documents, other than the Note, may be executed and together will constitute a single original document.
ARTICLE XIX

ADDITIONAL PROVISIONS PERTAINING TO STATE LAWS





	IN WITNESS WHEREOF, Borrower has executed and delivered this Mortgage as of the date first set forth above.


	PARKWAY PROPERTIES LP, a Delaware limited partnership

By: Parkway Properties General Partners,
Inc. a Delaware corporation, its
sole general partner, a Delaware
corporation


					By:
					Name:   James M. Ingram
				     Title:  Senior Vice President

					By:
					     Name:   Sarah P. Clark
                              Title:  Senior Vice President,
							   CFO, Treasurer &
							   Secretary



Appropriate witnesses
and acknowledgments to be attached

Exhibit A

LEGAL DESCRIPTION















































Exhibit B

DEFINITIONS


"Acceleration" is defined in Section 14.2(a)(i).

"Accumulations" is defined in Section 2.1(xii).

"Accumulations Depositary" is defined in Section 6.2(a).

"Additional Funds" is defined in Section 7.4(v).

"Allocated Loan Value" is defined as that portion of the Principal allocated by Lender to the Property, as set forth in Exhibit E hereto, as the same may be modified from time to time by Lender to reflect releases, substitutions and repayments.

"Assessments" is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

"Assignment" is defined as the Assignment of Leases and Rents dated of even date with this Mortgage made by Borrower for the benefit of Lender.

"Bankruptcy Code" means Title 11 of the United States Code.

"Borrower" is defined in the introductory paragraph.

"Business Days" is defined as any day on which commercial banks are not authorized or required by Law to close in New York, New
York.

"Casualty" is defined as damage to or destruction of the Property by fire or other casualty.

"Code" is defined as the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

"Commitment" is defined as that certain Loan Application and Commitment Agreement between Borrower and Lender, as the same may be amended in writing from time to time.

"Company" is defined in Section 10.1.

"Condemnation" is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets

"Condemnation Awards" is defined in Section 2.1(viii).

"Condemnation Proceeding" is defined as a Proceeding that could result in a Condemnation.

"Consolidated Subsidiary" of a Person shall mean, at any time, any Subsidiary or other entity the accounts of which would in accordance with GAAP be consolidated with those of such Person in its consolidated financial statements as of such time

"CPA" is defined as an independent certified public accountant satisfactory to Lender.

"Debt" is defined in Section 3.1.

"Debt Service Coverage Ratio" means the Net Operating Income of the Property divided by the scheduled annual Debt Service
Payments.

"Debt Service Payments" is defined as that portion of the monthly installments of principal and interest payable by Borrower to Lender, as set forth in the Note, allocated to the Property based upon the ratio of the Allocated Loan Value to the Principal.

"Default Interest Rate" is defined as the lower of 11.945% per annum or the Maximum Interest Rate, if any.

"Destruction Event" is defined in Section 7.4.

"Environmental Activity" is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Material. The actual, suspected or threatened presence of any Hazardous Material or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

"Environmental Laws" is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental
Activities and pollution.

"Environmental Report" is defined as the report prepared by ___________, dated __________, as amended.

"ERISA" is defined in Section 8.3(a).

"Event of Default" is defined in Section 14.1.

"Existing General Partner" is defined in Section 12.1(b).

"Existing Limited Partners" is defined in Section 12.1(b).

"Expenses" is defined in Section 11.1(a).

"Financial Books and Records" is defined as detailed accounts of the income and expenses of the Property and of Borrower and all other data, records and information that either are specifically referred to in the Article entitled "FINANCIAL REPORTING" or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used by the CPA in auditing the financial statements required to be delivered pursuant to Article 10 hereof or in issuing its opinion.

"Fiscal Year" is defined as any calendar year or partial calendar year during the Term.

"Fixed Interest Rate" is defined as 6.945% per annum.

"Fixtures and Personal Property" is defined in Section 2.1(iv).

"Government" is defined as any federal, state or municipal governmental or quasi-governmental authority including any executive, legislative or judicial branch and any division, subdivision or agency of any of them and any entity to which any of them has delegated authority.

"Hazardous Materials" is defined as any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material (i) that is hazardous or toxic or (ii) the abatement, cleanup, discharge, disposal, emission, exposure to, generation, handling, manufacture, possession, presence, release, removal, remediation, storage, transportation, treatment or use of which is controlled, prohibited or regulated by any Environmental Laws, including asbestos, petroleum and petroleum products and polychlorinated biphenyls.

"Imposition Penalty Date" is defined in Section 6.1(a).

"Impositions" is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property or Borrower and whether levied, assessed or imposed as excise, privilege or property taxes.

"Improvements" is defined in Section 2.1(ii).

"Insurance Premiums" is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Mortgage.

"Insurance Proceeds" is defined in Section 2.1(ix).

"Insurers" is defined in Section 7.1(c).

"Institutional Investor" is defined as any bank, savings institution, charitable foundation, insurance company, real estate investment trust, pension fund or investment advisor registered under the Investment Advisors Act of 1940, as amended, and acting as trustee or agent.

"Interest" is defined as the fixed interest payable under the Note at the Fixed Interest Rate and any other sums which are deemed to be interest under Law, including, without limitation, interest at the Default Interest Rate, to the extent applicable.

"Land" is defined in the Recitals.

"Law" is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Borrower or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

"Leases" is defined as all present and future leases, subleases, licenses, and other agreements for the use and occupancy of the Land and Improvements, any related guarantees and any use and occupancy arrangements created pursuant to Section 365(h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

"Lender" is defined in the introductory paragraph.

"Loan" is defined in the Recitals.

"Loan Documents" is defined as the Note, this Mortgage, the Assignment and all documents now or hereafter executed by Borrower or held by Lender relating to the Loan, including all amendments and including that certain Conversion and Note Agreement of even date herewith between Borrower and Lender.

"Loan to Value Ratio" is defined as the ratio, expressed as a decimal number, of the outstanding principal of the Loan at the time of determination to the aggregate of the values of all real property collateral securing the Loan at the time of determination established by the appraisal (complying with the Lender's appraisal requirements) most recently delivered to Lender.

"Major Lease" is defined as: (i) a lease of any full floor in a building; (ii) a lease to any one of the following Tenants:
___________; (iii) a lease demising, in the aggregate, 25,000 square feet or more of rentable square feet; (iv) a lease representing 10% or more of rentable square feet of a building or 50% or more of the gross revenues of any building.

"Maturity Date" is defined in the Recitals.

"Maximum Interest Rate" is defined as the maximum rate of interest, if any, permitted by Law as of the date of this Mortgage to be charged with respect to the Loan.

"Mortgage" is defined as this Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement.

"Net Operating Income" means (a) the total annual gross rental income as determined by the most recent rent roll of the Property, plus other income received during the most recent 12 month period, less (b) actual operating expenses for the most recent 12 month period, including a management fee not to exceed 3% of total annual gross revenue, and excluding depreciation and capital expenditures.

"Note" is defined in the Recitals.

"Note Agreement" is defined in Section 10.1(b).

"Note Payments" is defined in the Note.

"Notices" is defined in Section 17.1.

"Obligations" is defined in Section 3.1.

"Permitted Exceptions" is defined as the matters shown in Schedule B, Part 1 and 2 of the title insurance policy insuring the lien of this Mortgage.

"Permitted Transfers" is defined in Section 12.2(b).
"Permitted Use" is defined as use as a first-class commercial office building and uses incidentally and directly related to such use.

"Person" shall mean natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof

"Policies" is defined in Section 7.1(b).

"Principal" is defined in the Recitals.

"Proceeding" is defined as a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

"Proceeds" is defined in Section 7.2(c).

"Property" is defined in Section 2.1.

"Property Documents" is defined in Section 2.1(v).

"Receiver" is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

"Remedies" is defined in Section 14.2(a).

"Rents" is defined as all rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, revenues and other consideration accruing under the Leases or otherwise derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits, royalties and contingent rent, if any, all other fees or payments paid to or for the benefit of Borrower and any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvements and all claims as a creditor in connection with any of the foregoing.

"Reserves" is defined in Section 2.1(xiv).

"Restoration" is defined as the restoration of the Property after a Destruction Event to substantially its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Mortgage and the Permitted Exceptions.

"Restoration Completion Date" is defined in Section 7.4(viii).

"Subsidiary" shall mean, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

"Substitute Collateral" is defined in Section 12.5.

"Tax Agreement" is defined as that certain Real Estate Tax Escrow and Security Agreement of even date herewith among Borrower, Lender and Deposit Guaranty National Bank as "Escrowee".

"Taxes" is defined as all present and future real estate taxes levied, assessed or imposed against the Property.

"Term" is defined as the scheduled term of this Mortgage commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

"Transfer" is defined in Section 12.1(a).

"Uniform Commercial Code" is defined as the Uniform Commercial
Code in effect in the jurisdiction where the Land is located.




Exhibit C

RULES OF CONSTRUCTION


	(a) References in any Loan Document to numbered Articles or Sections are references to the Articles and Sections of that Loan Document. References in any Loan Document to lettered Exhibits are references to the Exhibits attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section and Exhibit captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections or Exhibits of that Loan Document.

	(b) The terms "include", "including" and similar terms are construed as if followed by the phrase "without limitation".

	(c)  The terms "Land", "Improvements", "Fixtures and
Personal Property", "Condemnation Awards", "Insurance Proceeds" and "Property" are construed as if followed by the phrase "or any part thereof".

	(d) Any agreement by or duty imposed on Borrower in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Mortgage and includes a covenant by Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Borrower made as of the date of the Loan Document in which the statement or disclosure is contained.

	(e) The term "to Borrower's knowledge" is construed as meaning to the best of Borrower's knowledge after diligent inquiry.

	(f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

	(g) The terms "person", "party" and "entity" include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

	(h) The term "provisions" includes terms, covenants, conditions, agreements and requirements.

	(i) The term "amend" includes modify, supplement, renew, extend, replace or substitute and the term "amendment" includes modification, supplement, renewal, extension, replacement and substitution.

	(j) Reference to any specific Law or to any document or agreement, including the Note, this Mortgage, any of the other Loan Documents, the Leases and the Property Documents includes any future amendments to the Law, document or agreement, as the case may be.

	(k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

	(l) The term "certificate" means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is "certified" means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

	(m)	Any appointment of Lender as Borrower's attorney-in-
fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

	(n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

	(o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

	(p)  The unmodified word "days" means calendar days.

Exhibit D

Property Documents


	Those documents set forth within the policy of title insurance for the Property issued to Lender in connection with the granting of the Loan.

	Management and leasing agreements between the Borrower and various affiliates of Borrower, which may be canceled upon 30 days notice or less.







































Exhibit E

Allocated Loan Values


Appl. #

Mortgage #

Property

Location
Allocated
Loan Amount
TX-899
000440000
One Sugar Creek Ctr.
One Commerce Green
Houston, TX
Houston, TX
$14,343,000
 20,912,000
$35,255,000
FL-899
000441900
Hillsboro 5
Hillsboro 1-4
Ft. Lauderdale, FL
Ft. Lauderdale, FL
   8,710,000
  5,525,000
$14,235,000
VA-387
000442000
Glen Forest Building
Moorefield II
Moorefield III
Lynwood Plaza
Loudoun Plaza One
Greenbrier Towers I & II
Richmond, VA
Richmond, VA
Richmond, VA
Virginia Beach, VA
Sterling, VA
Greenbrier, VA
   4,745,000
   2,672,000
   3,109,000
   5,154,000
   5,427,000
  10,529,000
 $31,636,000
TN-145
000442100
Executive Tower I
Knoxville, TN
   5,384,000
SC-74
000442200
The Provident Building
Greenville, SC
   2,885,000
NC-190
000448000
Charlotte Park Exec. Ctr.
Charlotte, NC
   7,605,000


     TOTAL PORTFOLIO

 $97,000,000










Schedule 1

Personal Property



[See Attached]











































TIAA Appl. # FL-889;	M-000441900
TIAA Appl. # NC-190;  	M-000448000
TIAA Appl. # SC-74;  	M-000442200
TIAA Appl. # TN-145;  	M-000442100
TIAA Appl. # TX-899;  	M-000440000
TIAA Appl. # VA-387;  	M-000442000



CONVERSION AND NOTE AGREEMENT

	This CONVERSION AND NOTE AGREEMENT (the "Agreement") dated as of June 30, 1998, between PARKWAY PROPERTIES LP, a Delaware limited partnership (the "Borrower"), PARKWAY PROPERTIES, INC., a Maryland corporation (the "Company") and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation
("Lender");

W I T N E S S E T H:

	WHEREAS, pursuant to that certain Loan Application and Commitment Agreement between Borrower, Company and Lender (as amended from time to time, the "Commitment"), Lender has agreed to make a loan to Borrower in the amount of $97,000,000 subject to the terms and conditions set forth in the Commitment (the "Loan");

	WHEREAS, the Borrower has executed and delivered to Lender a promissory note (the "Note"), dated the date hereof in the amount of $97,000,000, which Note is secured by first priority liens on those certain projects commonly known as; One Sugar Creek Center, Sugar Land, TX, One Commerce Green, Houston, TX, Greenbrier I and II, Chesapeake, VA, Charlotte Park Executive Center, Charlotte,
NC, Hillsboro 1-4, Deerfield Beach, FL, Hillsboro Center 5, Deerfield Beach, FL, Glen Forest Building, Richmond, VA,
Moorefield II, Richmond, VA, Moorefield III, Richmond, VA,
Loudoun Plaza One, Sterling, VA, Executive Tower I, Knoxville,
TN, Healthsource Building, Greenville, SC, Lynnwood Plaza,
Virginia Beach, VA, (collectively, the "Properties");

	WHEREAS, in order to secure the payment of the Note, interest on the Note and all other indebtedness owed by Borrower to Lender, as evidenced by the Note, Borrower has executed and delivered to Lender certain mortgages, deeds of trust and deeds to secure debt (collectively, the "Mortgages") encumbering the Properties;

	WHEREAS, pursuant to the Commitment and this Agreement, Borrower has the one-time right, subject to certain terms and conditions, to convert the Loan (or one-half of the Loan as determined in accordance with Section 2.02 hereof) to an unsecured obligation of Borrower (the "Conversion Option"); and

	WHEREAS, Borrower and Lender desire to set forth the terms and conditions of the Conversion Option and the Company and Borrower are willing to make the representations, warranties and covenants set forth herein and the Company, under the circumstances specified in Section 10.01, is willing to become liable, jointly and severally with Borrower, for the amounts outstanding in respect of the Unsecured Note (as described in Article Two hereof);

	NOW THEREFORE, the parties hereto hereby agree as follows:


ARTICLE ONE

Section 1.01. Certain Defined Terms. The following terms used in this Agreement shall have the following meanings:

(a) 		"Affiliate" shall mean, as to any Person, any
other Person (other than Lender): (a) directly or indirectly controlling, controlled by, or under common control with, such first Person; (b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in such first Person; or (c) ten percent (10%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such first Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

(a) 		"Business Day" means any day excluding Saturday,
Sunday and any day which is a legal holiday under the laws of the State of New York, or is a day on which national banking institutions located in such State are closed.

(a) 		"CADS" (Cash Available for Debt Service) of a
Person for any period shall be calculated based upon the consolidated financial statements of such Person, prepared in accordance with GAAP, and shall be equal to net income (loss) before adjustment for minority interest and extraordinary items of such Person for such period, adjusted by the following items as reflected in such consolidated financial statements:

		(i)		Add interest expense as reflected
in such Person's consolidated financial
statements;

		(ii)		Add depreciation and amortization;

  	(iii)	Add non-recurring losses and less
non-recurring gains, identified as such in such Person's consolidated financial statements, without duplication;

		(iv)		Less capital expenditures made to
existing properties (except capitalized capital expenditures anticipated at the time of the purchase of a Property) not funded from reserves;

		(v)		Less cash deposits to required
reserves not otherwise expensed; and

		(vi)		Less net revenue from any
cancelable service contracts with third-parties.

(a) 		"Consolidated Net Worth" of a Person at any time
shall mean the aggregate of accumulated depreciation and accumulated amortization and all amounts that would be included under shareholders' or partners' equity and minority interests on a consolidated balance sheet of such Person prepared in accordance with GAAP.

(a) 		"Consolidated Subsidiary" of a Person shall mean,
at any time, any Subsidiary or other entity the accounts of which would in accordance with GAAP be consolidated with those of such Person in its consolidated financial statements as of such time.

(a) 		"Debt" of a Person at any time shall mean total
debt (not to include minority interests) shown on such Person's consolidated financial statements as prepared and classified in accordance with GAAP.

(a) 		"Debt Service" of a Person shall mean the maximum
amount of interest on, and required amortization of principal of, Debt of such Person which, in accordance with the instruments evidencing the same, is scheduled to become payable (not to include interest payable from a reserve, the funding of which was reflected in the calculation of CADS of such Person) in the period of 12 consecutive calendar months following the date for which it is being determined. For purposes of this calculation, the applicable interest rates shall take into account any interest rate swap, cap or other interest rate management agreement in effect. Interest on floating rate debt shall be calculated at its then current rate, increasing at the rate of 0.5% per quarter during the period for which the calculation of Debt Service is being performed, not to exceed any interest rate cap in place during the twelve-month period. The amounts payable for amortization shall include the amount of any sinking fund or other analogous fund for the retirement of Debt of such Person, and the amount payable on account of principal on any such Debt which matures serially other than at the final maturity of such Debt.

(a) 		"Default" shall mean an event which, with notice
or lapse of time or both, would constitute an Event of Default if that event or condition were not cured or removed within any applicable grace period.

(a) 		"Encumbrance" means any mortgage, lien (excluding
ad valorem taxes that are not yet due and payable), charge, pledge, encumbrance or security interest.

(a) 		"Environmental Law" means any present or future
federal, state or local law, rule, regulation or order relating to pollution, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment.

(a) 		"Event of Default" shall have the meaning provided
in Section 6.01.

(a) 		"Exchange Act" means the Securities and Exchange
Act of 1934, as amended.

(a) 		"GAAP" shall mean generally accepted accounting
principles, consistently applied, set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

(a) 		"Hazardous Material" means all or any of the
following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any Environmental Laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

(a) 		"Loan Documents" shall mean,  the Note, the
Mortgages, the Assignments of Leases and Rents relating to the Properties, and all other documents now or hereafter executed by Borrower or held by Lender relating to the Loan, including all amendments, but excluding this Agreement and the Unsecured Note described in Article Two below.

(a) 		"Loan Parties" shall mean the Borrower and the
Company, and "Loan Party" shall mean the Borrower or the Company.

(a) 		"Material Adverse Effect" shall mean a material
adverse effect upon the ability of any Loan Party to perform its obligations under this Agreement or the Unsecured Note or upon the ability of Lender to enforce or collect any of the Obligations.

(a) 		"Obligations" shall mean all obligations,
liabilities and indebtedness of every nature of each Loan Party from time to time owed to Lender, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, under the Loan Documents, this Agreement and the Unsecured Note.
(b) 		"Person" shall mean natural persons, corporations,
limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(a) 		"Secured Debt" of a Person at any time shall mean
any debt, liability or other obligation of such Person which is included in Debt or Total Liabilities of such Person at such time and is secured by any Encumbrance.

(a) 		"Subsidiary" shall mean, with respect to any
Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

(a) 		"Total Capitalization" of a Person at any time
shall mean the aggregate of such Person's Consolidated Net Worth and Total Liabilities at such time.

(a) 		"Total Liabilities" of a Person at any time shall
mean, without duplication:

		(1)	Total liabilities (not to include minority
interests) as shown on such Person's consolidated financial statements as prepared and classified in accordance with GAAP;

		(2)	All obligations of such Person evidenced or
secured by debentures, notes, deeds of trust, mortgages, liens, pledges, charges, encumbrances, security interests or other similar instruments
(including Debt);

		(3)	All obligations of such Person to pay the deferred
purchase price of property or services;

		(4)	All obligations of such Person as lessee that are
required to be capitalized in accordance with GAAP;

		(5)	All obligations of such Person incurred in
connection with acquisition of property, assets or businesses;

		(6)	Every currently due reimbursement obligation of
such Person with respect to a letter of credit or bankers' acceptance or similar facility issued for the account of such Person;

		(7)	Any shares of stock (common or preferred), units,
minority interests or other beneficial ownership interests of such Person which are convertible to Debt of such Person or to an obligation of such Person;

		(8)	Any obligation of such Person to be liable for, or
to pay, as obligor, guarantor or otherwise, indebtedness or other liability of another Person
(other than Borrower or Company, as applicable, or a Consolidated Subsidiary), which, in management's opinion would be reportable as a liability in such Person's financial statements in accordance with GAAP (other than for purposes of collection in the ordinary course of business), it being understood that debt or a liability shall be deemed to be incurred by such Person whenever such Person or such Person's Consolidated Subsidiary shall create, assume or guarantee such indebtedness or liability or otherwise become liable in respect thereof.

(a) 		"Unencumbered Assets" of a Person at any time
shall mean total undepreciated assets of such Person not subject to any Encumbrance, excluding restricted cash, accounts receivable and intangibles, as shown on such Person's consolidated financial statements as prepared and classified in accordance with GAAP.

(a) 		"Unsecured Debt" of a Person at any time shall
mean any obligation which is included in Debt of such Person at such time which is not secured by any Encumbrance.

(a) 		"Unsecured Note" shall have the meaning provided
in Section 2.01.

(a) 		"Unsecured Note Base Rate" shall mean 7.095% per
annum.

Capitalized terms which are used in this Agreement but not defined herein shall be defined as they are defined in the Mortgage or other Loan Documents, and the rules of construction stated in the Mortgage shall apply in this Agreement.

Section 1.02.  Accounting Matters.

	For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. The terms "Consolidated Net Worth," "Debt," "Debt Service," "Secured Debt," "Total Liabilities," "Total Capitalization," "Unencumbered Assets" and "Unsecured Debt" shall be calculated for the Company and its Consolidated Subsidiaries and for the Borrower and its Consolidated Subsidiaries in accordance with GAAP. Financial statements and other information furnished to Lender pursuant to Article Five shall be prepared in accordance with GAAP (as in effect at the time of such preparation).


ARTICLE TWO

Section 2.01. Conversion Option.

	If all of the conditions of Section 2.02 hereof are fulfilled when required, Borrower may, at its option, exercisable
(a) only one time, (b) not later than two years from the date of the Note and (c) upon not less than ninety (90) days' prior written notice to Lender (the "Conversion Notice"), convert the Loan into an unsecured obligation of Borrower to be evidenced by a note substantially in the form of Exhibit A hereof and satisfying all other requirements of this Article Two (the "Unsecured Note") in the amount of the then outstanding principal balance of the Note, or of half of that amount, as determined in accordance with Section 2.02(a) below (the "Unsecured Note Amount"). The date on which such conversion (the "Conversion") shall become effective, which shall be the first day of a calendar month, is hereinafter referred to as the "Conversion Date."

Section 2.02. Conditions Precedent to Conversion.

	The right of the Borrower to convert the entire Loan, or half of the Loan, to the Unsecured Note in the Unsecured Note
Amount is subject to satisfaction of the following conditions precedent:

	(a)	On or prior to the Conversion Date, in order to convert
the entire Loan, the proposed Unsecured Note shall have received
(based on the assumption that the lien of all or certain of the Mortgages will be released in accordance with Section 2.06) two of the following: (i) a rating of at least BBB from Standard &
Poor's Ratings Group ("S&P"), (ii) a rating of at least Baa2 from Moody's Investors Service, Inc. ("Moody's") or (iii) a rating at least equivalent to the aforesaid ratings from a nationally recognized rating agency acceptable to Lender (a "Nationally
Recognized Rating Agency"). On or prior to the Conversion Date, in order to convert one-half of the Loan, the proposed Unsecured
Note shall have received (based on the assumption that the lien of certain of the Mortgages will be released in accordance with
Section 2.06) two of the following: (i) a rating of at least BBB-from S&P, (ii) a rating of at least Baa3 from Moody's, or (iii) a rating at least equivalent to the aforesaid from a Nationally Recognized Rating Agency. If the proposed Unsecured Note shall not have received at least two of the three ratings described above, Borrower will not have any right to convert either the Loan or one-half of the Loan. Such ratings shall be in effect on the Conversion Date, and Lender shall have received evidence satisfactory to it of such rating. The Unsecured Note shall be subject to and comply with any covenants required by and acceptable to any applicable rating agency for its ratings, provided that in no event may those covenants be less restrictive than or contravene the Financial Covenants contained in Article
Four.

	(b)	At the time of delivery of the Conversion Notice and at
all times thereafter to and including the Conversion Date, the following statements shall be true and correct, and Lender shall have received on the Conversion Date certificates as of that date from an executive officer of the Company certifying on behalf of the Company and of the general partner of Borrower certifying on behalf of Borrower to that effect:

		(i)		The representations and warranties
contained in Section 3.01 and 3.02 hereof are true and correct;

		(ii)		No default or Event of Default
under the Loan Documents or this Agreement has occurred and is continuing;

		(iii)		Neither Borrower nor the
Company is in default under any of its Debt; and

		(iv)		After giving effect to the
Conversion, and without giving effect to any otherwise applicable grace periods or notice requirements, (i) the Company is in compliance with the covenants set forth in Section 4.01, and is in accordance with such covenants able to incur at least $1.00 of Debt, (ii) Borrower is in compliance with the covenants set forth in
Section 4.02, and is in accordance with such covenants able to incur at least $1.00 of Debt and (iii) each Loan Party is in compliance with the covenants set forth in Article Five.

	(c)	On the Conversion Date, Lender shall have received a
favorable opinion of counsel for Borrower and Company in all relevant jurisdictions reasonably satisfactory to Lender, in such form as may be reasonably satisfactory to Lender and as to such matters as are described in Exhibit B annexed hereto.

	(d)	On or prior to the Conversion Date, Borrower shall have
paid or caused to be paid (i) all principal of the Loan that shall have become due and payable pursuant to the Loan Documents,
(ii) all unpaid interest on the Loan accrued to but not including the Conversion Date, (iii) all accrued fees and expenses payable to Lender pursuant to the Loan Documents and (iv) all reasonable fees and expenses of outside counsel to Lender incurred in connection with the preparation, execution and delivery of all documents relating to the Conversion Option and in connection with the exercise thereof, whether or not the Conversion is effected.

	(e)	On the Conversion Date, Borrower shall have executed
and delivered to Lender the Unsecured Note either (i) in the amount of the then outstanding principal balance of the Note or
(ii) in one-half of that amount, as determined in accordance with Sections 2.02(a), substantially in the form of Exhibit A hereto, appropriately completed.

	(f)	On or prior to the Conversion Date, a Private Placement
number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National
Association of Insurance Commissioners) shall have been obtained for the Unsecured Note.

	(g)	Unless previously approved by Lender, neither Borrower
nor Company shall after the date of this Agreement have been a party to any consolidation or merger unless the Borrower or the Company, as the case may be, is the surviving entity and at the time of such consolidation or merger and after giving effect thereto, no default or Event of Default shall exist under the Loan Documents or this Agreement and the Borrower and the Company, as the case may be, may without causing a default under this Agreement incur at least $1 of Debt.

	(h)	On the Conversion Date the issuance to Lender of the
Unsecured Note shall (A) not violate any applicable law or regulation, which law or regulation was not in effect as of the date of this Agreement, and (B) not subject the Lender to any tax under or pursuant to any applicable law or regulation, which law or regulation was not in effect as of the date of this Agreement; provided that, if Lender shall be subject to any such tax, the condition specified in this clause (B) shall be deemed satisfied if Borrower shall on or prior to the Conversion Date deliver a written undertaking, satisfactory in form and substance to Lender (which undertaking, if so delivered, shall for all purposes be deemed an obligation of Borrower under this Agreement), (i) to pay, before delinquency and before any penalty for non-payment attaches thereto, all such taxes and any related interest; and
(ii) to deliver to Lender, at least ten (10) days before delinquency, receipted bills evidencing such payment. If requested by Lender, Lender shall have received a certification from an officer of the Company, or an officer of a general partner of the Borrower, as to such matters of fact as Lender may reasonably specify to enable Lender to determine whether such issuance of the Unsecured Note is so permitted.

	(i)	Subject to the provisions of this subparagraph (i),
Borrower shall have no right to convert any portion of the Loan to an unsecured obligation unless and until the entire amount of the Loan, as set forth in the first Recital of this Agreement, shall have been disbursed by Lender pursuant to that certain Holdback Agreement of even date herewith between Borrower and Lender (the "Holdback Agreement"). Notwithstanding the foregoing, if, through no fault of the Borrower or the Company, the entire amount of the Loan is not funded pursuant to the Holdback Agreement on or before September 30, 1998, the parties hereto agree that they will enter into good faith negotiations to modify this Agreement to effect a conversion to an unsecured obligation of such lesser amount of the Loan as the parties shall reasonably agree.

Section 2.03.  Interest.

	Borrower shall pay interest on the unpaid principal amount of the Unsecured Note until the principal amount thereof shall be paid in full, at a rate per annum equal to the Unsecured Note
Base Rate, subject to the terms of the Unsecured Note providing for an increase in such rate after the occurrence of an Event of Default.

Section 2.04.  Repayment of Unsecured Note.

	Borrower shall repay the principal and interest on the Unsecured Note:

	(a)	Commencing on the first day of the calendar month
following the calendar month in which the Conversion Date occurs and continuing on the first day of each month to, but excluding July 1, 2008 (the "Maturity Date"), Borrower shall pay installments of principal and interest in the amount shown on Exhibit C, which amount shall be set forth in the Unsecured Note, each of which installments shall be applied first to the payment of interest on the outstanding principal and the balance to the
payment of principal.   In the event the entire Loan is not
funded on or before July 31, 1998 pursuant to the Holdback Agreement, the Lender shall revise Exhibit C to reflect a revised amortization and payment schedule based upon the amount of principal anticipated to be outstanding under the Note on the Conversion Date.

	(b)	On the Maturity Date, Borrower shall pay the entire
unpaid principal balance of the Unsecured Note, together with all accrued and unpaid interest on the Unsecured Note and all other sums due thereunder.

Section 2.05.	Prepayment.

	Borrower shall have no right to prepay the principal balance on the Unsecured Note in whole or in part, except as set forth in this Section 2.05 and in the Unsecured Note.

	(a)	Prepayment Premium.  Commencing on July 1, 2003,
Borrower may prepay the Unsecured Note on the first day of any calendar month in whole but not in part, together with accrued and unpaid interest on the principal being repaid, provided that Borrower shall simultaneously pay to Lender a prepayment premium (the "Prepayment Premium") in an amount equal to the greater of:
(i) one (1%) percent (the "Prepayment Percentage") multiplied by the principal amount being prepaid and (ii) the amount by which the sum of the Discounted Values (as hereinafter defined) of all Note Payments (as hereinafter defined) with respect to the Unsecured Note from the date of prepayment to and including the Maturity Date, calculated at the Discount Rate (as hereinafter defined), exceeds the principal amount being prepaid. Borrower shall give Lender at least ninety (90) days' prior notice of its intention to prepay the Unsecured Note.

	(b)	Evasion of Prepayment Premium.  In the event that the
outstanding principal of the Unsecured Note shall, in accordance with Section 6.02, have become due and payable prior to the Maturity Date, or Lender shall receive any payment or tender of payment of principal of the Unsecured Note in any manner not in accordance with the terms of Section 2.04, 2.05(a) or 2.05(d), then, in each case, to the extent permitted by applicable law, there shall also be due and payable by Borrower to Lender a premium (the "Evasion of Prepayment Premium") in an amount equal to the greater of (i) an amount equal to the product of (A) the sum of the Prepayment Percentage plus 300 basis points multiplied by (B) the outstanding principal balance of the Unsecured Note immediately prior to Lender's receipt of such payment (the "Applicable Principal Amount") and (ii) the amount by which the sum of the Discounted Values of Note Payments for the Unsecured
Note, calculated at the Default Discount Rate, exceeds the Applicable Principal Amount.

	(c)	Definitions.  As used in this Section 2.05, the
following terms shall have the respective meanings set forth below:

		(i)		"Default Discount Rate"  means the
Discount Rate less 300 basis points.

		(ii)		"Discount Rate" means the yield on
a U.S. Treasury issue selected by Lender, as published in The Wall Street Journal two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the scheduled maturity date of the Unsecured Note, and a coupon rate corresponding (or most closely corresponding, if not identical) to the interest rate on the Unsecured Note.

		(iii)		"Discounted Value" means the
Discounted Value of a Note Payment based on the following formula:

			     NP
				(1 + R/12)n 	= 	Discounted Value

						NP 	= 	Amount of Note Payment
				R 	= 	Discount Rate or Default
Discount Rate,
								as the case may be

n 	=	The number of months between
the date of prepayment and the
scheduled date of the Note
Payment in question rounded to
the nearest integer.

		(iv)		"Note Payments" means (A) the
scheduled payments of monthly debt service on the Unsecured Note for the period between the date of prepayment and the scheduled maturity date of the Unsecured Note; and (B) the scheduled repayment of the outstanding principal balance of the Unsecured Note at the scheduled maturity date.

	(d)	Prepayment During Final 90 Days of Term.
Notwithstanding anything herein to the contrary, (i) during the ninety (90) day period immediately preceding the Maturity Date, Borrower shall have the right to voluntarily prepay the Unsecured
Note in whole or in part, without any Prepayment Premium, Evasion of Prepayment Premium or any other prepayment premium.


Section 2.06. Release of Lien.

	Upon compliance with the conditions precedent set forth in
Section 2.02 and the effectiveness of the Conversion, Lender shall, concurrently with the delivery of the Unsecured Note, (a) if the Unsecured Note is in the entire amount of the outstanding principal balance of the Loan, release the Properties from the lien of the Mortgages on the Conversion Date and return to Borrower the Note and any and all collateral held by Lender as security for the Loan, and (b) if the Unsecured Note is in the amount of one-half of the outstanding principal balance of the Loan, then release Properties from the lien of the Mortgages on the Conversion Date such that (i) the Properties remaining subject to Mortgages shall have a Loan to Value Ratio and Debt Service Coverage (as such terms are defined in the Mortgages) in the same proportions as existed at the disbursement of the Loan, and (ii) the number and identity of such Properties remaining subject to Mortgages shall be approved by Lender in its sole reasonable discretion.


ARTICLE THREE

Section 3.01.  Representations and Warranties of the Borrower.

	Borrower makes the following representations and warranties to Lender. These representations and warranties shall be true and correct as of the Conversion Date. These representations shall also be true and correct, as a condition precedent to Conversion under Section 2.02(b), at the time of the delivery of the Conversion Notice and at all times thereafter to and including the Conversion Date.

	(a)	Borrower is a limited partnership, duly and validly
organized and in good standing under the laws of Delaware, and the sole general partner of Borrower is Parkway Properties
General Partners, Inc., a Delaware corporation ("GP"). GP holds a one percent (1%) general partnership interest in Borrower. The Company is a limited partner of Borrower, holding a ninety-nine percent (99%) limited partnership interest in Borrower which may be decreased (but to not less than a fifty-one percent (51%) interest in each class of limited partnership interest in Borrower) by one or more UPREIT transactions, as hereinafter defined (an "UPREIT Transaction"). An UPREIT Transaction is a transaction in which Borrower in acquiring a property from a third party transferor provides as consideration to the transferor partnership interests in Borrower convertible to shares in the Company, and in which transferor may later convert such partnership interests to shares or cash, provided that Borrower shall comply with the provisions of Section 4.02(d). Borrower is duly qualified to do business in each jurisdiction in which the nature of its business or other ownership of its property requires such qualification. Borrower has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

	(b)	Borrower has all necessary legal power and authority to
enter into this Agreement, the Unsecured Note and the Loan
Documents and the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement, the Unsecured Note and the Loan Documents. This Agreement

and each of the Loan Documents have been duly and validly executed and delivered by the Borrower, and this Agreement and each of the Loan Documents constitute, and upon execution by the Borrower, the Unsecured Note will constitute, the legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by equitable principles of general application.

	(c)	The execution and delivery of this Agreement, the Loan
Documents and the Unsecured Note by the Borrower, and the performance by Borrower of its obligations hereunder and under the Loan Documents and the Unsecured Note, will not violate or conflict with any law, rule, or regulation applicable to the Borrower, any provision of the organizational documents of the Borrower, any order, judgment, or decree of any court, arbitrator or governmental agency applicable to the Borrower or any of its assets, or any agreement binding on the Borrower, or result in the creation or imposition of a lien on any properties or revenues of the Borrower, except for liens created by the Loan
Documents.

	(d)	There is not presently pending, or to the knowledge of
the Borrower threatened, any action, claim, proceeding, or investigation, at law or in equity or by or before any court or arbitrator or any governmental, public, or regulatory authority, against, affecting, or involving the Borrower or any employee thereof which questions the right, power, legal capacity, or permissibility of the Borrower to execute, deliver, and perform its obligations under this Agreement or the Unsecured Note or the Loan Documents, or wherein any unfavorable decision, ruling, or finding could have a Material Adverse Effect. As of the date of this Agreement, there is no existing matter of a character that would require disclosure to Lender pursuant to Section 5.01(h).

	(e)	No consent or authorization of, filing with, or other
act by or in respect of, any governmental authority and no consent of any party is required in connection with the execution, delivery or performance by the Borrower of this Agreement and the Loan Documents and the Unsecured Note or the enforceability thereof against the Borrower, other than any such consent, authorization, filing or other act which has been identified in a notice to Lender, has been obtained or effected, is in full force and effect, and is not the subject of any pending or threatened attack by direct or collateral proceeding.

	(f)	The Borrower has filed all tax returns that are
required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon the Borrower or its properties, assets, income and franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Borrower has established adequate reserves in accordance with GAAP.

	(g)	The Borrower is not in violation of any law, ordinance,
rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would subject the Borrower or any of its Subsidiaries to criminal liability or have a Material Adverse Effect, and, to the best knowledge of the Borrower, no such violation has been alleged.
As of the date of this Agreement, there is no existing matter of a character that would require disclosure to Lender pursuant to
Section 5.01(a).

	(h)	The Borrower does not have any knowledge of any claim,
and has not received any notice of any claim, and no proceeding has been instituted raising any claim, against the Borrower or any of its real properties or other assets now or formerly owned, leased or operated by it, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to have a Material
Adverse Effect.

	(i)	The Unsecured Note will constitute the senior unsecured
obligation of the Borrower, ranking equally with the Borrower's existing and future senior unsecured and unsubordinated indebtedness. Borrower shall use the proceeds of the Unsecured
Note for proper business purposes consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of the Unsecured Note shall be used by Borrower in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal
Reserve System or to violate the Exchange Act.

	(j)	Borrower is not an "employee benefit plan" as defined
in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or a "plan" as defined in Section 4975(e)(1) of the Internal
Revenue Code of 1986, as amended (the "Code") that is subject to
Section 4975 of the Code, and Borrower's assets do not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code. Borrower is not a "governmental plan" within the meaning of Section 3(3) of ERISA and transactions by or with Borrower are not subject to any laws regulating investments of and fiduciary obligations with respect to governmental plans.

	(k)	Borrower is not, nor after giving effect to any loan
will be, subject to regulation under the Public Utility Holding
Company Act of 1935, the Federal Power Act or the Investment
Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

Section 3.02.  Representations and Warranties of the Company.

	The Company makes the following representations and warranties to Lender. These representations and warranties shall be true and correct as of the Conversion Date. These representations shall also be true and correct, as a condition precedent to Conversion under Section 2.02(b), at the time of the delivery of the Conversion Notice and at all times thereafter to and including the Conversion Date.

	(a)	The Company is a corporation duly and validly organized
and in good standing under the laws of Maryland.  GP is a
corporation, duly and validly organized and in good standing under the laws of Delaware.  GP is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership of its properties requires such qualification.  The
Company holds, beneficially and of record, one hundred percent
(100%) of each class of the outstanding capital stock of GP.   No
partnership interest in the Borrower held by the Company or GP is subject to any Encumbrance.

	(b)	The Company has all necessary legal power and authority
to enter into this Agreement and the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement. This
Agreement has been duly and validly executed and delivered by the Company, and this Agreement and, if applicable, the Unsecured
Note, constitutes the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by equitable principles of general application. The Company has all requisite power and authority to carry on its business as now conducted.

	(c)	The execution and delivery of this Agreement by the
Company, and the performance by the Company of its obligations hereunder and, if applicable, under the Unsecured Note, will not violate or conflict with any law, rule, or regulation applicable to the Company, any provision of the organizational documents of the Company, any order, judgment, or decree of any court, arbitrator or governmental agency applicable to the Company or any of its assets, or any agreement binding on the Company, or result in the creation or imposition of a lien on any properties or revenues of the Company.

	(d)	There is not presently pending, or to the knowledge of
the Company threatened, any action, claim, proceeding, or investigation, at law or in equity or by or before any court or arbitrator or any governmental, public, or regulatory authority, against, affecting, or involving the Company or any employee thereof which questions the right, power, legal capacity, or permissibility of the Company to execute, deliver, and perform its obligations under this Agreement or, to the extent applicable, the Unsecured Note, or wherein any unfavorable decision, ruling, or finding could have a Material Adverse
Effect. As of the date of this Agreement, there is no existing matter of a character that would require disclosure to Lender pursuant to Section 5.01(h).

	(e)	No consent or authorization of, filing with, or other
act by or in respect of, any governmental authority and no consent of any party is required in connection with the execution, delivery or performance by the Company of this Agreement and, if applicable, the Unsecured Note or the enforceability thereof against the Company, other than any such consent, authorization, filing or other act which has been identified in a notice to Lender, has been obtained or effected, is in full force and effect, and is not the subject of any pending or threatened attack by direct or collateral proceeding.

	(f)	The Company has filed all tax returns that are required
to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon the Company or the Company's properties, assets, income and franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP.

	(g)	The audited consolidated financial statements of the
Company for the years 1996 and 1997 delivered to Lender in connection with the Loan are complete and correct in all material respects and present fairly the combined financial condition and results of operations of the Company on a consolidated basis, as at the dates thereof and for the periods indicated. The most recent financial statements of Company delivered to Lender pursuant to the Loan Documents are complete and correct in all material respects and present fairly the combined financial condition and results of operations of Company on a consolidated basis as at the dates thereof and for the periods indicated. As of the current date, there has been no material adverse change since the date of the 1997 audited consolidated financial statements of the Company in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Company on a consolidated basis.

	(h)	The Company is not in violation of any law, ordinance,
rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, which violation would subject the Company or any of its Subsidiaries to criminal liability or have a Material Adverse Effect, and, to the best knowledge of the Company, no such violation has been alleged. As of the date of this Agreement, there is no existing matter of a character that would require disclosure to Lender pursuant to
Section 5.01(a).

	(i)	The Company does not have any knowledge of any claim,
and has not received any notice of any claim, and no proceeding has been instituted raising any claim, against the Company or any of its assets, except, in each case, such as could not reasonably be expected to have a Material Adverse Effect.


ARTICLE FOUR

Section 4.01.  Financial Covenants of the Company.

	The Company covenants and agrees with Lender as follows.
Such covenants and agreements shall apply, as a condition precedent to the Conversion, at the Conversion Date and shall continue to apply at all times thereafter until payment in full of all Obligations.

	(a)	Ratio of Total Liabilities to Total Capitalization.
The Company shall not, and shall not permit any of its Consolidated Subsidiaries to, incur any debt or liability (which if incurred would be included in the definition of Debt or Total Liabilities) if, immediately after giving effect to the incurrence of such debt or liability, the ratio of the Company's Total Liabilities to the Company's Total Capitalization would exceed sixty percent (60%).

	(b)	Ratio of CADS to Debt Service.  The Company shall not,
and shall not permit any of its Consolidated Subsidiaries to, incur any debt (which if incurred would be included in the definition of Debt) if, for the four most recent consecutive calendar quarters ended prior to the date on which such debt is to be incurred (determined in accordance with the financial statements of the Company provided pursuant to Section 5.01(g) hereof), the ratio of CADS to Debt Service of the Company, on a pro-forma basis (if the debt to be incurred is for the purchase or development of a property, then CADS shall be adjusted to reflect such property's projected contribution to CADS during the same period for which Debt Service is being calculated; likewise, such pro-forma calculation shall take into account reductions in CADS resulting from sales of property occurring in the prior four quarters) as if the debt were incurred, is less than 1.5 to 1.

	(c)	Minimum Consolidated Net Worth.  The Company shall not
permit its Consolidated Net Worth at any time to be less than $250,000,000.

	(d)	Restricted Payments.  The Company shall not incur any
debt or liability (other than short-term borrowings in respect of unsecured lines of credit used in the Company's normal and ongoing cash management which will be repaid within ninety (90)
days) in order to declare, pay, make or distribute any dividend or other distribution on account of any shares of stock (common or preferred), units, minority interests or other beneficial ownership interests in the Company. The Company shall not, and shall not permit any of its Consolidated Subsidiaries to, incur any debt or liability (other than short-term borrowings in respect of unsecured lines of credit used in the Company's normal and ongoing cash management which will be repaid within ninety
(90) days) to purchase, redeem, retire or acquire any shares of stock (common or preferred), units, minority interests or other beneficial ownership interests in the Company or in any of its Affiliates. During the continuance of any Default or Event of Default, the Company shall not (i) declare, pay, make or distribute any dividend or other distribution on account of any shares of stock (common or preferred), units, minority interests or other beneficial ownership interests in the Company or (ii) purchase, redeem, retire or acquire any shares of stock (common or preferred), units, minority interests or other beneficial ownership interests in the Company or in any of its Affiliates, provided that this sentence shall not prohibit the Company (x) after the exhaustion of other sources of funds from declaring or paying any dividend or other distribution to the extent required for the Company to satisfy the provisions of Section 857(a)(1) of the Code or (y) from issuing stock in the Company to a third party transferor as a result of transferor's election to convert partnership interests in Borrower to stock in the Company in connection with an UPREIT Transaction.

	(e)	Ratio of Secured Debt to Total Capitalization.  The
Company shall not, and shall not permit any of its Consolidated Subsidiaries to, incur any Secured Debt, if, immediately after giving effect to the incurrence of such Secured Debt, the ratio of the Secured Debt of the Company and its Consolidated Subsidiaries to Total Capitalization of the Company would exceed forty percent (40%).

	(f)	Unencumbered Assets.  Unencumbered Assets of the
Company and its Consolidated Subsidiaries shall at all times be equal to or greater than 150% of the aggregate outstanding principal amount of Unsecured Debt of the Company and its Consolidated Subsidiaries.

	(g)	Unsecured Debt by Subsidiaries of Company.  The Company
shall not permit any of its Subsidiaries other than Borrower to incur any Unsecured Debt at any time.

	(h)	Restricted Transactions.  The Company shall not, and
shall not permit its Consolidated Subsidiaries to, enter into any transaction with any unconsolidated Affiliate of the Company or such Subsidiary unless such transaction is approved by a majority of the Company's outside trustees or is on market terms and otherwise on terms not more favorable to such Affiliate than would have been obtained in a comparable arm's length transaction between the Company or such Subsidiary and an unaffiliated third party.

	(i)	Status of Company.  The Company shall at all times
remain (1) a listed company on the New York Stock Exchange or American Stock Exchange and (2) qualified as a real estate investment trust (REIT) under the Code. The Company shall at all times have as its sole business purpose to directly or indirectly purchase, hold, lease, manage, develop, construct upon, subdivide, finance and improve and sell or exchange, real property and interests in real property and in entities owning real property, and to conduct all activities incidental or related thereto.

	(j)	Organizational Documents of Company.  The Company shall
not make a material change to its organizational documents which would have an adverse effect on the Lender without the prior written consent of Lender.

	(k)	Assets of Company.  The Company's only assets (other
than cash held for distribution) shall at all times remain its limited partnership interest in Borrower and its existing 100% ownership interest in GP, and GP's sole interest shall be its 1% general partnership interest in Borrower. All assets acquired, owned or held after the date of this Agreement shall be held by Borrower, or by a wholly owned Subsidiary of Borrower. Each Subsidiary of Borrower shall at all times remain a Consolidated Subsidiary of the Company.

	(l)	Consolidation or Merger. Without the previous approval
of the Lender, the Company shall not be a party to any consolidation or merger unless the Company is the surviving entity, and at the time of such consolidation or merger and after giving effect thereto no default or Event of Default shall exist and the Company shall be able to incur in accordance with the terms of this Agreement at least one dollar ($1.00) of Debt.

	(m)	Sale of Assets.  During any twelve (12) month period
commencing on or after the Conversion Date, the Company shall not, and shall not permit any of its Consolidated Subsidiaries to, sell or transfer assets owned by the Company or any of its Consolidated Subsidiaries which in total have an undepreciated book value of more than fifteen percent (15%) of the undepreciated book value of the sum of (i) all of the assets of the Company and its Consolidated Subsidiaries prior to the first such sale or transfer during the applicable twelve (12) month period, plus (ii) all of the assets of the Company and its Consolidated Subsidiaries acquired or developed during such twelve (12) month period. The Company shall not, and shall not permit any of its Consolidated Subsidiaries to, sell or transfer any assets unless, at the time of such sale or transfer, and after giving effect thereto, no Default or Event of Default shall exist and the Company shall be able to incur in accordance with the terms of this Agreement at least one dollar ($1.00) of Debt.

Section 4.02.  Financial Covenants of Borrower.

	The Borrower covenants and agrees with Lender as follows.
Such covenants and agreements shall apply as a condition precedent to Conversion under Section 2.02(b), at the Conversion
Date and shall continue to apply at all times thereafter until payment in full of all Obligations.

	(a)	Ratio of Total Liabilities to Total Capitalization.
The Borrower shall not incur, and shall not permit any of its Consolidated Subsidiaries to incur, any debt or liability (which if incurred would be included in the definition of Debt or Total Liabilities) if, immediately after giving effect to the incurrence of such debt or liability, the ratio of Borrower's
Total Liabilities to Borrower's Total Capitalization would exceed sixty percent (60%).

	(b)	Ratio of CADS to Debt Service.  The Borrower shall not
incur, and shall not permit any of its Consolidated Subsidiaries to incur, any debt (which if incurred would be included in the definition of Debt) if, for the four most recent consecutive calendar quarters ended prior to the date on which such debt is to be incurred (determined in accordance with the financial statements provided pursuant to Section 5.01(j) hereof), the ratio of CADS to Debt Service of Borrower, on a pro-forma basis
(if the debt to be incurred is for the purchase or development of a property, then CADS shall be adjusted to reflect such property's projected contribution to CADS during the same period for which Debt Service is being calculated; likewise, such pro-forma calculation shall take into account reductions in CADS resulting from sales of property occurring in the prior four quarters) as if the debt were incurred, is less than 1.5 to 1.

	(c)	Minimum Consolidated Net Worth.  Borrower shall not
permit its Consolidated Net Worth at any time to be less than $250,000,000.

	(d)	Restricted Payments.  The Borrower shall not incur, and
shall not permit any of its Consolidated Subsidiaries to incur, any debt or liability (other than short-term borrowings in respect of unsecured lines of credit used in the Borrower's normal and ongoing cash management which will be repaid within ninety (90) days) in order to declare, pay, make or distribute any dividend or other distribution on account of any partnership or other beneficial ownership interests in the Borrower. The
Borrower shall not incur, and shall not permit any of its Consolidated Subsidiaries to incur, any debt or liability (other than short-term borrowings in respect of unsecured lines of credit used in the Borrower's normal and ongoing cash management which will be repaid within ninety (90) days) to purchase, redeem, retire or acquire any partnership or other beneficial ownership interests in the Borrower or in any of its Affiliates.
During the continuance of any Default or Event of Default, the Borrower shall not (i) declare, pay, make or distribute any dividend or other distribution on account of any shares of stock
(common or preferred), units, minority interests or other beneficial ownership interests in the Borrower or (ii) purchase, redeem, retire or acquire any shares of stock (common or preferred), units, minority interests or other beneficial ownership interests in the Borrower or in any of its Affiliates, provided that this sentence shall not preclude the Borrower from declaring or paying any distribution to the extent necessary to permit the Company (after the exhaustion of other sources of funds) to make such distributions as are required for the Company to satisfy the provisions of Section 857(a)(1) of the Code.

	(e)	Ratio of Secured Debt to Total Capitalization.  The
Borrower shall not incur, or permit any of its Consolidated
Subsidiaries to incur, any Secured Debt at any time if, immediately after giving effect to the incurrence of such Secured
Debt, the ratio of the Secured Debt of Borrower and its Consolidated Subsidiaries to Total Capitalization of Borrower would exceed forty percent (40%).

	(f)	Unencumbered Assets.  Unencumbered Assets of Borrower
and its Consolidated Subsidiaries shall at all times be equal to or greater than 150% of the aggregate outstanding principal amount of Unsecured Debt of the Borrower and its Consolidated
Subsidiaries.

	(g)	Unsecured Debt by Subsidiaries of Borrower.  The
Borrower shall not permit any of its Subsidiaries to incur any Unsecured Debt at any time.

	(h)	Restricted Transactions.  The Borrower shall not enter
into, or permit any of its Subsidiaries to enter into, any
transaction with any unconsolidated Affiliate of the Borrower or any of its Subsidiaries or the Company unless such transaction is on market terms and otherwise on terms not more favorable to the
Affiliate than would be obtained in a comparable arm's length transaction between the Borrower or such Subsidiary and an
unaffiliated third party.
	(i)	Borrower's Organizational Documents.  The Borrower will
not make a material change to its partnership agreement or other organizational documents which would have an adverse effect on Lender, without the prior written consent of Lender.

	(j)	Consolidation or Merger.  Neither Borrower, nor any of
its Consolidated Subsidiaries, shall be a party to any consolidation or merger unless the Borrower or such Consolidated
Subsidiary is the surviving entity, and at the time of such consolidation or merger and after giving effect thereto no Default or Event of Default shall exist and the Borrower shall be able to incur in accordance with the terms of this Agreement at least at least one dollar ($1.00) of Debt.

	(k)	Sale of Assets.  During any twelve (12) month period
commencing on or after the Conversion Date, the Borrower shall not, and shall not permit any of its Consolidated Subsidiaries to, sell or transfer assets owned by the Borrower or any of its Consolidated Subsidiaries which in total have an undepreciated book value of more than fifteen percent (15%) of the undepreciated book value of the sum of (i) all of the assets of the Borrower and its Consolidated Subsidiaries prior to the first such sale or transfer during the applicable twelve (12) month period, plus (ii) all of the assets of the Borrower and its Consolidated Subsidiaries acquired or developed during such twelve (12) month period. The Borrower shall not sell or transfer, or permit any of its Consolidated Subsidiaries to sell or transfer, any assets unless, at the time of such sale or transfer, and after giving effect thereto, no Default or Event of Default shall exist and Borrower shall be able to incur in accordance with the terms of this Agreement at least one dollar ($1.00) of Debt.


ARTICLE FIVE

Section 5.01. Additional Affirmative Covenants.

	Each Loan Party covenants and agrees with Lender as follows. Such covenants and agreements shall apply as of the Conversion
Date and at all times thereafter.   Such covenants and agreements
shall also apply as a condition precedent to Conversion under
Section 2.02(b), at the time of the delivery of the Conversion Notice, to the extent applicable, and at all times thereafter to and including the Conversion Date.

	(a)	Compliance with Laws.  Each Loan Party shall, and shall
cause each of its Consolidated Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, including any Environmental
Law, as now in effect and which may be imposed in the future in all jurisdictions in which such Loan Party is now doing business or may hereafter be doing business, other than those applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which would not, individually or in the aggregate, have a Material Adverse Effect. Each Loan
Party shall promptly notify Lender of any noncompliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, including but not limited to any Environmental Law, as now in effect and which may be imposed in the future in all jurisdictions in which such Loan
Party is now doing business or may hereafter be doing business, and provide such other information as may be reasonably available to it to enable Lender and its counsel to evaluate such matter.

	(b)	Maintenance of Properties; Insurance.  Each Loan Party
shall, and shall cause each of its Consolidated Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of such Person and shall make or cause to be made all appropriate repairs, renewals and replacements thereof. Each Loan Party shall maintain, and shall cause each of its Consolidated
Subsidiaries to maintain, or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts acceptable to Lender.

	(c)	Keeping of Books.   Each Loan Party shall keep proper
books of record and account for itself and all of its Consolidated Subsidiaries, in which full and correct entries shall be made of all financial transactions and the assets and business of such Person in conformity with GAAP.

	(d)	Corporate or Partnership Existence.  Except as
permitted in Section 4.01 and 4.02, each Loan Party shall, and shall cause each of its Consolidated Subsidiaries to, at all times preserve and keep in full force and effect its corporate or partnership existence (as the case may be) and all rights and franchises material to its business. Each Loan Party will promptly notify Lender of any change (i) in its or its Consolidated Subsidiaries' corporate or partnership structure or
(ii) to its organizational documents.

	(e)	Inspection.  Each Loan Party shall, at any reasonable
time and from time to time, upon reasonable prior notice, during regular business hours permit Lender (and any authorized representatives designated by Lender) to (1) examine and make copies of and abstracts from the records (other than records subject to attorney-client privilege or confidentiality agreements) and books of account of such Loan Party, (2) to visit and, subject to the rights of tenants, inspect any of the properties of such Loan Party and its Subsidiaries, (3) discuss the affairs, finances and accounts of such Loan Party and its Subsidiaries with the executive officers of the Company, and (4) communicate directly, in the presence of representatives of such Loan Party, with such Loan Party's independent public accountants at such reasonable times during normal business hours and as often as may be reasonably requested. Lender's expenses associated with such inspection, shall be paid by Lender, except during the continuance of any Event of Default, in which event the reasonable expenses of Lender associated with such inspection shall be paid by such Loan Party.

	(f)	Payment of Taxes and Claims.  Each Loan Party shall,
and shall cause its Consolidated Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on such Person or its properties, assets, income or franchises, provided that such Person need not pay any such tax or assessment or claims if the amount, applicability or validity thereof is contested by such Person on a timely basis in good faith and in appropriate proceedings, and such Person has established adequate reserves therefor on its books in accordance with GAAP.

	(g)	Events of Default, Etc.  Promptly, and in any event
within five (5) days after any Loan Party shall obtain knowledge of any of the following events or conditions, such Loan Party shall deliver copies of all notices given or received by such Loan Party with respect to any such event or condition and a certificate of an authorized party on behalf of such Loan Party specifying the nature and period of existence of such event or condition and what action of such Loan Party has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes a Default or an Event of Default; or (ii) any event or condition that could reasonably be expected to result in any Material Adverse Effect.

	(h)	Litigation.  Promptly upon any officer of any Loan
Party obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Loan Party, (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Loan Party or any property of any Loan Party, or (3) the assertion of any claim, or the institution of any proceeding raising any claim, against any Loan Party or any of its real properties now or formerly owned, leased or operated by it or other assets of it, alleging any damage to the environment or violation of any Environmental Laws, that in any such case could reasonably be expected to have a Material Adverse Effect or a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party on an individual basis or taken as a whole, such Loan Party will give notice thereof to Lender and provide such other information as may be reasonably available to it to enable Lender and its counsel to evaluate such matter.

	(i)	Other Indebtedness Notices.   Each Loan Party shall
promptly deliver copies of all notices given or received by such Loan Party with respect to noncompliance with any term or condition related to any Debt in excess of $1,000,000 with respect to a single item or $3,000,000 in the aggregate, and shall promptly notify Lender of any potential or actual event of default with respect to any such Debt.

	(j)	Fiscal Year; Financial Statements; Reports of the
Company and Borrower; SEC and Other Reports; Officer's Certificate. Each Loan Party shall maintain its fiscal year as a calendar year at all times. The Company shall deliver the following submissions to Lender, and the Borrower shall make identical submissions (except for those relating to Securities and Exchange Commission requirements) at the times required for submissions from Company pursuant to clauses (i), (ii), (iv) and
(v) below for the appropriate period:

	(i)	Quarterly Statements -- within 45 days after the
end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

	(A)	a consolidated balance sheet of the Company
and its Consolidated Subsidiaries as at the end of such quarter, and

	(B)	consolidated statements of income, changes in
shareholders' equity and cash flows of the Company and its Consolidated Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a financial officer of the Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 5.01(j)(i);

	(ii)	Annual Statements -- within 90 days after the end
of each fiscal year of the Company, duplicate copies of,

	(A)	a consolidated balance sheet of the Company
and its Consolidated Subsidiaries, as at the end of such year, and

	(B)	consolidated statements of income, changes in
shareholders' equity and cash flows of the Company and its Consolidated Subsidiaries, for each such year,

setting forth in each case in comparative form the figures
for the previous fiscal year, all in reasonable detail,
prepared in accordance with GAAP, and accompanied by:

	(1)	an opinion thereon of independent certified
public accountants of recognized national standing,
which opinion shall state that such financial
statements present fairly, in all material respects,
the financial position of the companies being reported
upon and their results of operations and cash flows and
have been prepared in conformity with GAAP, and that
the examination of such accountants in connection with
such financial statements has been made in accordance
with generally accepted auditing standards, and that
such audit provides a reasonable basis for such opinion
in the circumstances, and
	(2)	upon request of Lender, but only if a default
shall exist or if the Unsecured Note shall have a lower rating than that specified in Section 2.01(b) hereof at the time of such request, a certificate of such accountants stating that they have reviewed this Agreement and the certificate of a financial officer of the Company provided pursuant to Section 5.01(j)(iv) in connection with such financial statements, and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a breach of any covenant contained in Article Four, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any such breach unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (2) above, shall be deemed to satisfy the requirements of this Section 5.01(j)(ii);

	(iii)	Promptly upon their becoming available, one copy
of (A) each financial statement, report, notice or proxy statement sent by the Company or any of its Subsidiaries to public securities holders generally, and (B) each regular or periodic report, each registration statement (without exhibits except as expressly requested by Lender), and each prospectus and all amendments thereto filed by the Company or any such Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any such Subsidiary to the public concerning developments that are material;

	(iv)	Each set of financial statements delivered to
Lender pursuant to Section 5.01(j)(i) or Section 5.01(j)(ii) hereof shall be accompanied by a certificate of a financial officer of the Company, in his or her capacity as such officer and without personal liability other than for fraudulent statements or omissions, setting forth:

	(A)	Covenant Compliance -- the information
(including detailed calculations) required in order to
establish whether the Company was in compliance with
the requirements of Section 4.01 hereof and whether the
Borrower was in compliance with the requirements of
Section 4.02 hereof, during the quarterly or annual
period covered by the statements then being furnished
(including with respect to such Section, where
applicable, the calculations of the maximum or minimum
amount, ratio or percentage, as the case may be,
permissible under the terms of such Sections, and the
calculation of the amount, ratio or percentage then in
existence); and
	(B)	Event of Default -- a statement that such
officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company, the Borrower, and the Company's other Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company or Borrower (as applicable) shall have taken or proposes to take with respect thereto;

	(v)	Promptly after Lender shall so request, such other
reports and information as Lender shall reasonably request from time to time.


ARTICLE SIX

Section 6.01.  Events of Default.

	(a)	From and after the Conversion Date, each of the
following shall constitute an Event of Default for purposes of this Agreement:

		(i)		Borrower shall fail to pay (A) any
installment or mandatory prepayment of principal of or Prepayment Premium or the Evasion of Prepayment Premium, if any, on the Unsecured
Note, (B) any interest on the Unsecured Note or
(C) any fee or other amount payable hereunder or under the Unsecured Note, in each case when the same becomes due and payable, whether at maturity or otherwise, and such failure continues for five (5) days after the same becomes due and payable; or

		(ii)		Any representation or warranty made
by either Loan Party herein, or in any writing furnished to Lender in connection with the transactions contemplated by this Agreement, shall prove to have been incorrect in any material respect when made or deemed made; or

		(iii)		Borrower or the Company shall
fail to perform or observe any term, covenant or agreement contained in this Agreement (other than as specified in clause (i) above), and such failure shall remain unremedied for forty-five
(45) days; or

		(iv)		Any recourse obligation of either
Loan Party or any of their respective
Consolidated Subsidiaries (other than the
Unsecured Note) shall have been declared (or one or more Persons is entitled to declare any such obligation) due and payable prior to its scheduled maturity, or any payment in respect of such obligations shall be past due beyond any applicable grace period; or

		(v)		There shall be an Event of Default
under any of the Loan Documents; or

		(vi)		Either Loan Party, GP or any of
their respective Consolidated Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of its or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

		(vii)		an involuntary case or other
proceeding shall be commenced against either
Loan Party, GP or any of their respective
Consolidated Subsidiaries, seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against either Loan Party, GP or any of their respective Consolidated
Subsidiaries, under the federal bankruptcy laws as now or hereafter in effect; or

		(viii)		a final judgment or judgments
for the payment of money are rendered against one or more of the Company, GP or any of their respective Consolidated Subsidiaries, and which judgments are not adequately covered by insurance satisfactory to Lender in its sole discretion, or within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay.

Section 6.02. Remedies Upon Default.

	Upon the occurrence of an Event of Default described in
Section 6.01(b)(vi) or (vii), the entire principal sum evidenced by the Unsecured Note together with accrued interest and all other amounts due under this Agreement and the Unsecured Note (including the Evasion of Prepayment Premium) shall become immediately due and payable without any declaration or other act on the part of Lender. Upon the occurrence of any other Event of Default, Lender may, upon notice to Borrower, in addition to such other and further rights and remedies provided by law, the Unsecured Note, or any other agreement entered into by Borrower with respect to the Loan, declare the entire principal sum evidenced by the Unsecured Note due and payable, together with accrued interest thereon and all other amounts due under this Agreement and the Unsecured Note, whereupon the Unsecured Note, plus the applicable Evasion of Prepayment Premium, if any, and all such interest and all such amounts shall become due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. If an Event of Default has occurred and is continuing, and irrespective of whether the Unsecured Note has become or has been declared immediately due and payable under this Section 6.02, the Lender may proceed to protect and enforce the rights of Lender by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Unsecured Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of the power granted hereby or thereby or by law or otherwise.

Section 6.03. No Waivers or Election of Remedies; Expenses, etc.

	No delay on the part of Lender in exercising any right, power or remedy following the occurrence of an Event of Default and no course of dealing shall operate as a waiver thereof or otherwise prejudice Lender's rights, powers or remedies. No right, power or remedy conferred by this Agreement or the Unsecured Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise, including any right, power or remedy of Lender under any of the Loan Documents. Without limiting the obligations of Borrower set forth elsewhere herein, Borrower will pay to Lender on demand such further amount as shall be sufficient to cover all costs and expenses of Lender incurred in any enforcement or collection under this Article 6, including attorneys' fees, expenses and disbursements.


ARTICLE SEVEN

Section 7.01.  Amendments and Waivers.

	This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. Borrower shall pay all costs and expenses (including attorneys' fees) incurred by Lender in connection with any amendments, waivers or consents requested by Borrower under or in respect of this Agreement or the Unsecured Note (whether or not such amendment, waiver or consent becomes effective).

Section 7.02. Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below and may be personally served, sent by overnight courier service for next business day delivery or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by overnight courier, on the next succeeding Business Day after delivery to such courier properly addressed; or (c) if by U.S. Mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed:

	If to Borrower		Parkway Properties LP
	or Company:			c/o Parkway Properties, Inc.
						188 East Capitol Street
						Suite 1000
						Jackson, MS 39201
						Attn.: Sarah P. Clark

						TIAA Appl. # FL-889;  M-000441900
						TIAA Appl. # NC-190;  M-000448000
						TIAA Appl. # SC-74;  M-000442200
						TIAA Appl. # TN-145;  M-000442100								TIAA Appl. # TX-899;  M-000440000
						TIAA Appl. # VA-387;  M-000442000

	with a copy to:	Forman Perry Watkins
						Krutz & Tardy, PLLC
						188 East Capitol Street
						Suite 1200
						Jackson, MS 39201
						Attn.:  Steven M. Hendrix, Esq.

						TIAA Appl. # FL-889;  M-000441900
						TIAA Appl. # NC-190;  M-000448000
						TIAA Appl. # SC-74;  M-000442200
						TIAA Appl. # TN-145;  M-000442100								TIAA Appl. # TX-899;  M-000440000
						TIAA Appl. # VA-387;  M-000442000

	If to Lender:		Teachers Insurance and Annuity
Association of America
						730 Third Avenue
						New York, New York  10017
						Attn:	Managing Director
						Mortgage and Real Estate Division
						Region: Northeast/South/Int'l

						TIAA Appl. # FL-889;  M-000441900
						TIAA Appl. # NC-190;  M-000448000
						TIAA Appl. # SC-74;  M-000442200
						TIAA Appl. # TN-145;  M-000442100								TIAA Appl. # TX-899;  M-000440000
						TIAA Appl. # VA-387;  M-000442000

	with a copy to:	Teachers Insurance and Annuity
Association of America
						730 Third Avenue
						New York, New York  10017
						Attn:	Vice President and Chief
Counsel in charge of Mortgage
and Real Estate Law

						TIAA Appl. # FL-889;  M-000441900
						TIAA Appl. # NC-190;  M-000448000
						TIAA Appl. # SC-74;  M-000442200
						TIAA Appl. # TN-145;  M-000442100								TIAA Appl. # TX-899;  M-000440000
						TIAA Appl. # VA-387;  M-000442000

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this subsection.

Section 7.03.  Governing Law.

	This Agreement shall be governed and construed in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 7.04.  Execution in Counterparts.

	This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

Section 7.05.  Exhibits.

The Exhibits hereto shall constitute a part of this Agreement as if fully set forth herein.

Section 7.06.  Severability.

	Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.07.  Survival of Representations and Warranties.

	All representations and warranties contained in this Agreement or made in writing by or on behalf of Borrower or the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the Unsecured Note and the sale of the Unsecured Note, regardless of any investigation made at any time by or on behalf of Lender.

Section 7.08.  Successors and Assigns.

	All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

Section 7.09.  The Meaning of "Including".

	The word "including" or other forms of the word "include" shall mean "without limitation".


ARTICLE EIGHT

Section 8.01.	Payment on Unsecured Note.

	(a)	Each payment to be made by Borrower hereunder and under
the Unsecured Note shall be made not later than 12:00 noon (New
York City time) on the day when due, in U.S. dollars, to Lender at its account address set forth below (or at such other account address as Lender shall have previously designated by written notice to Borrower) in immediately available funds without set-off or counterclaim:

				Chase Manhattan Bank
				New York, NY
				ABA #021000021
				Account #910-2-766467
Credit to Teachers Insurance and Annuity
Association of America

						TIAA Appl. # FL-889;  M-000441900
						TIAA Appl. # NC-190;  M-000448000
						TIAA Appl. # SC-74;  M-000442200
						TIAA Appl. # TN-145;  M-000442100
     	TIAA Appl. # TX-899;  M-000440000
						TIAA Appl. # VA-387;  M-000442000

	(b)	Whenever any payment hereunder or under the Unsecured
Note shall be stated to be due on a day other than a Business
Day, such payment shall be made on the next succeeding Business
Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be.


ARTICLE NINE

Section 9.01.  Registration of the Unsecured Note.

	The Borrower shall keep at its principal executive office, and at its own expense, a register for the registration and registration of transfer of the Unsecured Note. The names and addresses of the holder of the Unsecured Note, the transfer thereof and the names and addresses of the transferees of the Unsecured Note shall be registered in such note register.
Borrower may deem and treat the person in whose name the Unsecured Note is registered as the owner and holder thereof for all purposes and shall not be affected by any notice to the contrary, until due presentment of such Unsecured Note for registration of transfer as provided in this Article Nine.
Neither Borrower nor Company may register or otherwise represent the Unsecured Note as a public instrument.

Section 9.02. Transfer and Exchange of the Unsecured Note.

	Upon surrender of the Unsecured Note at the principal executive office of the Borrower for registration of transfer or exchange, Borrower shall execute and deliver, at Borrower's expense, a new Unsecured Note of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Unsecured Note. Each such new Unsecured Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Unsecured Note or dated the date of the surrendered Unsecured Note if no interest shall have been paid thereon.

	Every Unsecured Note surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Unsecured Note or by his or her attorney duly authorized in writing. Borrower may condition its issuance of any new Unsecured Note in connection with a transfer by any holder on the receipt of customary representations from any transferee of any Unsecured Note as to securities law matters and on payment to Borrower of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of such transfer.

Section 9.03.  Lost, Stolen or Mutilated Notes.

	Upon receipt by the Borrower of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Unsecured Note (which evidence shall be, in the case of Lender or other institutional investor, notice from Lender or such other institutional investor, of such ownership and such loss, theft, destruction or mutilation), and

	(a)	in the case of loss, theft or destruction, of an
indemnity in such form or amount as shall be reasonably satisfactory to Borrower (provided that if the holder of the Unsecured Note is, or is a nominee for, Lender or another institutional investor, such Person's unsecured agreement of indemnity shall conclusively be deemed to be satisfactory so long as such Person (other than Lender or any nominee of Lender) has a net worth at least equal to the greater of the outstanding principal amount of the lost, stolen or destroyed Unsecured Note or $50,000,000), or

	(b)	in the case of mutilation, upon surrender and
cancellation thereof,

Borrower at its own expense shall execute and deliver, in lieu thereof, a new Unsecured Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Unsecured Note or dated the date of such lost, stolen, destroyed or mutilated Unsecured Note if no interest shall have been paid thereon.


ARTICLE TEN

Section 10.01. Contingent Liability of the Company in Respect of the Unsecured Note.

	The Company shall have no liability whatsoever for the Unsecured Note unless and until the Company shall fail to perform or observe its obligations under Section 4.01(k), in which event the Company shall become jointly and severally liable to Lender, as fully as if the Company were named together with the Borrower in the Unsecured Note, for the Obligations thereunder outstanding as of the date of such failure by the Company or incurred thereafter.


[balance of page is intentionally blank]

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


					BORROWER:

PARKWAY PROPERTIES LP, a Delaware limited partnership

	By:	Parkway Properties General
Partners, Inc.,its sole general partner,
a Delaware corporation


						By:
						Name:  James M. Ingram
						Title: Senior Vice President


						By:
							Name:  Sarah P. Clark
						  	Title: Senior Vice President,
								  CFO, Treasurer &
							   	  Secretary



					COMPANY:

PARKWAY PROPERTIES, INC., a Maryland
corporation


						By:
 							Name:   James M. Ingram
							Title:  Senior Vice President

						By:
							Name:   Sarah P. Clark
							Title:  Senior Vice President,
								   CFO, Treasurer &
								   Secretary


[Signatures Continued on Following Page]

[Signatures Continued From Previous Page]



					LENDER:

					TEACHERS INSURANCE AND ANNUITY
					ASSOCIATION OF AMERICA


	 By:
						 Name:   William A. Welcher
						 Title:  Associate Director
  							    and Assistant
							    Secretary



Exhibit A


UNSECURED NOTE


$_____________[ ]	__________, _________
_______ __, ____
PPN [_________________]


	FOR VALUE RECEIVED, the undersigned, PARKWAY PROPERTIES LP, a Delaware limited partnership (herein, together with its successors and assigns, "Maker"), having an address c/o Parkway Properties, Inc., 188 East Capitol Street, Suite 1000, Jackson,
MS 39201, Attn.: Sarah P. Clark promises to pay to the order of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (herein, together with its successors and assigns, "Holder") during regular business hours at its offices at 730 Third Avenue, New York, New York 10017, or at such other place as may be designated from time to time in writing by Holder, the principal sum of _________ MILLION ________________________ AND ____/100
($______________) DOLLARS, together with interest at the rate of seven and 95/1000 (7.095%) percent per annum (the "Unsecured Note Base Rate") thereon on so much thereof as is from time to time outstanding and unpaid in the manner hereinafter more specifically set forth, in lawful money of the United States of America which will at that time be deemed to be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in installments as follows:


		1.	Principal and accrued interest in the amount of
$____________[ ] shall be due and payable on the first day of the calendar month following the Conversion Date and on the first day of each month thereafter but excluding August 1, 2008 (the
"Maturity Date").

		2.	On the Maturity Date, the entire unpaid principal
balance together with accrued and unpaid interest and all other sums due hereunder and under the Conversion and Note Agreement
(as hereinafter defined) shall be due and payable.



	Maker acknowledges that the monthly installments of principal and interest provided in Paragraph [1] above will not fully repay the principal of this Note and that a balloon payment of the entire unpaid principal balance, together with accrued and unpaid interest thereon, will be due on the Maturity Date. Holder has made no agreement to make financing available to Maker in connection with such balloon payment.

	The indebtedness evidenced by this Note may not be prepaid, in whole or in part, except on the terms and conditions and in the amounts and with the premiums, if any, set forth in the Conversion and Note Agreement.

	This Unsecured Note of the Maker in the aggregate principal amount of $___________ is issued under and pursuant to the Conversion and Note Agreement dated as of _________, 1998 (the "Conversion and Note Agreement") and entered into by Maker, Parkway Properties, Inc., a Maryland corporation (the "Company"), and Holder, and the holder of this Note is entitled to all the benefits provided for thereby or referred to therein, to which Conversion and Note Agreement reference is hereby made for the statement thereof.

	Upon the occurrence of an Event of Default (as defined in the Conversion and Note Agreement), the entire principal balance of this Note together with accrued interest and all other sums due under the Conversion and Note Agreement will become or may be declared to be immediately due and payable, without any notice or demand whatsoever, notice of exercise of such option being waived by Maker. Holder's failure to exercise its option to accelerate will not constitute a waiver of the right to exercise such option at a later date (provided the Event of Default continues) or upon the occurrence of a subsequent Event of Default.

	Maker hereby waives and renounces for itself, and all its successors and assigns, all right to the benefit of any moratorium, reinstatement, forbearance, stay and extension now provided, or which hereafter may be provided, by the Constitution and laws of the United States of America and of any state thereof, as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.
	In the event of an Event of Default under the Conversion and Note Agreement, interest will accrue thereafter on the unpaid principal balance of this Note at the rate of five percent (5%) per annum plus the Unsecured Note Base Rate.

	In addition to the foregoing, if Maker shall fail to timely make any payment of interest or principal beyond any grace period provided in the Conversion and Note Agreement, time being of the essence, including payments due on maturity, then a late charge by way of damages will be immediately due and payable. Maker recognizes that a default by Maker in making the payments under this Note and under the Conversion and Note Agreement on or before the due date thereof will result in Holder incurring additional expense in servicing the loan evidenced by this Unsecured Note outstanding under the Conversion and Note
Agreement, in a loss to Holder of the use of the money due and in frustration to Holder in meeting its loan commitments. Maker agrees that if, for any reason, Maker fails to pay the amounts due under this Note or under the Conversion and Note Agreement on or before the due date thereof and such failure continues beyond any such grace period, Holder will be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages. Maker therefore agrees that a sum equal to five cents ($.05) for each dollar ($1.00) of each payment which becomes and remains delinquent is a reasonable estimate of the damages to Holder, which sum Maker agrees to pay on demand.

	If any suit or action is instituted to collect this Note or any part thereof, or if it is placed in the hands of an attorney for collection, Maker promises and agrees to pay reasonable attorneys' fees, court costs and fees of Holder or any agent of Holder.

	Maker and all endorsers or guarantors hereof and all others who may become liable for all or any part of this obligation agree hereby to be jointly and severally bound, and they jointly and severally waive and renounce, to the extent permitted by law, demand, protest, notice of nonpayment (other than for such notices as are expressly set forth in the Conversion and Note Agreement) and any and all lack of diligence or delays in collection or enforcement thereof, and expressly consent to any extension of time, release of any party liable for this obligation, or any other indulgence or forbearance whatsoever.
Any such extension, release, indulgence or forbearance may be made without notice to such party and without in any way affecting the liability of such party.

	Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment, and all other notices not expressly provided for herein or in the Conversion and Note Agreement, are hereby waived by Maker.

	No failure to accelerate the debt evidenced hereby by reason of an Event of Default, acceptance of a past due installment, or indulgence granted from time to time will be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or of any other right granted hereunder by the laws of the State of New York. Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, will operate to release, discharge, modify, change or affect the original liability, if any, of Maker under this Note, either in whole or in part. This Note may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

	Notwithstanding any provision herein or in the Conversion and Note Agreement to the contrary, it is not the intention of Holder to charge or collect, nor shall there at any time be charged or become due and payable hereunder any interest (whether based on the Unsecured Note Base Rate or otherwise) which would result in a rate of interest being charged which is in excess of the maximum rate, if any, now permitted by law for this transaction to be charged; and in the event that any sum in excess of the maximum rate of interest is paid or charged, the same shall be deemed to have been a prepayment of principal (which prepayment shall be permitted, and be without Prepayment Premium or penalty) when paid, and all payments made thereafter shall be appropriately applied to interest and principal to give such effect to the maximum rate permitted by law, and after such application, any excess payment shall be immediately refunded to Maker.

	If during the term of this Note the maximum rate of interest, if any, now permitted by law for this transaction to be charged should be increased, then for so long as such increase is in effect, the applicable maximum rate permitted to be charged as referred to in the paragraph immediately preceding will be deemed to be such increased rate. If such maximum rate of interest, if any, now permitted by law to be charged for this transaction should be deleted so that there would be no such maximum rate, then for purposes of this Note there will thereafter be no maximum rate limiting the amount that can be charged.

	This Note is intended as a contract under, and will be construed and enforced in accordance with, the laws of the State of New York or the laws of the United States of America, when and where applicable (including, without limitation, any federal usury ceiling or other federal law preempting state usury laws, which law, from time to time, may be applicable to the indebtedness evidenced hereby), as Holder may elect.

	As used herein, the terms "Maker" and "Holder" will be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action by the parties or by the operation of law.

	Any and all notices, demands or requests provided for or permitted to be given pursuant to this Note will be given in the manner described in Section 7.02 of the Conversion and Note
Agreement.

* * * *


	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note as of the date first above written.


					MAKER:

					PARKWAY PROPERTIES LP, a Delaware
limited partnership

II. By: 	Parkway Properties General
	Partners, Inc., a Delaware
	corporation, its sole
	general partner


	By:
				     	Name: ____________________
					Title: _____________________

	By:
						Name: ____________________
						Title: ____________________



Exhibit B
FORM OF LEGAL OPINION

	The opinion of Forman Perry Watkins Krutz & Tardy, PLLC and other counsel, as counsel for the Loan Parties and GP, shall be to the effect that:

	1.	The Borrower is a limited partnership, duly
incorporated and in good standing under the laws of Delaware. The Borrower has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and proposed to be conducted.

	2.	The Company is a  ____________________ duly
incorporated and in good standing under the laws of ________. The Company has all requisite power and authority to carry on its business as now conducted and proposed to be conducted. The Company holds, beneficially and of record, one hundred percent
(100%) of each class of the outstanding capital stock of GP, and owns a ____ limited partnership interest in the Borrower.

	3.	GP is a corporation, duly incorporated and in good
standing under the laws of ____________.

	4.	GP is the sole general partner of Borrower.

	5.	The Borrower has all necessary legal power and
authority to enter into and to perform its obligations under the Conversion and Note Agreement and the Unsecured Note and has taken all necessary action to authorize the execution and delivery of, and the performance of its obligations under, the Conversion and Note Agreement and the Unsecured Note.
The Conversion and Note Agreement and the Unsecured
Note have been duly and validly executed and delivered by the Borrower, and constitute the legal, valid, and binding joint and several obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by equitable principles of general application.

	6.	The Company has all necessary legal power and
authority to enter into and to perform its obligations under the Conversion and Note Agreement and has taken all necessary action to authorize the execution and delivery of, and the performance of its obligations under, the Conversion and Note Agreement.
The Conversion and Note Agreement has been duly and validly executed and delivered by the Company, and constitutes the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by equitable principles of general application.

	7.	The execution and delivery of the Conversion and Note
Agreement by the respective Loan Parties and of the Unsecured Note by the Borrower, and the performance by each Loan Party of its obligations under the Conversion and Note Agreement and, in the case of the Borrower and, if applicable the Company, under the Unsecured Note, will not violate or conflict with any law, rule, or regulation applicable to either Loan
Party, any provision of the organizational documents of either Loan Party or, to such counsel's knowledge after due inquiry, (i) any order, judgment, or decree of any court, arbitrator or governmental agency applicable to either Loan Party or any of its assets, or (ii) any agreement binding on either Loan Party or, to such counsel's knowledge after due inquiry, result in the creation or imposition of a lien on any properties or revenues of either Loan Party.

	8.	No consent or authorization of, filing with, or other
act by or in respect of, any governmental authority and no consent of any party is required in connection with the execution, delivery or performance by either
Loan Party of the Conversion and Note Agreement and the Unsecured Note or the enforceability thereof against each Loan Party.

	9.	To such counsel's knowledge after due inquiry, there
is not presently pending or threatened any action, claim, proceeding, or investigation, at law or in equity or by or before any court or arbitrator or any governmental, public, or regulatory authority, against, affecting, or involving either Loan Party or any employee thereof which questions the right, power, legal capacity, or permissibility of either
Loan Party to execute and deliver, and to perform its obligations under, the Conversion and Note Agreement or the Unsecured Note, or wherein any unfavorable decision, ruling, or finding could have a Material
Adverse Effect.

	10.	Borrower is not an "employee benefit plan" as defined
in Section 3(3) of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA, or a "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code of
1986, as amended (the "Code") that is subject to
Section 4975 of the Code, and Borrower's assets do not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section
4975 of the Code. Borrower is not a "governmental plan" within the meaning of Section 3(3) of ERISA and transactions by or with Borrower are not subject to any laws regulating investments of and fiduciary obligations with respect to governmental plans.

	11.	Borrower is not, nor after giving effect to any loan
will be, subject to regulation under the Public
Utility Holding Company Act of 1935, the Federal
Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

	12.	Neither the purchase of the Unsecured Note nor the
use by the Borrower of all or any portion of the proceeds of the sale of the Unsecured Note will violate Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended.

	13.	The issuance, delivery and sale of the Unsecured Note
do not require registration under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of either Loan Party or GP, and with respect to matters governed by the laws of any jurisdiction in which such counsel is not admitted to practice, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable, which counsel shall be reasonably satisfactory to Lender

Exhibit C


Amo
rti
zat
ion
Paym
ent
Numb
er

Due Date
Outstanding
Principal Amt
of Secured
Loan (1)
Amount of
Unsecured loan
w/100%
Conversion
P & I
Payment
for
unsecured
Loan @
7.095%
Amount of
Unsecured
loan
w/50%
Conversion
P&I
Payment
for
unsecured
component
@7.095%
P&I payment
for secured
component
@6.945%
179
1
01-Aug-98
96,692,504.02
96,692,504.02
876,987.25
48,346,252.01
438,493.63
434,441.74
178
2
01-Sept-98
96,383,228.40
96,383,228.40
876,951.01
48,191,614.20
438,475.51
434,441.74
177
3
01-Oct-98
96,072,162.86
96,072,162.86
876,914.68
48,036,081.43
438,457.34
434,441.74
176
4
01-Nov-98
95,759,297.02
95,759,297.02
876,878.26
47,879,648.51
438,439.13
434,441.74
175
5
01-Dec-98
95,444,620.47
95,444,620.47
876,841.74
47,722,310.23
438,420.87
434,441.74
174
6
01-Jan-99
95,128,122.73
95,128,122.73
876,805.13
47,564,061.36
438,402.57
434,441.74
173
7
01-Feb-99
94,809,793.25
94,809,793.25
876,768.42
47,404,896.63
438,384.21
434,441.74
172
8
01-Mar-99
94,489,621.45
94,489,621.45
876,731.62
47,244,810.73
438,365.81
434,441.74
171
9
01-Apr-99
94,167,596.65
94,167,596.65
876,694.72
47,083,798.33
438,347.36
434,441.74
170
10
01-May-99
93,843,708.14
93,843,708.14
876,657.73
46,921,854.07
438,328.87
434,441.74
169
11
01-Jun-99
93,517,945.12
93,517,945.12
876,620.65
46,758,972.56
438,310.33
434,441.74
168
12
01-Jul-99
93,190,296.74
93,190,296.74
876,583.47
46,595,148.37
438,291.74
434,441.74
167
13
01-Aug-99
92,860,752.10
92,860,752.10
876,546.19
46,430,376.05
438,273.10
434,441.74
166
14
01-Sep-99
92,529,300.22
92,529,300.22
876,508.82
46,264,650.11
438,254.41
434,441.74
165
15
01-Oct-99
92,195,930.07
92,195,930.07
876,471.36
46,097,965.03
438,235.68
434,441.74
164
16
01-Nov-99
91,860,630.53
91,860,630.53
876,433.80
45,930,315.27
438,216.90
434,441.74
163
17
01-Dec-99
91,523,390.45
91,523,390.45
876,396.15
45,761,695.22
438,198.08
434,441.74
162
18
01-Jan-2000
91,184,198.59
91,184,198.59
876,358.40
45,592,099.30
438,179.20
434,441.74
161
19
01-Feb-2000
90,843,043.66
90,843,043.66
876,320.55
45,421,521.83
438,160.28
434,441.74
160
20
01-Mar-2000
90,499,914.29
90,499,914.29
876,282.61
45,249,957.15
438,141.31
434,441.74
159
21
01-Apr-2000
90,154,799.06
90,154,799.06
876,244.58
45,077,399.53
438,122.29
434,441.74
158
22
01-May-2000
89,807,686.48
89,807,686.48
876,206.45
44,903,843.24
438,103.23
434,441.74
157
23
01-Jun-2000
89,458,564.99
89,458,564.99
876,168.22
44,729,282.49
438,084.11
434,441.74
156
24
01-Jul-2000
89,107,422.95
89,107,422.95
876,129.90
44,553,711.47
438,064.95
434,441.74
(1) Assumes that no conversion has occurred and that all scheduled principal and interest payments were made on the first day of the respective calendar month

Completion Notes for Note and Conversion Agreement:

Attach Signature Pages



























/	The amount of the Unsecured Note will be determined according to
Sections 2.01 and 2.02(a) of the
Conversion and Note Agreement.


/	This amount will be determined in accordance with Exhibit A.